PROSPECTUS

FRANKLIN
MUTUAL SERIES FUND INC.

CLASS A, B & C

INVESTMENT STRATEGY

GROWTH & INCOME o VALUE

Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

GLOBAL o VALUE

Mutual Discovery Fund
Mutual European Fund

MAY 1, 1999

















[Insert Franklin Templeton Ben Head]

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2    Mutual Beacon Fund; Mutual
      Qualified Fund; Mutual Shares Fund; Mutual Discovery Fund

18    Mutual Financial Services Fund

30    Mutual European Fund

42    Management

45    Distributions and Taxes;
      Year 2000 Problem

47    Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

53    Choosing a Share Class

59    Buying Shares

61    Investor Services

64    Selling Shares

66    Account Policies

69    Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

MUTUAL BEACON FUND
MUTUAL QUALIFIED FUND
MUTUAL SHARES FUND
MUTUAL DISCOVERY FUND

[Insert graphic of bullseye and arrows]  GOALS AND STRATEGIES

GOALS The principal investment goal of Mutual Beacon, Mutual Qualified and Mutual Shares is capital appreciation, which may occasionally be short-term. Their secondary goal is income. The principal investment goal of Mutual Discovery is capital appreciation.

PRINCIPAL INVESTMENTS The funds primarily invest in domestic and foreign equity securities of companies that the manager believes are available at prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks, preferred stocks and convertible securities.

In following this investment strategy, the funds primarily invest in the equity securities of companies with market capitalization values (share price times the number of common stock shares outstanding) of more than $1.5 billion. In addition, each fund may invest a substantial portion of its assets in securities of companies with smaller market capitalization values. Each fund may invest a substantial portion of its assets in the securities of domestic or foreign companies involved in mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings, as well as distressed companies and those in bankruptcy (Reorganizing Companies), or as to which there are outstanding tender or exchange offers. Each fund may participate in outstanding tender or exchange offers. Investments in Reorganizing Companies may, but are not expected to, exceed 50% of a fund's assets.

The funds may invest a substantial portion of their assets in foreign equity securities. To hedge (protect) against currency exchange rate fluctuations, the funds enter into forward foreign currency exchange contracts to the extent that hedging is available and, in the manager's opinion, it is economical to do so. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

Each fund invests to a lesser extent in domestic and foreign debt securities as compared to equity securities. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, including those convertible into common stock, notes and debentures. The funds may invest in debt securities rated in any rating category established by an independent rating organization, including lower rated or defaulted debt securities ("junk bonds"), or in unrated debt securities. The funds typically invest in unrated debt securities of Reorganizing Companies.

The funds may invest in the direct indebtedness, or participation interests in the indebtedness, of Reorganizing Companies. Indebtedness may not be a security but, rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the direct indebtedness of companies, a fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing.

Participation interests in indebtedness represent fractional interests in a company's indebtedness. The financial institutions which typically make participations available are banks or insurance companies or governmental institutions or supranational organizations. Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development.

The funds may also purchase trade claims and other direct obligations or claims (Trade Claims) of Reorganizing Companies. Trade Claims generally are purchased from creditors of Reorganizing Companies, and represent money due to a supplier of goods or services to a Reorganizing Company.

While the funds generally purchase securities for investment purposes and not for the purpose of influencing or controlling management of a company, the manager may use a fund's ownership interest in a company to seek to influence or control management when the manager perceives a benefit. The funds may invest in entities whose business is to acquire securities of companies for the purpose of influencing or controlling management or with the expectation of taking over such companies. The funds also may invest in the securities of a particular company which the manager believes may be an attractive company to be taken over by another entity.

[Begin callout]
The funds invest primarily in securities of companies that the manager believes are undervalued.
[End callout]

PORTFOLIO SELECTION In choosing equity securities for the fund, the manager bases its opinions as to whether a security is available at less than its intrinsic value upon the analysis and research of certain factors, including: the relationship of a security's book value to market value; cash flow; and multiples of earnings of comparable securities. Each security is examined separately and there is no set criteria as to the size of an issuer, its earnings or the industry in which it operates. Debt securities, including indebtedness, participations and Trade Claims, are generally selected based on the manager's opinion that the securities are available at less than their intrinsic value, and the manager's own analysis of the security has greater influence over the investment decision than the coupon rate or rating of the security. The smaller companies in which the funds invest may not be as well known as the larger companies in which the funds invest, their securities may trade in the securities markets below their book values and may not be followed by established securities analysts.

While the manager follows the same strategy in choosing investments for all of the funds, there are certain differences among the funds. Mutual Beacon generally invests to a greater extent in foreign securities as compared to Mutual Qualified and Mutual Shares. Mutual Shares generally invests to a lesser extent in foreign securities as compared to Mutual Beacon and Mutual Qualified. Mutual Discovery may invest most of its assets in foreign securities, and generally invests substantially more of its assets in securities of companies with smaller market capitalization values than the other funds. In addition, each fund has different portfolio managers who have primary responsibility for selecting the investments for the funds. As a result of these differences, the funds' performance will vary.

TEMPORARY INVESTMENTS The manager may keep a portion of the assets of each fund invested in short-term debt positions when insufficient investment opportunities meeting the manager's investment criteria exist. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. The manager may also make temporary short-term investments in anticipation of cash requirements. Under these circumstances, a fund may be unable to pursue its investment goals because it may not invest or may invest less in equity and debt securities that the manager believes are available at prices below their intrinsic value.

[Insert graphic of chart with line going up and down]  MAIN RISKS

VALUE INVESTING Each fund's general policy of investing in securities that the manager believes are available at prices less than their intrinsic value, including securities of Reorganizing Companies, differs from the approach followed by many other managers, and may result in the fund choosing securities that are not widely followed by other investors. There is always the possibility that the manager may be incorrect in its assessment of a particular company or that the manager may not buy these securities at their lowest possible price or sell them at their highest.

[Begin callout]
Because the securities the funds hold fluctuate in price with market conditions, the value of your investment in a fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

SMALLER COMPANIES Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, small companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

REORGANIZING COMPANIES There can be no assurance that any merger, consolidation, liquidation, reorganization or tender or exchange offer proposed at the time a fund makes its investment in a Reorganizing Company will be consummated or will be consummated on the terms and within the time period contemplated and, therefore, that the fund's performance will benefit from its investment in a Reorganizing Company. Debt securities of Reorganizing Companies typically are unrated, lower rated, in default or close to default.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the funds.

COUNTRY. General securities market movements in any country where a fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the funds invest in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

A fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S. While short-term volatility in these markets can be disconcerting, declines of more than 50% are not unusual.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY. To the extent a fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Forward foreign currency exchange contracts are considered derivative investments, since their value depends on the value of an underlying asset. The funds' investments in these derivatives may involve a small investment relative to the amount of risk assumed. The funds can incur a loss in these transactions due to the imposition of controls by a foreign or the U.S. government on the exchange of foreign currencies or the inability to deliver or receive a foreign currency. The success of forward foreign currency exchange contracts will depend on the manager's ability to predict market movements. Losses resulting from the use of forward foreign currency exchange contracts can reduce a fund's share price, and possibly income, and such losses can be greater than if the contract had not been entered into by the fund.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds" or "high yield debt securities," and the type of unrated debt securities purchased by the funds, generally have more risk than higher-rated securities.

INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. Typically, purchasers of participations, such as the funds, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. When a fund purchases a participation, it takes on the risk associated with the financial soundness of the bank or other financial intermediary issuing the participation, as well as the credit risk associated with the financial soundness of the issuer of the underlying indebtedness. When a fund purchases a Trade Claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the Trade Claim. There are no established markets for indebtedness, participations and Trade Claims and, thus, they are less liquid than securities which are heavily traded and may often be considered illiquid investments.

ILLIQUID SECURITIES Each fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities with a limited trading market. Investments by a fund in illiquid securities involve the possibility that the securities cannot be readily sold or can only be resold at a price significantly lower than their value, which may have a negative effect on the value of the fund's shares.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the funds' manager considers.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which a fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of a fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 46 for more information.

More detailed information about the funds, their policies (including temporary investments), risks and bond ratings can be found in the funds' Statement of Additional Information (SAI).

[Insert graphic of a bull and a bear]  PERFORMANCE

These bar charts and tables show the volatility of each fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

MUTUAL BEACON FUND
CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

16.72%   -8.5%  17.08%  22.42%  22.42% 5.20%  25.43%  20.74%  22.55% 2.02%
89       90     91      92      93     94     95      96      97     98
                                    YEAR

[Begin callout]
Best
Quarter:
Q4 '98
12.57%

Worst
Quarter:
Q3 '98
-17.67%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                   1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------

Mutual Beacon Fund - Class A 2       -3.85%     13.42%      13.40%
S&P 500(R) Index 3                   28.58%     24.06%      19.21%

                                   1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------

Mutual Beacon Fund - Class B 2       -2.32%     13.78%      13.35%
S&P 500(R) Index 3                   28.58%     24.06%      19.21%

                                    1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------

Mutual Beacon Fund - Class C 2       -0.52%     13.79%      13.09%
S&P 500(R) Index 3                   28.58%     24.06%      19.21%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 5.12% for Class A.
2. Figures reflect sales charges.
Before November 1, 1996, only a single class of fund shares was offered without a sales charge and Rule 12b-1 fees. All fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the fund's inception and assume reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

MUTUAL QUALIFIED FUND
CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

13.64%   -10.57%20.62%  22.17%  22.13% 5.32%  26.12%  20.75%  24.44% 0.15%
89       90     91      92      93     94     95      96      97     98
                                    YEAR
[Begin callout]
BEST
QUARTER:
Q4 '98
12.56%

WORST
QUARTER:
Q3 '98
-17.73%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1998

                                   1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------

Mutual Qualified Fund - Class A 2  -5.62%      13.50%      13.17%
S&P 500(R)Index 3                  28.58%      24.06%      19.21%

                                    1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------

Mutual Qualified Fund - Class B 2  -4.19%      13.84%      13.07%
S&P 500(R)Index 3                  28.58%      24.06%      19.21%

                                   1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------

Mutual Qualified Fund - Class C 2  -2.45%      13.85%      12.81%
S&P 500(R)Index 3                  28.58%      24.06%      19.21%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 2.86% for Class A.
2. Figures reflect sales charges.
Before November 1, 1996, only a single class of fund shares was offered without a sales charge and Rule 12b-1 fees. All fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the fund's inception and assume reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

MUTUAL SHARES FUND
CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

14.15%   -10.28%20.47%  20.81%  20.47% 4.13%  28.60%  20.32%  26.01% 0.01%
89       90     91      92      93     94     95      96      97     98
                                    YEAR
[Begin callout]
BEST
QUARTER:
Q4 '98
13.24%

WORST
QUARTER:
Q3 '98
-17.03%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                   1 YEAR      5 YEARS     10 YEARS
----------------------------------------------------------------------

Mutual Shares Fund - Class A 2     -5.75%     13.86%      13.14%
S&P 500(R)Index 3                  28.58%     24.06%      19.21%

                                   1 YEAR      5 YEARS     10 YEARS
----------------------------------------------------------------------

Mutual Shares Fund - Class B 2     -4.21%     14.21%      13.05%
S&P 500(R)Index 3                  28.58%     24.06%      19.21%

                                   1 YEAR      5 YEARS     10 YEARS
----------------------------------------------------------------------
tual Shares Fund - Class C 2       -2.43%     14.22%      12.79%
S&P 500(R)Index 3                  28.58%     24.06%      19.21%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 4.87% for Class A.
2. Figures reflect sales charges.
Before November 1, 1996, only a single class of fund shares was offered without a sales charge and Rule 12b-1 fees. All fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the fund's inception and assume reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

MUTUAL DISCOVERY FUND
CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

                35.33%  3.20%   28.17% 24.41% 22.46%  -2.37%
                93      94      95     96     97      98
                                    YEAR

[Begin callout]
BEST
QUARTER:
Q1 '93
12.21%

WORST
QUARTER:
Q3 '98
-19.55%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                            SINCE
                                                          INCEPTION
                                   1 YEAR      5 YEARS    (12/31/92)
---------------------------------------------------------------------------
Mutual Discovery Fund - Class A 2  -7.99%      13.15%      16.57%
S&P 500(R)Index 3                  28.58%      24.06%      21.61%
MSCI World Index 4                 24.80%      16.19%      17.32%

                                                            SINCE
                                                           INCEPTION
                                   1 YEAR      5 YEARS    (12/31/92)
-----------------------------------------------------------------------------
Mutual Discovery Fund - Class B 2  -6.57%      13.53%      16.89%
S&P 500(R)Index 3                  28.58%      24.06%      21.61%
MSCI World Index 4                 24.80%      16.19%      17.32%

                                                            SINCE
                                                           INCEPTION
                                   1 YEAR      5 YEARS     (12/31/92)
-----------------------------------------------------------------------------
Mutual Discovery Fund - Class C 2  -4.79%      13.54%      16.78%
S&P 500(R)Index 3                  28.58%      24.06%      21.61%
MSCI World Index 4                 24.80%      16.19%      17.32%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 4.07% for Class A.
2. Figures reflect sales charges.
Before November 1, 1996, only a single class of fund shares was offered without a sales charge and Rule 12b-1 fees. All fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the fund's inception and assume reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.
4. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1500 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign]  FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   MUTUAL
                                       BEACON    QUALIFIED   SHARES  DISCOVERY
-------------------------------------------------------------------------------
CLASS A 1

Maximum sales charge (load)
 as a percentage of offering price     5.75%       5.75%       5.75%    5.75%

Load imposed on purchases              5.75%       5.75%       5.75%    5.75%

Maximum deferred sales charge (load) 3  None        None        None     None

Exchange Fee                            None        None        None     None

CLASS B 2

Maximum sales charge (load)
 as a percentage of offering price     4.00%       4.00%       4.00%    4.00%

Load imposed on purchases               None        None        None     None

Maximum deferred sales charge (load)   4.00%       4.00%       4.00%    4.00%

Exchange Fee                            None       None        None      None

CLASS C 1

Maximum sales charge (load)
 as a percentage of offering price     1.99%       1.99%       1.99%    1.99%

Load imposed on purchases              1.00%       1.00%       1.00%    1.00%

Maximum deferred sales charge (load) 4 0.99%       0.99%       0.99%    0.99%

Exchange Fee                            None        None        None     None

Please see "Choosing a Share Class" on page 53 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                       MUTUAL
                                  BEACON    QUALIFIED   SHARES     DISCOVERY

CLASS A 1

Management Fees 5                 0.60%       0.60%       0.60%       0.80%

Distribution and service
 (12b-1) fees 6                   0.35%       0.35%       0.35%       0.35%

Other expenses                    0.19%       0.19%       0.17%       0.23%
                                  -----------------------------------------

Total annual fund operating
 expenses 5                       1.14%       1.14%       1.12%       1.38%
                                 ==========================================


CLASS B 2

Management Fees 5                 0.60%       0.60%       0.60%       0.80%

Distribution and service
(12b-1) fees 6                    1.00%       1.00%       1.00%       1.00%

Other expenses                    0.19%       0.19%       0.17%       0.23%
                                 ------------------------------------------

Total annual fund operating
 expenses 5                       1.79%       1.79%       1.77%       2.03%
                                 ==========================================


CLASS C 1

Management Fees 5                 0.60%       0.60%       0.60%       0.80%

Distribution and service
 (12b-1) fees 6                   1.00%       1.00%       1.00%       1.00%

Other expenses                    0.19%       0.19%       0.17%       0.23%
                                  -----------------------------------------

Total annual fund operating
 expenses 5                       1.79%       1.79%       1.77%       2.03%
                                  =========================================


1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. The funds began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended December 31, 1998. The distribution and service (12b-1) fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.
3. Except for investments of $1 million or more (see page 53) and purchases by certain retirement plans without an initial sales charge.
4. This is equivalent to a charge of 1% based on net asset value.
5. For the fiscal year ended December 31, 1998, the manager had agreed in advance to limit its management fees. With this reduction, management fees and total operating expenses were as follows:

                                                         MUTUAL
                                   BEACON    QUALIFIED   SHARES   DISCOVERY
---------------------------------------------------------------------------
Management fees                    0.57%     0.57%       0.56%    0.77%

Total annual fund operating expenses:

 Class A                           1.11%     1.11%       1.08%    1.35%

 Class C                           1.76%     1.76%       1.73%    2.00%

After October 31, 1999, the manager may end this arrangement at any time. Mutual Discovery Fund's Class B and C total annual fund operating expenses differ from the ratio of expenses to average net assets shown on page 50 due to a timing difference between the end of the 12b-1 plan year and the fund's fiscal year end.

6. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           MUTUAL
                              BEACON      QUALIFIED     SHARES    DISCOVERY
------------------------------------------------------------------------------
CLASS A
 1 Year 1                     $685         $685         $683        $707
 3 Years                      $916         $916         $911        $987
 5 Years                    $1,167       $1,167       $1,156      $1,287
 10 Years                   $1,881       $1,881       $1,860      $2,137

CLASS B
(Assuming you sold your shares at the end of the period)
 1 Year                       $582         $582         $580        $606
 3 Years                      $863         $863         $857        $937
 5 Years                    $1,170       $1,170       $1,159      $1,293
 10 Years 2                 $1,938       $1,938       $1,916      $2,196

CLASS B
(Assuming you stayed in the fund)
 1 Year                       $182        $182          $180        $206
 3 Years                      $563        $563          $557        $637
 5 Years                      $970        $970          $959      $1,093
 10 Years 2                 $1,938      $1,938        $1,916      $2,196

CLASS C
 1 Year 3                     $378        $378          $376        $402
 3 Years                      $658        $658          $652        $730
 5 Years                    $1,060      $1,060        $1,050      $1,182
 10 Years                   $2,184      $2,184        $2,163      $2,435

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. For the same Class C investment, your costs would be $280 (Beacon), $280 (Qualified), $278 (Mutual Shares) and $304 (Discovery), if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.

MUTUAL FINANCIAL
SERVICES FUND

[Insert graphic of bullseye and arrows]  GOALS AND STRATEGIES

GOALS The fund's principal investment goal is capital appreciation, which may occasionally be short-term. Its secondary goal is income.

PRINCIPAL INVESTMENTS The fund will primarily invest in domestic and foreign equity securities of financial services companies that the manager believes are available at prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks, preferred stocks and convertible securities.

The fund concentrates its investments in the financial services industry by investing more than 25% of its total assets in that industry. Normally, the fund will invest at least 65% of its total assets in securities issued by financial services companies. Financial services companies are companies which, in the manager's view, derive at least 50% of their assets or revenues from the creation, purchase and sale of financial instruments. These companies include banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisers, investment companies and insurance companies.

Because many companies in the financial services industry are smaller capitalization companies, the fund may invest most of its assets in the securities of companies with market capitalization values (share price times the number of common stock shares outstanding) of $1.5 billion or less.

The fund may invest a substantial portion of its assets in the securities of domestic or foreign companies involved in mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings, as well as distressed companies and those in bankruptcy (Reorganizing Companies), or as to which there are outstanding tender or exchange offers. The fund may participate in outstanding tender or exchange offers. Investments in Reorganizing Companies may, but are not expected to, exceed 50% of the fund's assets.

The fund may also invest a substantial portion of its assets in foreign equity securities. To hedge (protect) against currency exchange rate fluctuations, the fund enters into forward foreign currency exchange contracts to the extent that hedging is available and, in the manager's opinion, it is economical to do so. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

The fund invests to a lesser extent in domestic and foreign debt securities as compared to equity securities. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, including those convertible into common stock, notes and debentures. The fund may invest in debt securities rated in any rating category established by an independent rating organization, including lower rated or defaulted debt securities ("junk bonds"), or in unrated debt securities. The fund typically invests in unrated debt securities of Reorganizing Companies.

The fund may invest in the direct indebtedness, or participation interests in the indebtedness, of Reorganizing Companies. Indebtedness may not be a security but, rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the direct indebtedness of companies, a fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing.

Participation interests in indebtedness represent fractional interests in a company's indebtedness. The financial institutions which typically make participations available are banks or insurance companies or governmental institutions or supranational organizations. Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development.

The fund may also purchase trade claims and other direct obligations or claims (Trade Claims) of Reorganizing Companies. Trade Claims generally are purchased from creditors of Reorganizing Companies, and represent money due to a supplier of goods or services to the Reorganizing Company.

While the fund generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of a company, the manager may use the fund's ownership interest in a company to seek to influence or control management when the manager perceives a benefit. The fund may invest in entities whose business is to acquire securities of companies for the purpose of influencing or controlling management or with the expectation of taking over such companies. The fund also may invest in the securities of a particular company which the manager believes may be an attractive company to be taken over by another entity.

[Begin callout]
The fund invests primarily in equity securities of financial services companies that the manager believes are undervalued.
[End callout]

PORTFOLIO SELECTION In choosing equity securities for the fund, the manager bases its opinions as to whether a security is available at less than its intrinsic value upon the analysis and research of certain factors, including: the relationship of a security's book value to market value; cash flow; and multiples of earnings of comparable securities. Each security is examined separately and there is no set criteria as to the size of an issuer, its earnings or the industry in which it operates. Debt securities, including indebtedness, participations and Trade Claims, are generally selected based on the manager's opinion that the securities are available at less than their intrinsic value, and the manager's own analysis of the security has greater influence over the investment decision than the coupon rate or rating of the security. The smaller companies in which the fund invests may not be as well known as the larger companies in which the fund invests, their securities may trade in the securities markets below their book values and may not be followed by established securities analysts.

TEMPORARY INVESTMENTS The manager may keep a portion of the assets of the fund invested in short-term debt positions when insufficient investment opportunities meeting the manager's investment criteria exist. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. The manager may also make temporary short-term investments in anticipation of cash requirements. Under these circumstances, the fund may be unable to pursue its investment goals because it may not invest or may invest less in equity and debt securities of financial services companies that the manager believes are available at prices below their intrinsic value.

[Insert graphic of bullseye and arrows]  MAIN RISKS

VALUE INVESTING The fund's general policy of investing in securities that the manager believes are available at prices less than their intrinsic value, including securities of Reorganizing Companies, differs from the approach followed by many other managers, and may result in the fund choosing securities that are not widely followed by other investors. There is always the possibility that the manager may be incorrect in its assessment of a particular company or that the manager may not buy these securities at their lowest possible price or sell them at their highest.

FINANCIAL SERVICES COMPANIES The fund concentrates its investments in the financial service industry. As a result, general market and economic conditions as well as other risks specific to the financial services industry will impact the fund's investments and its performance.

Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans.

Insurance companies in which the fund invests may also have an impact on the fund's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates.

Pending legislation, if enacted, will also likely have an impact on the profitability of financial services companies and on the performance of the fund. It would reduce the separation between commercial and investment banking businesses and permit banks to expand their services. This expansion could expose banks to increased competition from well-established competitors.

The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the fund.

[Begin callout]
Because the securities the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

SMALLER COMPANIES Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, small companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

REORGANIZING COMPANIES There can be no assurance that any merger, consolidation, liquidation, reorganization or tender or exchange offer proposed at the time the fund makes its investment in a Reorganizing Company will be consummated or will be consummated on the terms and within the time period contemplated and, therefore, that the fund's performance will benefit from its investment in a Reorganizing Company. Debt securities of Reorganizing Companies typically are unrated, lower rated, in default or close to default.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S. While short-term volatility in these markets can be disconcerting, declines of more than 50% are not unusual.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY. To the extent the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Forward foreign currency exchange contracts are considered derivative investments, since their value depends on the value of an underlying asset. The fund's investment in these derivatives may involve a small investment relative to the amount of risk assumed. The fund can incur a loss in these transactions due to the imposition of controls by a foreign or the U.S. government on the exchange of foreign currencies or the inability to deliver or receive a foreign currency. The success of forward foreign currency exchange contracts will depend on the manager's ability to predict market movements. Losses resulting from the use of forward foreign currency exchange contracts can reduce the fund's share price, and possibly income, and such losses can be greater than if the contract had not been entered into by the fund.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds" or "high yield debt securities," and the type of unrated debt securities purchased by the fund, generally have more risk than higher-rated securities.

INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. Typically, purchasers of participations, such as the fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. When a fund purchases a participation, it takes on the risk associated with the financial soundness of the bank or other financial intermediary issuing the participation, as well as the credit risk associated with the financial soundness of the issuer of the underlying indebtedness. When a fund purchases a Trade Claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the Trade Claim. There are no established markets for indebtedness, participations and Trade Claims and, thus, they are less liquid than securities which are heavily traded and may often be considered illiquid investments.

ILLIQUID SECURITIES The fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities with a limited trading market. Investments by the fund in illiquid securities involve the possibility that the securities cannot be readily sold or can only be resold at a price significantly lower than their value, which may have a negative effect on the value of the fund's shares.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 46 for more information.

More detailed information about the fund, its policies (including temporary investments), risks and bond ratings can be found in the fund's Statement of Additional Information (SAI).

[Insert graphic of a bull and a bear]  PERFORMANCE

This information gives some indication of the risks of investing in the fund by comparing the fund's performance with a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURN 1

                        6.81%
                        98
                        YEAR

[Begin callout]
BEST
QUARTER:
Q1 '98
17.43%

WORST
QUARTER:
Q3 '98
-17.80%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                            SINCE
                                                           INCEPTION
                                               1 YEAR      (8/19/97)
-----------------------------------------------------------------------
Mutual Financial Services Fund - Class A 2      0.66%       17.57%
KBW 50 Total Return Index 3                     8.27%       14.83%

                                                            SINCE
                                                           INCEPTION
                                               1 YEAR      (8/19/97)
-----------------------------------------------------------------------
Mutual Financial Services Fund - Class B 2      2.12%       19.27%
KBW 50 Total Return Index 3                     8.27%       14.83%

                                                            SINCE
                                                           INCEPTION
                                               1 YEAR      (8/19/97)
-----------------------------------------------------------------------
Mutual Financial Services Fund - Class C 2      4.10%       20.44%
KBW 50 Total Return Index                       8.27%       14.83%

1. Figure does not reflect sales charges. If it did, return would be lower. As of March 31, 1999, the fund's year-to-date return was 0.00% for Class A.
2. Figures reflect sales charges.
Class B shares were first offered on January 1, 1999. Performance for that share class reflects a restatement of the original class to include the Rule 12b-1 fees as though in effect from the fund's inception. All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Keefe, Bruyette & Woods, Inc. The KBW 50 Index tracks the 50 largest U.S. banks' stocks. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign]  FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         CLASS A 1   CLASS B 2   CLASS C 1
---------------------------------------------------------------------------
Maximum sales charge (load)
 as a percentage of offering price        5.75%       4.00%       1.99%
Load imposed on purchases                 5.75%       None        1.00%
Maximum deferred sales charge (load)      None 3      4.00%       0.99% 4
Exchange fee                              None        None        None

Please see "Choosing a Share Class" on page 53 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                         CLASS A 1   CLASS B 2   CLASS C 1
---------------------------------------------------------------------------
Management fees 5                         0.80%       0.80%       0.80%
Distribution and service (12b-1) fees 6   0.35%       1.00%       1.00%
Other expenses                            0.29%       0.29%       0.29%
Total annual fund operating expenses 5    1.44%       2.09%       2.09%
                                          =================================

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended December 31, 1998. The distribution and service (12b-1) fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.
3. Except for investments of $1 million or more (see page 53) and purchases by certain retirement plans without an initial sales charge.
4. This is equivalent to a charge of 1% based on net asset value.
5. For the fiscal year ended December 31, 1998, the manager had agreed in advance to limit its management fees so that the fund's aggregate annual operating expenses do not exceed 1.35% for Class A and 2.00% for Class B and C for the fund's initial twenty-four months of operations. With this reduction, management fees were 0.71% and total annual fund operating expenses were 1.35% for Class A and 2.00% for Class C. After the first twenty-four months, the manager may end this arrangement at any time.
6. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------

CLASS A                             $713 1      $1,004      $1,317      $2,200

CLASS B

 Assuming you sold your shares
 at the end of the period           $612          $955      $1,324      $2,260 2

 Assuming you stayed in the fund    $212          $655      $1,124      $2,260 2

CLASS C                             $408 3        $748      $1,212      $2,497

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. For the same Class C investment, your costs would be $310 if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.

MUTUAL EUROPEAN FUND

[Insert graphic of bullseye and arrows]  GOALS AND STRATEGIES

GOALS The fund's principal investment goal is capital appreciation, which may occasionally be short-term. Its secondary goal is income.

PRINCIPAL INVESTMENTS The fund will primarily invest in foreign equity securities of companies located in European countries that the manager believes are available at prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks, preferred stocks and convertible securities.

Normally, the fund will invest at least 65% of its total assets in the securities of issuers (i) organized under the laws of, (ii) whose principal business operations are located in, or (iii) at least 50% of whose revenue is earned from, European countries. For purposes of the fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe and those regions of Russia and the former Soviet Union that are considered part of Europe. The fund currently intends to invest primarily in securities of issuers in Western Europe and Scandinavia.

The fund will normally invest in securities from at least five different countries, although, from time to time, it may invest all of its assets in a single country. The fund may also invest up to 35% of its total assets in securities of U.S. issuers, as well as in securities of issuers from the Levant, the Middle East and the remaining regions of the world.

The fund may invest most of its assets in the securities of smaller companies, which are those companies with market capitalization values (share price times the number of common shares outstanding) of less than $1.5 billion at the time of purchase.

The fund may also invest a substantial portion of its assets in the securities of domestic or foreign companies involved in mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings, as well as distressed companies and those in bankruptcy (Reorganizing Companies), or as to which there are outstanding tender or exchange offers. The fund may participate in outstanding tender and exchange offers. Investments in Reorganizing Companies may, but are not expected to, exceed 50% of the fund's assets.

The fund invests to a lesser extent in domestic and foreign debt securities as compared to equity securities. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, including those convertible into common stock, notes and debentures. The fund may invest in debt securities rated in any rating category established by an independent rating organization, including lower rated or defaulted debt securities ("junk bonds"), or in unrated debt securities. The fund typically invests in unrated debt securities of Reorganizing Companies.

The fund may invest in the direct indebtedness, or participation interests in the indebtedness of, Reorganizing Companies. Indebtedness may not be a security but, rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the direct indebtedness of companies, a fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing.

Participation interests in indebtedness represent fractional interests in a company's indebtedness. The financial institutions which typically make participations available are banks or insurance companies or governmental institutions or supranational organizations. Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development.

The fund may also purchase trade claims and other direct obligations or claims (Trade Claims) of Reorganizing Companies. Trade Claims generally are purchased from creditors of Reorganizing Companies and represent money due to a supplier of goods or services to the Reorganizing Company.

To hedge (protect) against currency exchange rate fluctuations, the fund enters into forward foreign currency exchange contracts to the extent that hedging is available and, in the manager's opinion, it is economical to do so. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

While the fund purchases securities for investment purposes and not for the purpose of influencing or controlling management of a company, the manager may use the fund's ownership interest in a company to seek to influence or control management when the manager perceives a benefit. The fund may invest in entities whose business is to acquire securities of companies for the purpose of influencing or controlling management or with the expectation of taking over such companies. The fund also may invest in the securities of a particular company which the manager believes may be an attractive company to be taken over by another entity.

[Begin callout]
The fund invests primarily in foreign equity securities of companies located in European countries that the manager believes are undervalued.
[End callout]

PORTFOLIO SELECTION In choosing equity securities for the fund, the manager bases its opinions as to whether a security is available at less than its intrinsic value upon the analysis and research of certain factors, including: the relationship of a security's book value to market value; cash flow; and multiples of earnings of comparable securities. Each security is examined separately and there is no set criteria as to the size of an issuer, its earnings or the industry in which it operates. Debt securities, including indebtedness, participations and Trade Claims, are generally selected based on the manager's opinion that the securities are available at less than their intrinsic value, and the manager's own analysis of the security has greater influence over the investment decision than the coupon rate or rating of the security. The smaller companies in which the fund invests may not be as well known as the larger companies in which the fund invests, their securities may trade in the securities markets below their book values and may not be followed by established securities analysts.

TEMPORARY INVESTMENTS The manager may keep a portion of the assets of the fund invested in short-term debt positions when insufficient investment opportunities meeting the manager's investment criteria exist. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. The manager may also make temporary short-term investments in anticipation of cash requirements. Under these circumstances, the fund may be unable to pursue its investment goals because it may not invest or may invest less in equity and debt securities of European companies that the manager believes are available at prices below their intrinsic value.

[Insert graphic of chart with line going up and down]  MAIN RISKS

VALUE INVESTING The fund's general policy of investing in securities that the manager believes are available at prices less than their intrinsic value, including securities of Reorganizing Companies, differs from the approach followed by many other managers, and may result in the fund choosing securities that are not widely followed by other investors. There is always the possibility that the manager may be incorrect in its assessment of a particular company or that the manager may not buy these securities at their lowest possible price or sell them at their highest.

[Begin callout]
Because the securities the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S. While short-term volatility in these markets can be disconcerting, declines of more than 50% are not unusual.

Because the fund invests primarily in securities of issuers located in a particular region of the world, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY. Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Forward foreign currency exchange contracts are considered derivative investments, since their value depends on the value of an underlying asset. The fund's investment in these derivatives may involve a small investment relative to the amount of risk assumed. The fund can incur a loss in these transactions due to the imposition of controls by a foreign or the U.S. government on the exchange of foreign currencies or the inability to deliver or receive a foreign currency. The success of forward foreign currency exchange contracts will depend on the manager's ability to predict market movements. Losses resulting from the use of forward foreign currency exchange contracts can reduce the fund's share price, and possibly income, and such losses can be greater than if the contract had not been entered into by the fund.

SMALLER COMPANIES Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, small companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

REORGANIZING COMPANIES There can be no assurance that any merger, consolidation, liquidation, reorganization or tender or exchange offer proposed at the time the fund makes its investment in a Reorganizing Company will be consummated or will be consummated on the terms and within the time period contemplated and, therefore, that the fund's performance will benefit from its investment in a Reorganizing Company. Debt securities of Reorganizing Companies typically are unrated, lower rated, in default or close to default.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds" or "high yield debt securities," and the type of unrated debt securities purchased by the fund, generally have more risk than higher-rated securities.

INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. Typically, purchasers of participations, such as the fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. When a fund purchases a participation, it takes on the risk associated with the financial soundness of the bank or other financial intermediary issuing the participation, as well as the credit risk associated with the financial soundness of the issuer of the underlying indebtedness. When a fund purchases a Trade Claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the Trade Claims. There are no established markets for indebtedness, participations and Trade Claims and, thus, they are less liquid than securities which are heavily traded and may often be considered illiquid investments.

ILLIQUID SECURITIES The fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities with a limited trading market. Investments by the fund in illiquid securities involve the possibility that the securities cannot be readily sold or can only be resold at a price significantly lower than their value, which may have a negative effect on the value of the fund's shares.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 46 for more information.

More detailed information about the fund, its policies (including temporary investments), risks and bond ratings can be found in the fund's Statement of Additional Information (SAI).

[Insert graphic of a bull and a bear]  PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 2 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS 1
                                22.55% 2.02%
                                97     98
                                  YEAR
[Begin callout]
Best
Quarter:
Q1 '98
14.64%

Worst
Quarter:
Q3 '98
-20.38%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                             SINCE
                                                           INCEPTION
                                               1 YEAR      (7/3/96)
-------------------------------------------------------------------------
Mutual European Fund - Class A 2                -1.94%      13.66%
MSCI All Country Europe Index 3                 27.18%      26.80%

                                                             SINCE
                                               1 YEAR       INCEPTION
                                                             (7/3/96)
--------------------------------------------------------------------------
Mutual European Fund - Class B 2                 -0.32%     14.78%
MSCI All Country Europe Index 3                  27.18%     26.80%

AVERAGE ANNUAL TOTAL RETURNS (CONT.)
For the periods ended December 31, 1998

                                                             SINCE
                                                            INCEPTION
                                                1 YEAR      (7/3/96)
---------------------------------------------------------------------------
Mutual European Fund - Class C 2                  1.61%     15.30%
MSCI All Country Europe Index 3                  27.18%     26.80%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 3.69% for Class A.
2. Figures reflect sales charges.
Before November 1, 1996, only a single class of fund shares was offered without a sales charge and Rule 12b-1 fees. All fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the fund's inception and assume reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI All Country Europe Index measures the weighted average performance, in U.S. dollars, of about
60% of the market capitalization listed on 21 European stock exchanges (approximately 700 securities). It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign]  FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          CLASS A 1   CLASS B 2   CLASS C 1
------------------------------------------------------------------------------
Maximum sales charge (load)
 as a percentage of offering price        5.75%       4.00%       1.99%

  Load imposed on purchases               5.75%       None        1.00%

  Maximum deferred sales charge (load) 4  None 3      4.00%       0.99%


Exchange fee                              None        None        None

Please see "Choosing a Share Class" on page 53 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                        CLASS A 1    CLASS B 2    CLASS C 1
-----------------------------------------------------------------------------

Management fees                          0.80%       0.80%       0.80%

Distribution and service (12b-1) fees 5  0.35%       1.00%       1.00%

Other expenses                           0.25%       0.25%       0.25%
                                        -------------------------------

Total annual fund operating expenses      1.40%       2.05%       2.05%
                                          =============================

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended December 31, 1998. The distribution and service (12b-1) fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.
3. Except for investments of $1 million or more (see page 53) and purchases by certain retirement plans without an initial sales charge.
4. This is equivalent to a charge of 1% based on net asset value.
5. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------

CLASS A                        $709 1      $993        $1,297      $2,158

CLASS B

 Assuming you sold your shares
 at the end of the period      $608      $943          $1,303       $2,218 2

 Assuming you stayed in the
 fund                          $208      $643          $1,103       $2,218 2

CLASS C                        $404 3    $736          $1,192       $2,455

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. For the same Class C investment, your costs would be $306 if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.

[Insert graphic of briefcase]  MANAGEMENT

Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the funds' investment manager. Together, Franklin Mutual and its affiliates manage over $216 billion in assets.

Michael F. Price is Chairman of the Boards of Directors which oversee the management of the funds and Franklin Mutual.

The team responsible for the funds' management is led by Peter Langerman, Chief Executive Officer, and Robert Friedman, Chief Investment Officer, of Franklin Mutual. Mr. Friedman has the overall supervisory responsibility for the day to day management of all of the funds' portfolios. The team is comprised of the following individuals:

JEFFREY A. ALTMAN,  SENIOR VICE PRESIDENT OF FRANKLIN MUTUAL

Mr. Altman has been a manager of the funds since 1988. Before joining the Franklin Templeton Group in November 1996, Mr. Altman was employed as a research analyst and trader for Heine Securities Corporation, the funds' former investment manager.

ROBERT L. FRIEDMAN,  CHIEF INVESTMENT OFFICER AND
SENIOR VICE PRESIDENT OF FRANKLIN MUTUAL

Mr. Friedman has been a manager of the funds since 1988. Before joining the Franklin Templeton Group in November 1996, Mr. Friedman was employed as a research analyst for Heine Securities Corporation, the funds' former investment manager.

RAYMOND GAREA,  SENIOR VICE PRESIDENT OF FRANKLIN MUTUAL

Mr. Garea has been a manager of the funds since 1991. Before joining the Franklin Templeton Group in November 1996, Mr. Garea was employed as a research analyst for Heine Securities Corporation, the funds' former investment manager.

PETER A. LANGERMAN,  CHIEF EXECUTIVE OFFICER AND
PRESIDENT OF FRANKLIN MUTUAL

Mr. Langerman has been a manager of the funds since 1986. Before joining the Franklin Templeton Group in November 1996, Mr. Langerman was employed as a research analyst for Heine Securities Corporation, the funds' former investment manager.

DAVID E. MARCUS,  SENIOR VICE PRESIDENT OF FRANKLIN MUTUAL

Mr. Marcus has been a manager of the funds since 1988. Before joining the Franklin Templeton Group in November 1996, Mr. Marcus was employed as a research analyst for Heine Securities Corporation, the funds' former investment manager.

LAWRENCE N. SONDIKE,  SENIOR VICE PRESIDENT OF FRANKLIN MUTUAL

Mr. Sondike has been a manager of the funds since 1984. Before joining the Franklin Templeton Group in November 1996, Mr. Sondike was employed as a research analyst for Heine Securities Corporation, the funds' former investment manager.

DAVID J. WINTERS CFA,  SENIOR VICE PRESIDENT OF FRANKLIN MUTUAL

Mr. Winters has been a manager of the funds since 1987. Before joining the Franklin Templeton Group in November 1996, Mr. Winters was employed as a research analyst for Heine Securities Corporation, the funds' former investment manager.

In addition, the following Franklin Mutual employees serve as Assistant Portfolio Managers:

JIM AGAH CFA,  ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL

Mr. Agah has been a manager of the funds since 1997, when he joined the Franklin Templeton Group. Previously, he was a vice president of equity sales at Keefe, Bryette & Woods.

JEFF DIAMOND, VICE PRESIDENT OF FRANKLIN MUTUAL

Mr. Diamond has been a manager of the funds since 1998, when he joined the Franklin Templeton Group. Previously, he was vice president and co-manager of Prudential Conservative Stock Fund.

The following Portfolio and Assistant Portfolio Managers have primary responsibility for investments in the following funds:

MUTUAL SHARES FUND      LARRY SONDIKE AND DAVID MARCUS

Mutual QUALIFIED FUND   RAY GAREA AND ASSISTANT PORTFOLIO MANAGER JEFF DIAMOND

MUTUAL BEACON FUND      LARRY SONDIKE AND DAVID WINTERS

MUTUAL DISCOVERY FUND   ROB FRIEDMAN AND DAVID MARCUS

MUTUAL EUROPEAN FUND    DAVID MARCUS

MUTUAL FINANCIAL SERVICES FUND      Ray Garea and Assistant PORTFOLIO MANAGER
JIM AGAH

Each fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended December 31, 1998, Franklin Mutual agreed in advance to limit its fees. After October 31, 1999, the manager may end this arrangement at any time upon notice to the fund's Board of Directors. The table below shows the management fees paid by each fund, as a percentage of average daily net assets.

                               MANAGEMENT
                               FEES BEFORE       MANAGEMENT
                              ADVANCE WAIVER     FEES PAID
--------------------------------------------------------------
Mutual Shares                     0.60%            0.56%
Qualified                         0.60             0.57
Beacon                            0.60             0.57
European                          0.80             0.80
Discovery                         0.80             0.77
Financial Services                0.80             0.71


[Insert graphic of dollar
signs and stacks of coins]  DISTRIBUTIONS AND TAXES;
                            YEAR 2000 PROBLEM

INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each fund intends to pay a dividend at least semiannually representing its net investment income. Capital gains, if any, may be distributed twice a year. The amount of these distributions will vary and there is no guarantee the funds will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the funds' distributions will vary. Please keep in mind that if you invest in a fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the funds' distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a fund or receive them in cash. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, a fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so. [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes paid by a fund that invests more than 50% of its assets in foreign securities may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a fund.

YEAR 2000 PROBLEM Each fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, a fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, a fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. A fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

Each fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, a fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.


[Insert graphic of a dollar bill]  FINANCIAL HIGHLIGHTS

This table presents each fund's financial performance for the past three years. This information has been audited by Ernst & Young LLP.

MUTUAL BEACON FUND
CLASS A                                   YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------
                                        1998 2  1997 2  1996 1
------------------------------------------------------------------

PER SHARE DATA 3 ($)

Net asset value, beginning of year        14.09 12.98 13.21
                                          -----------------

 Net investment income                      .27   .23   .16

 Net realized and unrealized gains         -     2.65   .69
                                          -----------------

Total from investment operations            .27  2.88   .85
                                           ----------------

 Dividends from net investment income      (.40) (.51) (.33)

 Distributions from net realized gains     (.87)(1.26) (.75)
                                          -----------------

Total distributions                       (1.27)(1.77)(1.08)

Net asset value, end of year              13.09 14.09 12.98
                                          =================

Total return (%) 4                         2.02 22.52  6.51

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)     947,444 753,519  52,070

Ratios to average net assets: (%)

 Expenses                                  1.11  1.09  1.03 5

 Expenses excluding waiver and
 payments by affiliate                     1.14  1.12  1.13 5

 Net investment income                     1.89  1.58  1.33 5

Portfolio turnover rate (%)               65.27 54.72 66.87

CLASS C
------------------------------------------------------------------------------
PER SHARE DATA 3 ($)

Net asset value, beginning of year        14.04 12.98 13.21
                                          -----------------

 Net investment income                      .18   .14   .13

 Net realized and unrealized gains          .01  2.63   .71
                                            ---------------

Total from investment operations            .19  2.77   .84
                                            ---------------

 Dividends from net investment income      (.32) (.45) (.32)

 Distributions from net realized gains     (.87)(1.26) (.75)

Total distributions                       (1.19)(1.71)(1.07)

Net asset value, end of year              13.04 14.04 12.98
                                          =================

Total return (%)4                          1.40 21.65  6.45

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)    500,404 362,425 16,263

Ratios to average net assets: (%)
 Expenses                                  1.76  1.74  1.75 5

 Expenses excluding waiver and
 payments by affiliate                     1.79  1.77  1.85 5

 Net investment income                     1.24   .92   .84 5

Portfolio turnover rate (%)               65.27 54.72 66.87

1. For the period November 1, 1996 (effective date) to December 31, 1996.
2. Based on average weighted shares outstanding.
3. Per share amounts for the period ended December 31, 1996, have been restated to reflect a 3-for-1 stock split effective February 3, 1997.
4. Total return does not include sales charges, and is not annualized.
5. Annualized.

MUTUAL QUALIFIED FUND
CLASS A                                  YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------
                                        1998  1997 2  1996 1
-----------------------------------------------------------------------

PER SHARE DATA 3 ($)

Net asset value, beginning of year      18.14 16.23 16.40
                                        -----------------

 Net investment income                    .35   .28   .16

 Net realized and unrealized gains       (.35) 3.63   .89
                                         ----------------

Total from investment operations         (.00) 3.91  1.05
                                         ----------------

 Dividends from net investment income    (.39) (.60) (.41)

 Distributions from net realized gains  (1.33)(1.40) (.81)

Total distributions                     (1.72)(2.00) (1.22)

Net asset value, end of year            16.42 18.14  16.23
                                        ==================

Total return (%) 4                        .15 24.44   6.47

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)  570,143 452,590 20,381

Ratios to average net assets: (%)

 Expenses                                1.11  1.10  1.13 5

 Expenses excluding waiver and
 payments by affiliate                   1.14  1.13  1.28 5

 Net investment income                   1.66  1.48  3.19 5

Portfolio turnover rate (%)              66.84 52.76 65.03

CLASS C
------------------------------------------------------------------------------

PER SHARE DATA 3 ($)

Net asset value, beginning of year       18.09 16.23 16.40
                                         -----------------

 Net investment income                     .24   .16   .13

 Net realized and unrealized gains        (.37) 3.63   .91
                                          ----------------

Total from investment operations          (.13) 3.79  1.04
                                          ----------------

 Dividends from net investment income     (.28) (.53) (.39)

 Distributions from net realized gains   (1.33)(1.40) (.82)

Total distributions                      (1.61)(1.93)(1.21)

Net asset value, end of year             16.35 18.09 16.23
                                         =================

Total return (%)4                         (.58)23.66  6.37

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)   322,609 231,721  9,963

Ratios to average net assets: (%)

 Expenses                                 1.76  1.75  1.78 5

 Expenses excluding waiver and
 payments by affiliate                    1.79  1.78  1.93 5

 Net investment income                    1.01   .84  2.59 5

Portfolio turnover rate (%)              66.84 52.76 65.03

1. For the period November 1, 1996 (effective date) to December 31, 1996.
2. Based on average weighted shares outstanding.
3. Per share amounts for period ended December 31, 1996, have been restated to reflect a 2-for-1 stock split effective February 3, 1997.
4. Total return does not include sales charges, and is not annualized.
5. Annualized.

MUTUAL SHARES FUND
CLASS A                                         YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------
                                          1998    1997 2   1996 1
-----------------------------------------------------------------------

PER SHARE DATA 3 ($)

Net asset value, beginning of year        21.26   18.56    18.90
                                          ----------------------

 Net investment income                      .40     .34      .21

 Net realized and unrealized gains         (.41)   4.43     1.08
                                           ---------------------

Total from investment operations           (.01)   4.77     1.29
                                           ---------------------

 Dividends from net investment income      (.46)   (.49)    (.47)

 Distributions from net realized gains    (1.29)  (1.58)   (1.16)

Total distributions                       (1.75)  (2.07)   (1.63)

Net asset value, end of year              19.50   21.26    18.56
                                          ======================

Total return (%) 4                          .06   26.03     6.91

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)      1,509,647 1,043,262 35,634

Ratios to average net assets: (%)

 Expenses                                  1.08    1.07     1.09 5

 Expenses excluding waiver and payments
 by affiliate                              1.12    1.10     1.18 5

 Net investment income                     1.78    1.58     2.44 5

Portfolio turnover rate (%)                69.46  49.61    58.35

CLASS C
------------------------------------------------------------------------------

Per share data3 ($)

Net asset value, beginning of year        21.18   18.56    18.90
                                          ------------------------

 Net investment income                      .28     .20      .20

 Net realized and unrealized gains         (.43)   4.42     1.08
                                           -----------------------

Total from investment operations           (.15)   4.62     1.28
                                           -----------------------

 Dividends from net investment income      (.33)   (.42)    (.46)

 Distributions from net realized gains    (1.29)  (1.58)   (1.16)

Total distributions                       (1.62)  (2.00)   (1.62)

Net asset value, end of year              19.41   21.18    18.56
                                          ========================

Total return (%)4                          (.59)  25.17     6.82

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)      993,931  636,838  16,873

Ratios to average net assets: (%)

 Expenses                                  1.73    1.72     1.71 5

 Expenses excluding waiver and
 payments by affiliate                     1.77    1.75     1.80 5

 Net investment income                     1.12     .92     1.69 5

Portfolio turnover rate (%)               69.46   49.61    58.35

1. For the period November 1, 1996 (effective date) to December 31, 1996.
2. Based on average weighted shares outstanding.
3. Per share amounts for the period ended December 31, 1996, have been restated to reflect a 5-for-1 stock split effective February 3, 1997.
4. Total return does not include sales charges, and is not annualized.
5. Annualized.

MUTUAL DISCOVERY FUND
CLASS A                                         YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------
                                          1998  1997 2      1996 1
-----------------------------------------------------------------------

Per share data ($)

Net asset value, beginning of year       18.83  17.15  17.66

 Net investment income                     .32    .27    .11

 Net realized and unrealized gains        (.74)  3.54    .74
                                         --------------------

Total from investment operations          (.42)  3.81    .85
                                         --------------------

 Dividends from net investment income     (.41)  (.77)  (.29)

 Distributions from net realized gains    (.81) (1.36) (1.07)

Total distributions                      (1.22) (2.13) (1.36)
                                        ---------------------

Net asset value, end of year             17.19  18.83  17.15
                                        ======================

Total return (%) 3                      (2.37)  22.54   4.85

Ratios/supplemental data

Net assets, end of year ($ x 1,000)    859,848 693,952 29,903

Ratios to average net assets: (%)

 Expenses                                1.35   1.33    1.38 4

 Expenses excluding waiver and
 payments by affiliate                   1.38   1.35    1.51 4

 Net investment income                   1.46   1.39     .74 4

Portfolio turnover rate (%)             83.57  58.15   80.18

CLASS C
------------------------------------------------------------------------------

PER SHARE DATA ($)

Net asset value, beginning of year      18.79  17.17   17.66

 Net investment income                    .23    .15     .09

 Net realized and unrealized gains       (.75)  3.52     .76
                                         --------------------

Total from investment operations         (.52)  3.67     .85
                                         --------------------

 Dividends from net investment income    (.31)  (.69)   (.27)

 Distributions from net realized gains   (.81) (1.36)   (1.07)

Total distributions                     (1.12) (2.05)   (1.34)
                                         ---------------------

Net asset value, end of year            17.15  18.79    17.17
                                        ======================

Total return (%)3                       (2.97) 21.70     4.90

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)  563,761  402,625  18,038

Ratios to average net assets: (%)

 Expenses                                2.00   1.98     2.00 4

 Expenses excluding waiver
 and payments by affiliate               2.02   2.00     2.13 4

 Net investment income                    .81    .74      .13 4

Portfolio turnover rate (%)             83.57  58.15    80.18

1. For the period November 1, 1996 (effective date) to December 31, 1996.
2. Based on average weighted shares outstanding.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.

MUTUAL FINANCIAL SERVICES FUND
CLASS A                                 YEAR ENDED DECEMBER 31,
                                          1998  1997 1

PER SHARE DATA ($)

Net asset value, beginning of year           12.27 10.00
                                             -----------

 Net investment income                         .17   .03

 Net realized and unrealized gains             .69  2.35
                                             -----------

Total from investment operations               .86  2.38
                                             -----------

 Dividends from net investment income         (.15) (.02)

 Distributions from net realized gains        (.11) (.09)
                                              -----------

Total distributions                           (.26) (.11)
                                              -----------

Net asset value, end of year                 12.87 12.27
                                             ===========

Total return (%) 2                            6.90 23.83

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)        164,989  78,249

Ratios to average net assets: (%)

 Expenses                                     1.35  1.35 3

 Expenses excluding waiver and
payments by affiliate                         1.44  1.97 3

 Net investment income                        1.42  1.02 3

Portfolio turnover rate (%)                 136.76 42.26

CLASS C
------------------------------------------------------------------------------

PER SHARE DATA ($)

Net asset value, beginning of year           12.26 10.00
                                             -----------

 Net investment income                         .08   .01

 Net realized and unrealized gains             .68  2.35
                                              ----------

Total from investment operations               .76  2.36
                                             -----------

 Dividends from net investment income         (.08) (.01)

 Distributions from net realized gains        (.11) (.09)
                                              -----------

Total distributions                           (.19) (.10)
                                              -----------

Net asset value, end of year                 12.83 12.26
                                             ===========

Total return (%) 2                            6.13 23.57

Ratios/supplemental data

Net assets, end of year ($ x 1,000)       127,717 43,207

Ratios to average net assets: (%)

 Expenses                                     2.00  2.00 3

 Expenses excluding waiver and payments
 by affiliate                                 2.09  2.62 3

 Net investment income                         .77   .37 3

Portfolio turnover rate (%)                 136.76 42.26

1. For the period August 19, 1997 (effective date) to December 31, 1997.
2. Total return does not include sales charges, and is not annualized.
3. Annualized.

MUTUAL EUROPEAN FUND
CLASS A                                         YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------
                                                     1998  1997 2  1996 1
--------------------------------------------------------------------------

PER SHARE DATA ($)

Net asset value, beginning of year                    12.56 11.38 10.84
                                                      -----------------

 Net investment income                                  .27   .24   .03

 Net realized and unrealized gains                      .29   2.31  .58
                                                      ---------------

Total from investment operations                        .56   2.55  .61
                                                      ---------------

 Dividends from net investment income                  (.29) (.81) (.05)
                                                      -----------------

 Distributions from net realized gains                 (.36) (.56) (.02)
                                                      -----------------

Total distributions                                    (.65) (1.37)(.07)
                                                      -----------------------

Net asset value, end of year                           12.47 12.56 11.38
                                                       =================

Total return (%) 3                                      4.15  22.61 5.61

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)                   170,486     93,231
9,200

Ratios to average net assets: (%)

 Expenses                                                1.40  1.37  1.32 4

 Expenses excluding waiver and payments by affiliate     1.40  1.39  1.42 4

 Net investment income                                   1.68  1.84  1.44 4

Portfolio turnover rate (%)                             97.62 98.12 36.75

CLASS C
------------------------------------------------------------------------------

PER SHARE DATA ($)

Net asset value, beginning of year                      12.52 11.38 10.84
                                                        -----------------

 Net investment income                                    .21   .13   .02

 Net realized and unrealized gains                        .31  2.33   .58
                                                          ---------------

Total from investment operations                          .52  2.46   .60
                                                          ---------------

 Dividends from net investment income                    (.23) (.76) (.04)

 Distributions from net realized gains                   (.36) (.56) (.02)
                                                         -----------------

Total distributions                                      (.59)(1.32) (.06)
                                                         -----------------

Net asset value, end of year                            12.45 12.52 11.38
                                                        =================

Total return (%) 3                                       3.74 21.79  5.52

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)                96,555  49,174 2,754

Ratios to average net assets: (%)

 Expenses                                                2.05  2.02  1.94 4

 Expenses excluding waiver and payments by affiliate     2.05  2.05  2.04 4

 Net investment income                                   1.00  1.03  0.79 4

Portfolio turnover rate (%)                             97.62 98.12 36.75

1. For the period November 1, 1996 (effective date) to December 31, 1996.
2. Based on average weighted shares outstanding.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"]  CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A                    CLASS B                    CLASS C
o   Initial sales charge    o  No initial sales charge o  Initial sales charge
    of 5.75% or less                                      of 1%

o   Deferred sales charge   o  Deferred sales charge   o  Deferred sales charge
    of 1% on purchases of      of 4% or less on           of 1% on shares you
    $1 million or more         shares you sell            sell within 18 months
    sold within 12 months      within six years

o   Lower annual expenses   o  Higher annual expenses  o  Higher annual
    than Class B or C due      than Class A (same as      expenses than Class
    to lower distribution      Class C) due to            A (same as Class B)
    fees                       higher distribution        due to higher
                               fees. Automatic            distribution fees.
                               conversion to Class A      No conversion to
                               shares after eight         Class A shares, so
                               years, reducing            annual expenses do
                               future annual              not decrease.
                               expenses.

  BEFORE JANUARY 1, 1999, CLASS A SHARES WERE DESIGNATED CLASS I AND CLASS C SHARES WERE DESIGNATED CLASS II. THE FUNDS BEGAN OFFERING CLASS B SHARES ON
                               JANUARY 1, 1999.

SALES CHARGES - CLASS A

                                    THE SALES CHARGE
                                     MAKES UP THIS %     WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT       OF THE OFFERING PRICE     OF YOUR NET
                                       INVESTMENT
------------------------------------------------------------------------------
Under $50,000                             5.75                    6.10
$50,000 but under $100,000                4.50                    4.71
$100,000 but under $250,000               3.50                    3.63
$250,000 but under $500,000               2.50                    2.56
$500,000 but under $1 million             2.00                    2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 56), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 55).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES WITHIN            THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM         YOUR PROCEEDS AS A CDSC
------------------------------------------------------------------------------
1 Year                                          4
2 Years                                         4
3 Years                                         3
4 Years                                         3
5 Years                                         2
6 Years                                         1
7 Years                                         0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 55). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are not available to all retirement plans. Class B shares are only available to IRAs (of any type), Franklin Templeton Trust Company 403(b) plans, and Franklin Templeton Trust Company qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                              THE SALES CHARGE
                                MAKES UP THIS %        WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING PRICE   OF YOUR NET INVESTMENT
------------------------------------------------------------------------------
Under $1 million        1.00                    1.01

WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page 62 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

       TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION
                         OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS Class A shares may be purchased without an initial sales charge or CDSC by investors who reinvest within 365 days:

o certain payments received under an annuity contract that offers a Franklin Templeton insurance fund option

o distributions from an existing retirement plan invested in the Franklin Templeton Funds

o dividend or capital gain distributions from a real estate investment trust sponsored or advised by Franklin Properties, Inc.

o redemption proceeds from a repurchase of Franklin Floating Rate Trust shares held continuously for at least 12 months

o redemption proceeds from Class A of any Templeton Global Strategy Fund, if you are a qualified investor. If you paid a CDSC when you sold your shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply.

WAIVERS FOR CERTAIN INVESTORS Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions, including:

o certain trust companies and bank trust departments investing $1 million or more in assets over which they have full or shared investment discretion

o government entities that are prohibited from paying mutual fund sales charges

o certain unit investment trusts and their holders reinvesting trust distributions

o  group annuity separate accounts offered to retirement plans

o employees and other associated persons or entities of Franklin Templeton or of certain dealers

o Chilean retirement plans that meet the requirements for retirement plans described below

                  ADDITIONAL SALES CHARGE WAIVERS MAY APPLY.
         IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE WAIVER,
       CALL YOUR INVESTMENT REPRESENTATIVE OR CALL SHAREHOLDER SERVICES
                   AT 1-800/632-2301 FOR MORE INFORMATION.

CDSC WAIVERS  The CDSC for each class generally will be waived:

o  to pay account fees

o to make payments through systematic withdrawal plans, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually depending on the frequency of your plan

o for redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) (not applicable to Class B)

o for IRA distributions due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o to return excess contributions (and earnings, if applicable) from retirement plan accounts

o  for redemptions following the death of the shareholder or beneficial owner

o for participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

RETIREMENT PLANS Certain retirement plans may buy Class A shares without an initial sales charge. To qualify, the plan must be sponsored by an employer:

o  with at least 100 employees, or

o  with retirement plan assets of $1 million or more, or

o that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13-month period

A CDSC may apply. Retirement plans other than SIMPLEs, SEPs, or plans that qualify under section 401 of the Internal Revenue Code also must qualify under our group investment program to buy Class A shares without an initial sales charge.

         FOR MORE INFORMATION, CALL YOUR INVESTMENT REPRESENTATIVE OR
                 RETIREMENT PLAN SERVICES AT 1-800/527-2020.

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing]  BUYING SHARES

MINIMUM INVESTMENTS
                                          INITIAL                 ADDITION

Regular Accounts                         $1,000                  $50
---------------------------------------------------------------------------

UGMA/UTMA accounts                         $100                  $50
---------------------------------------------------------------------------

Retirement accounts
(other than IRAs, IRA rollovers,
Education IRAs or Roth IRAs)            NO MINIMUM               NO MINIMUM
----------------------------------------------------------------------------
IRAS, IRA rollovers, education IRAs
or Roth IRAs                               $250                  $50
----------------------------------------------------------------------------
Broker-Dealer sponsored wrap
account programs                           $250                  $50
-----------------------------------------------------------------------------
Full-time employees, officers, trustees and directors of
Franklin Templeton entities, and their immediate family
members                                    $100                  $50
-----------------------------------------------------------------------------

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will invest your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES
------------------------------------------------------------------------------
                        OPENING AN ACCOUNT            ADDING TO AN ACCOUNT
[Insert graphic of
hands shaking]
                        Contact your investment       Contact your investment
Through your            representative                representative
investment
representative

------------------------------------------------------------------------------
[Insert graphic         Make your check payable       Make your check payable
of envelope]            to the fund.                  to the fund. Include
                                                      your account number on
BY MAIL                 Mail the check and your       the check.
                        signed application to
                        Investor Services.            Fill out the deposit
                                                      slip from your account
                                                      statement. If you do not
                                                      have a slip, include a
                                                      note with your name, the
                                                      fund name, and your
                                                      account number.

                                                      Mail the check and
                                                      deposit slip or note to
                                                      Investor Services.

------------------------------------------------------------------------------
[Insert graphic of      Call to receive a wire        Call to receive a wire
three lightning bolts]  control number and wire       control number and wire
                        instructions.                 instructions.

                        Wire the funds and mail       To make a same day wire
BY WIRE                 your signed application       investment, please call
                        to Investor Services.         us by 1:00 p.m. pacific
1-800/632-2301          Please include the wire       time and make sure your
(or 1-650/312-2000      control number or your        wire arrives by 3:00
collect)                new account number on         p.m.
                        the application.

                        To make a same day wire
                        investment, please call us
                        by 1:00 p.m. pacific time
                        and make sure your wire
                        arrives by 3:00 p.m.

------------------------------------------------------------------------------
[Insert graphic of      Call Shareholder Services     Call Shareholder
two arrows pointing     at the number below, or       Services at the number
opposite                send signed written           below or our automated
directions]             instructions. The TeleFACTS   TeleFACTS system, or
                        system cannot be used to      send signed written
BY EXCHANGE             open a new account.           instructions.

TeleFACTS(R)            (Please see page 62           (Please see page 62
1-800/247-1753          for information on            for information on
(around-the-clock       exchanges.)                   exchanges.)
access)
------------------------------------------------------------------------------

            FRANKLIN TEMPLETON INVESTOR SERVICES, P.O. BOX 33030,
                        ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset]  INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50 ($25 for an Education IRA). To sign up, complete the appropriate section of your account application.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page 67).

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate]  SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the funds we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.
[End callout]

A notary public CANNOT provide a signature guarantee.

o  you are selling more than $100,000 worth of shares

o  you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the funds against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.

SELLING SHARES
------------------------------------------------------------------------------
                                    TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------------------
[Insert grapic of hands
shaking]
THROUGH YOUR
INVESTMENT REPRESENTATIVE           Contact your investment representative

------------------------------------------------------------------------------
[Insert graphic of                  Send written instructions and endorsed
envelope]                           share certificates (if you hold share
                                    certificates) to Investor Services.
BY MAIL                             Corporate, partnership or trust accounts
                                    may need to send additional documents.

                                    Specify the fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                    A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

------------------------------------------------------------------------------
[Insert graphic of phone]           As long as your transaction is for
                                    $100,000 or less, you do not hold
BY PHONE                            share certificates and you have not
                                    changed your address by phone within
1-800/632-2301                      the last 15 days, you can sell your
                                    shares by phone.

                                    A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

------------------------------------------------------------------------------
[Insert graphic of three            You can call or write to have
lightning bolts]                    redemption proceeds of $1,000 or
                                    more wired to a bank or escrow
                                    account. See the policies
BY WIRE                             above for selling shares by mail
                                    or phone.

                                    Before requesting a bank wire, please
                                    make sure we have your bank account
                                    information on file. If we do not have
                                    this information, you will need to send
                                    written instructions with your bank's
                                    name and address, your bank account
                                    number, the ABA routing number, and a
                                    signature guarantee.

                                    Requests received in proper form by 1:00 p.m. pacific time will be wired the next business day.

------------------------------------------------------------------------------
[Insert graphic of two              Obtain a current prospectus for the fund
arows pointing in opposite          you are considering.
directions]
                                    Call Shareholder Services at the
BY EXCHANGE                         number below or our automated
                                    TeleFACTS system, or send signed
TeleFACTS(R) 1-800/247-1753           written instructions. See the
(around-the-clock access)           policies above for selling shares
                                    by mail or phone.

                                    If you hold share certificates, you will need to return them to the fund before your exchange can be processed.

------------------------------------------------------------------------------

            FRANKLIN TEMPLETON INVESTOR SERVICES, P.O. BOX 33030,
                        ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen]  ACCOUNT POLICIES

CALCULATING SHARE PRICE  Each fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin calout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The funds' assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You also will receive the funds' financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The funds do not allow investments by market timers. You will be considered a market timer if you have (i) requested an exchange out of a fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of a fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of a fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the funds maintain additional policies and reserve certain rights, including:

o The funds may refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the funds may change their investment minimums or waive or lower their minimums for certain purchases.

o The funds may modify or discontinue the exchange privilege on 60 days' notice.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, each fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                    CLASS A     CLASS B     CLASS C
------------------------------------------------------------------------------
COMMISSION (%)                      -           4.00        2.00
Investment under $50,000            5.00        -           -
$50,000 but under $100,000          3.75        -           -
$100,000 but under $250,000         2.80        -           -
$250,000 but under $500,000         2.00        -           -
$500,000 but under $1 million       1.60        -           -
$1 million or more               up to 1.00 1   -           -
12B-1 FEE TO DEALER                 0.35 2      0.25 3      1.00 4

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and up to 0.25% on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Of this amount, each fund may pay up to 0.35% to Distributors or others, out of which 0.10% will generally be retained by Distributors for its distribution expenses.
3. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark]  QUESTIONS

If you have any questions about the funds or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                             HOURS (PACIFIC TIME,
DEPARTMENT NAME          TELEPHONE NUMBER    MONDAY THROUGH FRIDAY)
Shareholder Services     1-800/632-2301      5:30 a.m. to 5:00 p.m.
                                             6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information         1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services 1-800/527-2020      5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040      5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637      5:30 a.m. to 5:00 p.m.


FOR MORE INFORMATION

You can learn more about each fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com




You can also obtain information about each fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file #811-5387                       MS P 05/99

Prospectus

FRANKLIN
MUTUAL SERIES FUND INC.

CLASS Z

INVESTMENT STRATEGY

GROWTH & INCOME o VALUE       Mutual Beacon Fund
                              Mutual Financial Services Fund
                              Mutual Qualified Fund
                              Mutual Shares Fund

      GLOBAL o VALUE          Mutual Discovery Fund
                              Mutual European Fund


MAY 1, 1999















[Insert Franklin Templeton Ben Head]

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2 Mutual Beacon Fund; Mutual Qualified Fund; Mutual Shares Fund; Mutual Discovery Fund

17    Mutual Financial Services Fund

29    Mutual European Fund

40    Management

43    Distributions and Taxes; Year 2000 Problem

45    Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

49    Qualified Investors

52    Buying Shares

53    Investor Services

56    Selling Shares

58    Account Policies

60    Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

MUTUAL BEACON FUND
MUTUAL QUALIFIED FUND
MUTUAL SHARES FUND
MUTUAL DISCOVERY FUND

[Insert graphic of bullseye and arrows]  GOALS AND STRATEGIES

GOALS The principal investment goal of Mutual Beacon, Mutual Qualified and Mutual Shares is capital appreciation, which may occasionally be short-term. Their secondary goal is income. The principal investment goal of Mutual Discovery is capital appreciation.

PRINCIPAL INVESTMENTS The funds primarily invest in domestic and foreign equity securities of companies that the manager believes are available at prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks, preferred stocks and convertible securities.

In following this investment strategy, the funds primarily invest in the equity securities of companies with market capitalization values (share price times the number of common stock shares outstanding) of more than $1.5 billion. In addition, each fund may invest a substantial portion of its assets in securities of companies with smaller market capitalization values. Each fund may invest a substantial portion of its assets in the securities of domestic or foreign companies involved in mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings, as well as distressed companies and those in bankruptcy (Reorganizing Companies), or as to which there are outstanding tender or exchange offers. Each fund may participate in outstanding tender or exchange offers. Investments in Reorganizing Companies may, but are not expected to, exceed 50% of a fund's assets.

The funds may invest a substantial portion of their assets in foreign equity securities. To hedge (protect) against currency exchange rate fluctuations, the funds enter into forward foreign currency exchange contracts to the extent that hedging is available and, in the manager's opinion, it is economical to do so. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

Each fund invests to a lesser extent in domestic and foreign debt securities as compared to equity securities. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, including those convertible into common stock, notes and debentures. The funds may invest in debt securities rated in any rating category established by an independent rating organization, including lower rated or defaulted debt securities ("junk bonds"), or in unrated debt securities. The funds typically invest in unrated debt securities of Reorganizing Companies.

The funds may invest in the direct indebtedness, or participation interests in the indebtedness, of Reorganizing Companies. Indebtedness may not be a security but, rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the direct indebtedness of companies, a fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing.

Participation interests in indebtedness represent fractional interests in a company's indebtedness. The financial institutions which typically make participations available are banks or insurance companies or governmental institutions or supranational organizations. Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development.

The funds may also purchase trade claims and other direct obligations or claims (Trade Claims) of Reorganizing Companies. Trade Claims generally are purchased from creditors of Reorganizing Companies, and represent money due to a supplier of goods or services to a Reorganizing Company.

While the funds generally purchase securities for investment purposes and not for the purpose of influencing or controlling management of a company, the manager may use a fund's ownership interest in a company to seek to influence or control management when the manager perceives a benefit. The funds may invest in entities whose business is to acquire securities of companies for the purpose of influencing or controlling management or with the expectation of taking over such companies. The funds also may invest in the securities of a particular company which the manager believes may be an attractive company to be taken over by another entity.

[Begin callout]
The funds invest primarily in securities of companies that the manager believes are undervalued.
[End callout]

PORTFOLIO SELECTION In choosing equity securities for the fund, the manager bases its opinions as to whether a security is available at less than its intrinsic value upon the analysis and research of certain factors, including: the relationship of a security's book value to market value; cash flow; and multiples of earnings of comparable securities. Each security is examined separately and there is no set criteria as to the size of an issuer, its earnings or the industry in which it operates. Debt securities, including indebtedness, participations and Trade Claims, are generally selected based on the manager's opinion that the securities are available at less than their intrinsic value, and the manager's own analysis of the security has greater influence over the investment decision than the coupon rate or rating of the security. The smaller companies in which the funds invest may not be as well known as the larger companies in which the funds invest, their securities may trade in the securities markets below their book values and may not be followed by established securities analysts.

While the manager follows the same strategy in choosing investments for all of the funds, there are certain differences among the funds. Mutual Beacon generally invests to a greater extent in foreign securities as compared to Mutual Qualified and Mutual Shares. Mutual Shares generally invests to a lesser extent in foreign securities as compared to Mutual Beacon and Mutual Qualified. Mutual Discovery may invest most of its assets in foreign securities, and generally invests substantially more of its assets in securities of companies with smaller market capitalization values than the other funds. In addition, each fund has different portfolio managers who have primary responsibility for selecting the investments for the funds. As a result of these differences, the funds' performance will vary.

TEMPORARY INVESTMENTS The manager may keep a portion of the assets of each fund invested in short-term debt positions when insufficient investment opportunities meeting the manager's investment criteria exist. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. The manager may also make temporary short-term investments in anticipation of cash requirements. Under these circumstances, a fund may be unable to pursue its investment goals because it may not invest or may invest less in equity and debt securities that the manager believes are available at prices below their intrinsic value.

[Insert graphic of chart with line going up and down]  MAIN RISKS

VALUE INVESTING Each fund's general policy of investing in securities that the manager believes are available at prices less than their intrinsic value, including securities of Reorganizing Companies, differs from the approach followed by many other managers, and may result in the fund choosing securities that are not widely followed by other investors. There is always the possibility that the manager may be incorrect in its assessment of a particular company or that the manager may not buy these securities at their lowest possible price or sell them at their highest.

[Begin callout]
Because the securities the funds hold fluctuate in price with market conditions, the value of your investment in a fund will go up and down. This means you could lose money over short or even extended periods.
End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

SMALLER COMPANIES Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, small companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

REORGANIZING COMPANIES There can be no assurance that any merger, consolidation, liquidation, reorganization or tender or exchange offer proposed at the time a fund makes its investment in a Reorganizing Company will be consummated or will be consummated on the terms and within the time period contemplated and, therefore, that the fund's performance will benefit from its investment in a Reorganizing Company. Debt securities of Reorganizing Companies typically are unrated, lower rated, in default or close to default.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the funds.

COUNTRY. General securities market movements in any country where a fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the funds invest in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

A fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S. While short-term volatility in these markets can be disconcerting, declines of more than 50% are not unusual.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY. To the extent a fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Forward foreign currency exchange contracts are considered derivative investments, since their value depends on the value of an underlying asset. The funds' investments in these derivatives may involve a small investment relative to the amount of risk assumed. The funds can incur a loss in these transactions due to the imposition of controls by a foreign or the U.S. government on the exchange of foreign currencies or the inability to deliver or receive a foreign currency. The success of forward foreign currency exchange contracts will depend on the manager's ability to predict market movements. Losses resulting from the use of forward foreign currency exchange contracts can reduce a fund's share price, and possibly income, and such losses can be greater than if the contract had not been entered into by the fund.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds" or "high yield debt securities," and the type of unrated debt securities purchased by the funds, generally have more risk than higher-rated securities.

INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. Typically, purchasers of participations, such as the funds, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. When a fund purchases a participation, it takes on the risk associated with the financial soundness of the bank or other financial intermediary issuing the participation, as well as the credit risk associated with the financial soundness of the issuer of the underlying indebtedness. When a fund purchases a Trade Claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the Trade Claim. There are no established markets for indebtedness, participations and Trade Claims and, thus, they are less liquid than securities which are heavily traded and may often be considered illiquid investments.

ILLIQUID SECURITIES Each fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities with a limited trading market. Investments by a fund in illiquid securities involve the possibility that the securities cannot be readily sold or can only be resold at a price significantly lower than their value, which may have a negative effect on the value of the fund's shares.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the funds' manager considers.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which a fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of a fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 44 for more information.

More detailed information about the funds, their policies (including temporary investments), risks and bond ratings can be found in the funds' Statement of Additional Information (SAI).

[Insert graphic of a bull and a bear]  PERFORMANCE

These bar charts and tables show the volatility of each fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

MUTUAL BEACON FUND
CLASS Z ANNUAL TOTAL RETURNS 1

[Insert bar graph]

17.4% -8.13% 17.60% 22.92% 22.93%5.61% 25.89%  21.19% 22.99% 2.37%
89    90     91     92     93    94    95      96     97     98
                               YEAR
[Begin callout]
BEST
QUARTER:
Q4 '98
12.58%

WORST
QUARTER:
Q3 '98
-17.54%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                      1 YEAR      5 YEARS    10 YEARS
-----------------------------------------------------------------------
Mutual Beacon Fund - Class Z          2.37%       15.20%     14.55%
S&P 500(R)Index 2                    28.58%       24.06%     19.21%

1. As of March 31, 1999, the fund's year-to-date return was 5.26%.
2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

MUTUAL QUALIFIED FUND
CLASS Z ANNUAL TOTAL RETURNS 1

[Insert bar graph]

14.44%   -10.12% 21.13% 22.70%22.71% 5.73% 26.60% 21.19% 24.92% 0.50%
89       90      91     92    93     94    95     96     97     98
                                YEAR
[Begin callout]
BEST
QUARTER:
Q4 '98
12.63%

WORST
QUARTER:
Q3 '98
-17.70%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                    1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------
Mutual Qualified Fund - Class Z     0.50%         15.28%       14.34%
S&P 500(R)Index 2                  28.58%         24.06%       19.21%

1. As of March 31, 1999, the fund's year-to-date return was 2.92%.
2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

MUTUAL SHARES FUND
CLASS Z ANNUAL TOTAL RETURNS 1

[Insert bar graph]

14.93%   -9.82%  20.99% 21.33%20.99% 4.55% 29.11% 20.76% 26.38% 0.45%
89       90      91     92    93     94    95     96     97     98
                                   YEAR
[Begin callout]
BEST
QUARTER:
Q4 '98
13.34%

WORST
QUARTER:
Q3 '98
-16.96%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                    1 YEAR      5 YEARS       10 YEARS
--------------------------------------------------------------------------

Mutual Shares Fund - Class Z          0.45%      15.65%        14.31%
S&P 500(R)Index 2                    28.58%      24.06%        19.21%

1. As of March 31, 1999, the fund's year-to-date return was 4.91%.
2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

MUTUAL DISCOVERY FUND
CLASS Z ANNUAL TOTAL RETURNS 1

[Insert bar graph]

35.85%   3.62%   28.63% 24.93%22.94% -1.90%
93       94      95     96    97     98
                   YEAR
[Begin callout]
BEST
QUARTER:
Q1 '93
12.30%

WORST
QUARTER:
Q3 '98
-19.44%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                  SINCE
                                                                 INCEPTION
                                         1 YEAR      5 YEARS     (12/31/92)
----------------------------------------------------------------------------
Mutual Discovery Fund - Class Z          -1.90%       14.96%      18.21%
S&P 500(R)Index 2                        28.58%       24.06%      21.61%
MSCI World Index 3                       24.80%       16.19%      17.32%

1. As of March 31, 1999, the fund's year-to-date return was 4.11%.
2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaGed group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.
3. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1500 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign]  FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                          MUTUAL
                                    BEACON    QUALIFIED   SHARES    DISCOVERY
Maximum sales charge (load)
 imposed on purchases               None        None        None        None

Exchange fee                        None        None        None        None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)1

                                                          MUTUAL
                                   BEACON     QUALIFIED   SHARES    DISCOVERY
Management fees 2                   0.60%       0.60%      0.60%      0.80%

Distribution and service
 (12b-1) fees                        None        None        None       None

Other expenses                      0.19%       0.19%       0.17%       0.23%
                                    -----------------------------------------

Total annual fund operating
 expenses 2                         0.79%       0.79%       0.77%       1.03%
                                    =========================================


1. In connection with the transaction which resulted in Franklin Mutual becoming each fund's investment manager, Franklin Mutual made a commitment to the funds' board not to seek an increase in the rate of investment management fees for a three year period beginning November 1, 1996. This agreement applies only to those series which existed at that time. The parties also agreed that for the same period the ordinary expenses of each series (based on a percentage of net assets) will not be higher than they were expected to be as of November 1, 1996, based on the annualized expense ratios of each series as of that date. Increases in expenses beyond these expense ratios will be permitted, however, if the board is satisfied that such expenses also would have been higher (based upon such considerations as the amount and composition of assets under management, the number of security transactions, the number of shareholder accounts, regulatory requirements and general economic conditions) had the transaction not taken place. This expense limitation does not include items such as litigation expenses, interest, taxes, insurance, brokerage commissions and expenses of an extraordinary nature.

2. For the fiscal year ended December 31, 1998, the manager had agreed in advance to limit its management fees. With this reduction, management fees and total operating expenses were as follows:

                                                           MUTUAL
                                      BEACON   QUALIFIED   SHARES   DISCOVERY
Management fees                       0.57%     0.57%       0.56%     0.77%
Total annual fund
 operating expenses                   0.76%     0.76%       0.73%     1.00%
After October 31, 1999, the manager may end this arrangement at any time.

EXAMPLE

This example can help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   MUTUAL
                           BEACON    QUALIFIED     SHARES     DISCOVERY
---------------------------------------------------------------------------
1 Year                  $ 81        $ 81        $ 79        $  105
3 Years                 $252        $252        $246        $  328
5 Years                 $439        $439        $428        $  569
10 Years                $978        $978        $954        $1,259

MUTUAL FINANCIAL
SERVICES FUND

[Insert graphic of bullseye and arrows]  GOALS AND STRATEGIES

GOALS The fund's principal investment goal is capital appreciation, which may occasionally be short-term. Its secondary goal is income.

PRINCIPAL INVESTMENTS The fund will primarily invest in domestic and foreign equity securities of financial services companies that the manager believes are available at prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks, preferred stocks and convertible securities.

The fund concentrates its investments in the financial services industry by investing more than 25% of its total assets in that industry. Normally, the fund will invest at least 65% of its total assets in securities issued by financial services companies. Financial services companies are companies which, in the manager's view, derive at least 50% of their assets or revenues from the creation, purchase and sale of financial instruments. These companies include banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisers, investment companies and insurance companies.

Because many companies in the financial services industry are smaller capitalization companies, the fund may invest most of its assets in the securities of companies with market capitalization values (share price times the number of common stock shares outstanding) of $1.5 billion or less.

The fund may invest a substantial portion of its assets in the securities of domestic or foreign companies involved in mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings, as well as distressed companies and those in bankruptcy (Reorganizing Companies), or as to which there are outstanding tender or exchange offers. The fund may participate in outstanding tender or exchange offers. Investments in Reorganizing Companies may, but are not expected to, exceed 50% of the fund's assets.

The fund may also invest a substantial portion of its assets in foreign equity securities. To hedge (protect) against currency exchange rate fluctuations, the fund enters into forward foreign currency exchange contracts to the extent that hedging is available and, in the manager's opinion, it is economical to do so. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

The fund invests to a lesser extent in domestic and foreign debt securities as compared to equity securities. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, including those convertible into common stock, notes and debentures. The fund may invest in debt securities rated in any rating category established by an independent rating organization, including lower rated or defaulted debt securities ("junk bonds"), or in unrated debt securities. The fund typically invests in unrated debt securities of Reorganizing Companies.

The fund may invest in the direct indebtedness, or participation interests in the indebtedness, of Reorganizing Companies. Indebtedness may not be a security but, rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the direct indebtedness of companies, a fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing.

Participation interests in indebtedness represent fractional interests in a company's indebtedness. The financial institutions which typically make participations available are banks or insurance companies or governmental institutions or supranational organizations. Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development.

The fund may also purchase trade claims and other direct obligations or claims (Trade Claims) of Reorganizing Companies. Trade Claims generally are purchased from creditors of Reorganizing Companies, and represent money due to a supplier of goods or services to the Reorganizing Company.

While the fund generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of a company, the manager may use the fund's ownership interest in a company to seek to influence or control management when the manager perceives a benefit. The fund may invest in entities whose business is to acquire securities of companies for the purpose of influencing or controlling management or with the expectation of taking over such companies. The fund also may invest in the securities of a particular company which the manager believes may be an attractive company to be taken over by another entity.

[Begin callout]
The fund invests primarily in equity securities of financial services companies that the manager believes are undervalued.
[End callout]

PORTFOLIO SELECTION In choosing equity securities for the fund, the manager bases its opinions as to whether a security is available at less than its intrinsic value upon the analysis and research of certain factors, including: the relationship of a security's book value to market value; cash flow; and multiples of earnings of comparable securities. Each security is examined separately and there is no set criteria as to the size of an issuer, its earnings or the industry in which it operates. Debt securities, including indebtedness, participations and Trade Claims, are generally selected based on the manager's opinion that the securities are available at less than their intrinsic value, and the manager's own analysis of the security has greater influence over the investment decision than the coupon rate or rating of the security. The smaller companies in which the fund invests may not be as well known as the larger companies in which the fund invests, their securities may trade in the securities markets below their book values and may not be followed by established securities analysts.

TEMPORARY INVESTMENTS The manager may keep a portion of the assets of the fund invested in short-term debt positions when insufficient investment opportunities meeting the manager's investment criteria exist. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. The manager may also make temporary short-term investments in anticipation of cash requirements. Under these circumstances, the fund may be unable to pursue its investment goals because it may not invest or may invest less in equity and debt securities of financial services companies that the manager believes are available at prices below their intrinsic value.

[Insert graphic of bullseye and arrows]  MAIN RISKS

VALUE INVESTING The fund's general policy of investing in securities that the manager believes are available at prices less than their intrinsic value, including securities of Reorganizing Companies, differs from the approach followed by many other managers, and may result in the fund choosing securities that are not widely followed by other investors. There is always the possibility that the manager may be incorrect in its assessment of a particular company or that the manager may not buy these securities at their lowest possible price or sell them at their highest.

FINANCIAL SERVICES COMPANIES The fund concentrates its investments in the financial service industry. As a result, general market and economic conditions as well as other risks specific to the financial services industry will impact the fund's investments and its performance.

Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans.

Insurance companies in which the fund invests may also have an impact on the fund's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates.

Pending legislation, if enacted, will also likely have an impact on the profitability of financial services companies and on the performance of the fund. It would reduce the separation between commercial and investment banking businesses and permit banks to expand their services. This expansion could expose banks to increased competition from well-established competitors.

The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the fund.

[Begin callout]
Because the securities the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

SMALLER COMPANIES Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, small companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

REORGANIZING COMPANIES There can be no assurance that any merger, consolidation, liquidation, reorganization or tender or exchange offer proposed at the time the fund makes its investment in a Reorganizing Company will be consummated or will be consummated on the terms and within the time period contemplated and, therefore, that the fund's performance will benefit from its investment in a Reorganizing Company. Debt securities of Reorganizing Companies typically are unrated, lower rated, in default or close to default.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S. While short-term volatility in these markets can be disconcerting, declines of more than 50% are not unusual.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY. To the extent the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Forward foreign currency exchange contracts are considered derivative investments, since their value depends on the value of an underlying asset. The fund's investment in these derivatives may involve a small investment relative to the amount of risk assumed. The fund can incur a loss in these transactions due to the imposition of controls by a foreign or the U.S. government on the exchange of foreign currencies or the inability to deliver or receive a foreign currency. The success of forward foreign currency exchange contracts will depend on the manager's ability to predict market movements. Losses resulting from the use of forward foreign currency exchange contracts can reduce the fund's share price, and possibly income, and such losses can be greater than if the contract had not been entered into by the fund.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds" or "high yield debt securities," and the type of unrated debt securities purchased by the fund, generally have more risk than higher-rated securities.

INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. Typically, purchasers of participations, such as the fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. When a fund purchases a participation, it takes on the risk associated with the financial soundness of the bank or other financial intermediary issuing the participation, as well as the credit risk associated with the financial soundness of the issuer of the underlying indebtedness. When a fund purchases a Trade Claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the Trade Claim. There are no established markets for indebtedness, participations and Trade Claims and, thus, they are less liquid than securities which are heavily traded and may often be considered illiquid investments.

ILLIQUID SECURITIES The fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities with a limited trading market. Investments by the fund in illiquid securities involve the possibility that the securities cannot be readily sold or can only be resold at a price significantly lower than their value, which may have a negative effect on the value of the fund's shares.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 44 for more information.

More detailed information about the fund, its policies (including temporary investments), risks and bond ratings can be found in the fund's Statement of Additional Information (SAI).

[[Insert graphic of a bull and a bear]  PERFORMANCE

This information gives some indication of the risks of investing in the fund by comparing the fund's performance with a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS Z ANNUAL TOTAL RETURN 1

[Insert bar graph]

                        7.08%
                        98
                        YEAR

BEST
QUARTER:
Q1 '98
17.35%

WORST
QUARTER:
Q3 '98
-17.75%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                               SINCE
                                                            INCEPTION
                                                 1 YEAR      (8/19/97)
Mutual Financial Services Fund - Class Z         7.08%         23.06%
KBW 50 Total Return Index 2                      8.27%         14.83%

1. As of March 31, 1999, the fund's year-to-date return was 0.08%.
2. Source: Keefe, Bruyette & Woods, Inc. The KBW 50 Index tracks the 50 largest U.S. banks' stocks. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign]  FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      CLASS Z
Maximum sales charge (load) imposed
 on purchases                                         None
Exchange fee                                          None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                      CLASS Z
Management fees 1                                     0.80%
Distribution and service (12b-1) fees                 None
Other expenses                                        0.29%
                                                      -----
Total annual fund operating expenses 1                1.09%
                                                      =====

1. For the fiscal year ended December 31, 1998, the manager had agreed in advance to limit its management fees and to assume as its own expense certain other expenses otherwise payable by the fund so that total annual fund operating expenses do not exceed 1.00% for Class Z for its initial twenty-four months of operations. With this reduction, management fees were 0.71% and total annual fund operating expenses were 1.00%. After the first twenty-four months of operations, the manager may end this arrangement at any time.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
                         $111        $347        $601        $1,329

MUTUAL EUROPEAN FUND

[Insert graphic of bullseye and arrows]  GOALS AND STRATEGIES

GOALS The fund's principal investment goal is capital appreciation, which may occasionally be short-term. Its secondary goal is income.

PRINCIPAL INVESTMENTS The fund will primarily invest in foreign equity securities of companies located in European countries that the manager believes are available at prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks, preferred stocks and convertible securities.

Normally, the fund will invest at least 65% of its total assets in the securities of issuers (i) organized under the laws of, (ii) whose principal business operations are located in, or (iii) at least 50% of whose revenue is earned from, European countries. For purposes of the fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe and those regions of Russia and the former Soviet Union that are considered part of Europe. The fund currently intends to invest primarily in securities of issuers in Western Europe and Scandinavia.

The fund will normally invest in securities from at least five different countries, although, from time to time, it may invest all of its assets in a single country. The fund may also invest up to 35% of its total assets in securities of U.S. issuers, as well as in securities of issuers from the Levant, the Middle East and the remaining regions of the world.

The fund may invest most of its assets in the securities of smaller companies, which are those companies with market capitalization values (share price times the number of common shares outstanding) of less than $1.5 billion at the time of purchase.

The fund may also invest a substantial portion of its assets in the securities of domestic or foreign companies involved in mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings, as well as distressed companies and those in bankruptcy (Reorganizing Companies), or as to which there are outstanding tender or exchange offers. The fund may participate in outstanding tender and exchange offers. Investments in Reorganizing Companies may, but are not expected to, exceed 50% of the fund's assets.

The fund invests to a lesser extent in domestic and foreign debt securities as compared to equity securities. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, including those convertible into common stock, notes and debentures. The fund may invest in debt securities rated in any rating category established by an independent rating organization, including lower rated or defaulted debt securities ("junk bonds"), or in unrated debt securities. The fund typically invests in unrated debt securities of Reorganizing Companies.

The fund may invest in the direct indebtedness, or participation interests in the indebtedness of, Reorganizing Companies. Indebtedness may not be a security but, rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the direct indebtedness of companies, a fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing.

Participation interests in indebtedness represent fractional interests in a company's indebtedness. The financial institutions which typically make participations available are banks or insurance companies or governmental institutions or supranational organizations. Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development.

The fund may also purchase trade claims and other direct obligations or claims (Trade Claims) of Reorganizing Companies. Trade Claims generally are purchased from creditors of Reorganizing Companies and represent money due to a supplier of goods or services to the Reorganizing Company.

To hedge (protect) against currency exchange rate fluctuations, the fund enters into forward foreign currency exchange contracts to the extent that hedging is available and, in the manager's opinion, it is economical to do so. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

While the fund purchases securities for investment purposes and not for the purpose of influencing or controlling management of a company, the manager may use the fund's ownership interest in a company to seek to influence or control management when the manager perceives a benefit. The fund may invest in entities whose business is to acquire securities of companies for the purpose of influencing or controlling management or with the expectation of taking over such companies. The fund also may invest in the securities of a particular company which the manager believes may be an attractive company to be taken over by another entity.

[Begin callout]
The fund invests primarily in foreign equity securities of companies located in European countries that the manager believes are undervalued.
[End callout]

PORTFOLIO SELECTION In choosing equity securities for the fund, the manager bases its opinions as to whether a security is available at less than its intrinsic value upon the analysis and research of certain factors, including: the relationship of a security's book value to market value; cash flow; and multiples of earnings of comparable securities. Each security is examined separately and there is no set criteria as to the size of an issuer, its earnings or the industry in which it operates. Debt securities, including indebtedness, participations and Trade Claims, are generally selected based on the manager's opinion that the securities are available at less than their intrinsic value, and the manager's own analysis of the security has greater influence over the investment decision than the coupon rate or rating of the security. The smaller companies in which the fund invests may not be as well known as the larger companies in which the fund invests, their securities may trade in the securities markets below their book values and may not be followed by established securities analysts.

TEMPORARY INVESTMENTS The manager may keep a portion of the assets of the fund invested in short-term debt positions when insufficient investment opportunities meeting the manager's investment criteria exist. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. The manager may also make temporary short-term investments in anticipation of cash requirements. Under these circumstances, the fund may be unable to pursue its investment goals because it may not invest or may invest less in equity and debt securities of European companies that the manager believes are available at prices below their intrinsic value.

[Insert graphic of chart with line going up and down]  MAIN RISKS

VALUE INVESTING The fund's general policy of investing in securities that the manager believes are available at prices less than their intrinsic value, including securities of Reorganizing Companies, differs from the approach followed by many other managers, and may result in the fund choosing securities that are not widely followed by other investors. There is always the possibility that the manager may be incorrect in its assessment of a particular company or that the manager may not buy these securities at their lowest possible price or sell them at their highest.

[Begin callout]
Because the securities the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S. While short-term volatility in these markets can be disconcerting, declines of more than 50% are not unusual.

Because the fund invests primarily in securities of issuers located in a particular region of the world, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY. Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Forward foreign currency exchange contracts are considered derivative investments, since their value depends on the value of an underlying asset. The fund's investment in these derivatives may involve a small investment relative to the amount of risk assumed. The fund can incur a loss in these transactions due to the imposition of controls by a foreign or the U.S. government on the exchange of foreign currencies or the inability to deliver or receive a foreign currency. The success of forward foreign currency exchange contracts will depend on the manager's ability to predict market movements. Losses resulting from the use of forward foreign currency exchange contracts can reduce the fund's share price, and possibly income, and such losses can be greater than if the contract had not been entered into by the fund.

SMALLER COMPANIES Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, small companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

REORGANIZING COMPANIES There can be no assurance that any merger, consolidation, liquidation, reorganization or tender or exchange offer proposed at the time the fund makes its investment in a Reorganizing Company will be consummated or will be consummated on the terms and within the time period contemplated and, therefore, that the fund's performance will benefit from its investment in a Reorganizing Company. Debt securities of Reorganizing Companies typically are unrated, lower rated, in default or close to default.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds" or "high yield debt securities," and the type of unrated debt securities purchased by the fund, generally have more risk than higher-rated securities.

INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. Typically, purchasers of participations, such as the fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. When a fund purchases a participation, it takes on the risk associated with the financial soundness of the bank or other financial intermediary issuing the participation, as well as the credit risk associated with the financial soundness of the issuer of the underlying indebtedness. When a fund purchases a Trade Claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the Trade Claims. There are no established markets for indebtedness, participations and Trade Claims and, thus, they are less liquid than securities which are heavily traded and may often be considered illiquid investments.

ILLIQUID SECURITIES The fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities with a limited trading market. Investments by the fund in illiquid securities involve the possibility that the securities cannot be readily sold or can only be resold at a price significantly lower than their value, which may have a negative effect on the value of the fund's shares.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 44 for more information.

More detailed information about the fund, its policies (including temporary investments), risks and bond ratings can be found in the fund's Statement of Additional Information (SAI).

[Insert graphic of a bull and a bear]  PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 2 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS Z ANNUAL TOTAL RETURNS 1

[Insert bar graph]

            23.16%      4.74%
            97          98
                  YEAR
BEST
QUARTER:
Q1 '98
14.92%

WORST
QUARTER:
Q3 '98
-20.16%

AVERAGE ANNUAL TOTAL RETURNSW
For the periods ended December 31, 1998

                                                                  SINCE
                                                                  INCEPTION
                                                   1 YEAR         (7/3/96)
----------------------------------------------------------------------------
Mutual European Fund - Class Z                     4.74%           16.96%
MSCI All Country Europe Index 2                   27.18%           26.80%

1. As of March 31, 1999, the fund's year-to-date return was 3.83%.
2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI All Country Europe Index measures the weighted average performance, in U.S. dollars, of about
60% of the market capitalization listed on 21 European stock exchanges (approximately 700 securities). It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of a percentage sign]  FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS Z
Maximum sales charge (load)
 imposed on purchases                           None
Exchange fee                                    None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND assets) 1

                                                CLASS Z
Management fees                                  0.80%
Distribution and service (12b-1) fees             None
Other expenses                                   0.25%
                                                 -----
Total annual fund operating expenses             1.05%
                                                 =====

1. In connection with the transaction which resulted in Franklin Mutual becoming each fund's investment manager, Franklin Mutual made a commitment to the funds' board not to seek an increase in the rate of investment management fees for a three year period beginning November 1, 1996. This agreement applies only to those series which existed at that time. The parties also agreed that for the same period the ordinary expenses of each series (based on a percentage of net assets) will not be higher than they were expected to be as of November 1, 1996, based on the annualized expense ratios of each series as of that date. Increases in expenses beyond these expense ratios will be permitted, however, if the board is satisfied that such expenses also would have been higher (based upon such considerations as the amount and composition of assets under management, the number of security transactions, the number of shareholder accounts, regulatory requirements and general economic conditions) had the transaction not taken place. This expense limitation does not include items such as litigation expenses, interest, taxes, insurance, brokerage commissions and expenses of an extraordinary nature.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR      3 YEARS     5 YEARS     10 YEARS
                              $107        $334        $579        $1,283

[Insert graphic of briefcase]  MANAGEMENT

Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the funds' investment manager. Together, Franklin Mutual and its affiliates manage over $216 billion in assets.

Michael F. Price is Chairman of the Boards of Directors which oversee the management of the funds and Franklin Mutual.

The team responsible for the funds' management is led by Peter Langerman, Chief Executive Officer, and Robert Friedman, Chief Investment Officer, of Franklin Mutual. Mr. Friedman has the overall supervisory responsibility for the day to day management of all of the funds' portfolios. The team is comprised of the following individuals:

JEFFREY A. ALTMAN, SENIOR VICE PRESIDENT OF FRANKLIN MUTUAL

Mr. Altman has been a manager of the funds since 1988. Before joining the Franklin Templeton Group in November 1996, Mr. Altman was employed as a research analyst and trader for Heine Securities Corporation, the funds' former investment manager.

ROBERT L. FRIEDMAN, CHIEF INVESTMENT OFFICER AND
SENIOR VICE PRESIDENT OF FRANKLIN MUTUAL

Mr. Friedman has been a manager of the funds since 1988. Before joining the Franklin Templeton Group in November 1996, Mr. Friedman was employed as a research analyst for Heine Securities Corporation, the funds' former investment manager.

RAYMOND GAREA, SENIOR VICE PRESIDENT OF FRANKLIN MUTUAL

Mr. Garea has been a manager of the funds since 1991. Before joining the Franklin Templeton Group in November 1996, Mr. Garea was employed as a research analyst for Heine Securities Corporation, the funds' former investment manager.

PETER A. LANGERMAN, CHIEF EXECUTIVE OFFICER AND
PRESIDENT OF FRANKLIN MUTUAL

Mr. Langerman has been a manager of the funds since 1986. Before joining the Franklin Templeton Group in November 1996, Mr. Langerman was employed as a research analyst for Heine Securities Corporation, the funds' former investment manager.

DAVID E. MARCUS, SENIOR VICE PRESIDENT OF FRANKLIN MUTUAL

Mr. Marcus has been a manager of the funds since 1988. Before joining the Franklin Templeton Group in November 1996, Mr. Marcus was employed as a research analyst for Heine Securities Corporation, the funds' former investment manager.

LAWRENCE N. SONDIKE, SENIOR VICE PRESIDENT OF FRANKLIN MUTUAL

Mr. Sondike has been a manager of the funds since 1984. Before joining the Franklin Templeton Group in November 1996, Mr. Sondike was employed as a research analyst for Heine Securities Corporation, the funds' former investment manager.

DAVID J. WINTERS CFA, SENIOR VICE PRESIDENT OF FRANKLIN MUTUAL

Mr. Winters has been a manager of the funds since 1987. Before joining the Franklin Templeton Group in November 1996, Mr. Winters was employed as a research analyst for Heine Securities Corporation, the funds' former investment manager.

In addition, the following Franklin Mutual employees serve as Assistant Portfolio Managers:

JIM AGAH CFA, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL

Mr. Agah has been a manager of the funds since 1997, when he joined the Franklin Templeton Group. Previously, he was a vice president of equity sales at Keefe, Bryette & Woods.

JEFF DIAMOND, VICE PRESIDENT OF FRANKLIN MUTUAL

Mr. Diamond has been a manager of the funds since 1998, when he joined the Franklin Templeton Group. Previously, he was vice president and co-manager of Prudential Conservative Stock Fund.

The following Portfolio and Assistant Portfolio Managers have primary responsibility for investments in the following funds:

MUTUAL SHARES FUND      LARRY SONDIKE AND DAVID MARCUS

MUTUAL QUALIFIED FUND   RAY GAREA AND ASSISTANT PORTFOLIO MANAGER JEFF DIAMOND

MUTUAL BEACON FUND      LARRY SONDIKE AND DAVID WINTERS

MUTUAL DISCOVERY FUND   ROB FRIEDMAN AND DAVID MARCUS

MUTUAL EUROPEAN FUND    DAVID MARCUS

MUTUAL FINANCIAL SERVICES FUND      RAY GAREA AND ASSISTANT PORTFOLIO MANAGER
JIM AGAH

Each fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended December 31, 1998, Franklin Mutual agreed in advance to limit its fees. After October 31, 1999, the manager may end this arrangement at any time upon notice to the fund's Board of Directors. The table below shows the management fees paid by each fund, as a percentage of average daily net assets.

                                 MANAGEMENT
                                 FEES BEFORE             MANAGEMENT
                                ADVANCE WAIVER           FEES PAID

Mutual Shares                       0.60%                   0.56%

Qualified                           0.60                    0.57

Beacon                              0.60                    0.57

European                            0.80                    0.80

Discovery                           0.80                    0.77

Financial Services                  0.80                    0.71

PRIOR SERVICES Before November 1, 1996, Heine Securities Corporation managed each fund's assets and made its investment decisions under separate investment management agreements that were substantially the same as the management agreement currently in effect with Franklin Mutual.

[Insert graphic of dollar signs and stacks of coins] DISTRIBUTIONS AND TAXES; YEAR 2000 PROBLEM

INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each fund intends to pay a dividend at least semiannually representing its net investment income. Capital gains, if any, may be distributed twice a year. The amount of these distributions will vary and there is no guarantee the funds will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the funds' distributions will vary. Please keep in mind that if you invest in a fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the funds' distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a fund or receive them in cash. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, a fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so. [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes paid by a fund that invests more than 50% of its assets in foreign securities may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a fund.

YEAR 2000 PROBLEM Each fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, a fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, a fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. A fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

Each fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, a fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[Insert graphic of a dollar bill]  FINANCIAL HIGHLIGHTS

This table presents the financial performance for the past five years or portion thereof. This information has been audited by Ernst & Young LLP.

MUTUAL BEACON FUND
CLASS Z                                         YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------
                                    1998     1997      1996      1995    1994
------------------------------------------------------------------------------

PER SHARE DATA 1 ($)

Net asset value, beginning of year   4.12     12.98    11.98     10.34   10.36
                                     -----------------------------------------

 Net investment income                .33        .31     .40       .29     .15

 Net realized and unrealized gains   (.01)      2.63    2.08      2.36     .43
                                     -----------------------------------------

Total from investment operations      .32       2.94    2.48      2.65     .58
                                      ----------------------------------------

Less distributions from:

 Net investment income               (.45)      (.54)   (.35)     (.28)   (.15)

 Net realized gains                  (.87)     (1.26)  (1.13)     (.73)   (.45)
                                     ------------------------------------------

Total distributions                 (1.32)     (1.80)  (1.48)    (1.01)   (.60)
                                     ------------------------------------------


Net asset value, end of year        13.12      14.12   12.98     11.98    10.34
                                    ===========================================

Total return (%)                     2.37      23.03   21.19    25.89      5.61

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year
 ($ x 1 million)                     4,031     5,679     4,920   3,573    2,060

Ratios to average net assets: (%)

 Expenses                             .76        .74     .73      .72       .75

 Expenses excluding waiver and
 payments by affiliate                .79        .77     .75      .72       .75

Net investment income                2.28       1.92    3.21     2.89      1.96

Portfolio turnover rate (%)         65.27      54.72   66.87    73.18     70.63

1. Per share amounts for all periods prior to December 31, 1996, have been restated to reflect a 3-for-1 stock split effective February 3, 1997.

MUTUAL QUALIFIED FUND
CLASS Z                                         YEAR ENDED DECEMBER 31,
                                    1998  1997  1996  1995  1994
-------------------------------------------------------------------------------
PER SHARE DATA1 ($)

Net asset value, beginning of year  18.19 16.24 14.87 13.34 13.50
                                    -----------------------------

 Net investment income                .43   .37   .47   .33   .22

 Net realized and unrealized gains   (.38) 3.62  2.62  3.17   .55
                                     ----------------------------

Total from investment operations      .05  3.99  3.09  3.50   .77
                                      ---------------------------

Less distributions from:

 Net investment income               (.45) (.64) (.43) (.33) (.21)

 Net realized gains                 (1.33)(1.40)(1.29)(1.64) (.72)
                                    ------------------------------

Total distributions                 (1.78)(2.04)(1.72)(1.97) (.93)
                                    ------------------------------

Net asset value, end of year        16.46 18.19 16.24 14.87 13.34
                                    =============================

Total return (%)                      .45 24.95 21.19 26.60  5.73

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year
 ($ x 1 million                    3,943 5,240 4,288  3,002    1,792

Ratios to average net assets: (%)

 Expenses                             .76   .75   .75   .72   .73

 Expenses excluding waiver and
 payments by affiliate                .79   .78   .78   .72   .73

 Net investment income               2.05  1.85  3.06  2.71  1.91

Portfolio turnover rate (%)         66.84 52.76 65.03 75.59 67.65

1. Per share amounts for all periods prior to December 31, 1996, have been restated to reflect a 2-for-1 stock split effective February 3, 1997.

MUTUAL SHARES FUND
CLASS Z                                         YEAR ENDED DECEMBER 31,
                                    1998  1997  1996  1995  1994
-----------------------------------------------------------------------------
PER SHARE DATA 1 ($)

Net asset value, beginning of year  21.30 18.57 17.29 15.74 16.19
                                    -----------------------------

 Net investment income                .53   .42   .55   .40   .27

 Net realized and unrealized gains   (.46) 4.43  2.96  4.10   .46
                                     ----------------------------

Total from investment operations      .07  4.85  3.51  4.50   .73
                                      ---------------------------

Less distributions from:

 Net investment income               (.53) (.54) (.50) (.39) (.27)

 Net realized gains                 (1.29)(1.58)(1.73)(2.56) (.91)
                                    ------------------------------

Total distributions                 (1.82)(2.12)(2.23)(2.95)(1.18)

Net asset value, end of year        19.55 21.30 18.57 17.29 15.74
                                    =============================

Total return (%)                      .45 26.44 20.76 29.11  4.53

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year
 ($ x 1 million)                   6,279 7,919 6,543 5,230  3,746

Ratios to average net assets: (%)

 Expenses                             .73   .72   .70   .69   .72

 Expenses excluding waiver and
 payments by affiliate                .77   .75   .72   .69   .72

 Net investment income               2.15  1.92  3.02  2.47  1.80

Portfolio turnover rate (%)         69.46 49.61 58.35 79.32 66.55

1. Per share amounts for all periods prior to December 31, 1996, have been restated to reflect a 5-for-1 stock split effective February 3, 1997.

MUTUAL DISCOVERY FUND
CLASS Z                                YEAR ENDED DECEMBER 31,
                                    1998  1997  1996  1995  1994
------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of year  18.89 17.18 15.16 12.55 13.05

 Net investment income                .38   .39   .34   .17   .15

 Net realized and unrealized gains   (.71) 3.49  3.39  3.40   .32

Total from investment operations     (.33) 3.88  3.73  3.57   .47

Less distributions:

 Net investment income               (.48) (.81) (.31) (.14) (.16)

 Net realized gains                  (.81)(1.36)(1.40) (.82) (.81)

Total distributions                 (1.29)(2.17)(1.71) (.96) (.97)

Net asset value, end of year        17.27 18.89 17.18 15.16 12.55

Total return (%)                    (1.90)22.94 24.93 28.63  3.62

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year
 ($ x 1 million)                   2,514 3,880 2,976 1,370   725

Ratios to average net assets: (%)

 Expenses                            1.00   .98   .96   .99   .99

 Expenses excluding waiver and
 payments by affiliate               1.03  1.00   .99   .99   .99

 Net investment income               1.81  1.82  2.24  2.00  1.64

Portfolio turnover rate (%)         83.57 58.15 80.18 73.23 72.70

MUTUAL FINANCIAL SERVICES FUND                YEAR ENDED
CLASS Z                                       DECEMBER 31,
                                             1998 2 1997 1
PER SHARE DATA ($)

Net asset value, beginning of year              12.27 10.00
                                                -----------

 Net investment income                            .24   .04

 Net realized and unrealized gains                .64  2.35
                                                  ---------

Total from investment operations                  .88  2.39
                                                  ---------

Less distributions from:

 Net investment income                           (.19) (.03)

 Net realized gains                              (.11) (.09)
                                                 -----------

Total distributions                              (.30) (.12)
                                                 -----------

Net asset value, end of year                    12.85 12.27
                                                ===========

Total return (%) 3                               7.08 23.92

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1000)           143,132  136,350

Ratios to average net assets: (%)

 Expenses                                        1.00  1.00 4

 Expenses excluding waiver and payments
 by affiliate                                    1.09  1.62 4

 Net investment income                           1.76  1.37 4

Portfolio turnover rate (%)                    136.76 42.26

1. For the period August 19, 1997 (effective date) to December 31, 1997.
2. Based on average weighted shares outstanding.
3. Total return is not annualized.
4. Annualized.

MUTUAL EUROPEAN FUND
CLASS Z                                    YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------
                                          1998  1997 2      1996 1
------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of year        12.60 11.39 10.00
                                          -----------------

 Net investment income                      .31   .33   .06

 Net realized and unrealized gains          .33  2.28  1.40
                                            ---------------

Total from investment operations            .64  2.61  1.46
                                            ---------------

Less distributions from:

 Net investment income                     (.34) (.84) (.05)

 Net realized gains                        (.36) (.56) (.02)
                                           -----------------

Total distributions                        (.70)(1.40) (.07)
                                           -----------------

Net asset value, end of year              12.54 12.60 11.39
                                          =================

Total return (%) 3                         4.74 23.16 14.61

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1 million)     484   547   450

Ratios to average net assets: (%)

 Expenses                                  1.05  1.02  1.09 4

 Expenses excluding waiver and
 payments by affiliate                     1.05  1.05  1.15 4

 Net investment income                     2.02  2.53  1.87 4

Portfolio turnover rate (%)               97.62 98.12 36.75

1. For the period July 3, 1996 (commencement of operations) to December 31,
1996.
2. Based on average weighted shares outstanding.
3. Total return is not annualized.
4. Annualized.

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"]  QUALIFIED INVESTORS

The following investors may qualify to buy Class Z shares of the funds.

o Existing shareholders of any Mutual Series fund on October 31, 1996, and their immediate family members residing at the same address

o Partnership shareholders who had an account in any Mutual Series fund on October 31, 1996, whether or not they are listed on the registration

o Corporate shareholders invested in any Mutual Series fund on October 31, 1996, using the same registration, or new companies of such corporate shareholders that have been reorganized into smaller, independent companies

o Shareholders who owned shares of any Mutual Series fund through a broker-dealer or service agent omnibus account on October 31, 1996

o Employees who owned shares of any Mutual Series fund through an employer-sponsored retirement plan on October 31, 1996, and who wish to open new individual Class Z accounts in their own names

o Qualified registered investment advisors or certified financial planners who have clients invested in any of the Mutual Series funds on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Franklin Templeton Distributors Inc. (Distributors)

The investors listed above may buy Class Z shares subject to the following minimum investment requirements:

MINIMUM INVESTMENTS
                                                   INITIAL           ADDITIONAL
------------------------------------------------------------------------------
Regular accounts                                   $1,000              $50
------------------------------------------------------------------------------
UGMA/UTMA accounts                                 $  100              $50
Retirement accounts
(other than IRAs, IRA
 rollovers, Education IRAs
------------------------------------------------------------------------------
 or Roth IRAs)                                    no minimum        no minimum
------------------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or Roth IRAs     $250              $50
------------------------------------------------------------------------------
Accounts with automatic investment plans            $ 50 ($25 for      $50
                                                 Education IRAs)
------------------------------------------------------------------------------

The following investors also may qualify to buy Class Z shares of the funds.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments:
   $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any of the Franklin Templeton Funds and $50 additional.

o Investors buying shares with redemption proceeds from a sale of Class Z shares if reinvested in the same class of shares within 365 days of the redemption date. Minimum investments: No initial minimum and $50 additional.

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition, or exchange

o offer or other business combination transaction. Minimum investments: No initial minimum and $50 additional.

o Accounts managed by the Franklin Templeton Group. Minimum investments: No initial minimum and $50 additional.

o The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments: No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or
   (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in the Franklin Templeton Funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in the Franklin Templeton Funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds. There are certain other requirements and the group must have a purpose other than buying fund shares without a sales charge.

Please note that Class Z shares of the funds are no longer available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may continue to invest in the funds' Class Z shares.

[Insert graphic of a paper with lines and someone writing]  BUYING SHARES

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES
                        OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
[Insert graphic of
hands shaking]          Contact your investment Contact your investment
                        representative          representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
------------------------------------------------------------------------------
[Insert graphic of      Make your check payable Make your check payable
envelope]               to the fund.            to the fund. Include
                                                your account number
BY MAIL                 Mail the check and      on the check.
                        your  signed
                        application to Investor Fill out the deposit
                        Services.               slip from your account
                                                statement. If you do
                                                not have a slip,include
                                                a note with your name, the
                                                fund name, and your account
                                                number.

                                                Mail the check and deposit
                                                slip or note to Investor
                                                Services.

------------------------------------------------------------------------------
[Insert graphic of      close of the New York   As long as your transaction
a phone]                Stock Exchange,         is for $1,000 or more and
                        whichever is            is for an account with an
BY PHONE                earlier.                existing balance equal to at
1-800/448-FUND                                  least one-half of the
                        This option is not      purchase amount, you
Call before 1:00 p.m.   available to open       can add to your account
Pacific time or the     an account.             by phone.

                                                Before requesting a telephone
                                                purchase, please make sure we
                                                have your bank account
                                                information on file. If we do
                                                not have this information,
                                                you will need to send written
                                                instructions with your bank's
                                                name and address, your bank
                                                account number, and the ABA
                                                routing number.

------------------------------------------------------------------------------
[Insert graphic of      Call Shareholder        Call Shareholder Services
two arrows pointing     Services at the         at the number below,
in opposite             number below, or        or send signed written
directions]             send signed written     instructions. (Please see
                        instructions. (Please   page 54 for information
BY EXCHANGE             see page 54 for         on exchanges.)
                        information on
                        exchanges.)

------------------------------------------------------------------------------

            FRANKLIN TEMPLETON INVESTOR SERVICES, P.O. BOX 997151,
                          SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of a person with a headset]  INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a fund in an existing account in the same share class of the fund or in Advisor Class or Class A shares of another Franklin Templeton Fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton Fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton Fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or 1application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares within Class Z, or for Advisor Class shares of another Franklin Templeton Fund if you otherwise qualify to buy that fund's Advisor Class. You also may exchange your Class Z shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* if you otherwise qualify to buy Advisor Class shares of the Franklin Templeton Funds.

Shareholders of record on October 31, 1996, and others who do not qualify to buy Class A shares of Franklin Templeton Funds without sales charges, also may exchange their Class Z shares for Class A shares of other Franklin Templeton Funds without any sales charges.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund or Templeton Growth Fund, but you qualify to buy Advisor Class shares of other Franklin Templeton Funds, you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page 59).

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class or Class Z, you may exchange your Class A shares for Advisor Class or Class Z shares if you otherwise qualify to buy the fund's Advisor Class or Class Z shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate]  SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the funds we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares

o  you want your proceeds paid to someone who is not a registered owner

o  you want to send your proceeds somewhere other     than the address of
   record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the funds against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.

SELLING SHARES
------------------------------------------------------------------------------
                              TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------------------
[Insert graphic
of hands shaking]
                              Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
------------------------------------------------------------------------------
[Insert graphic of            Send written instructions and endorsed
envelope]                     share certificates (if you hold share
                              certificates) to Investor Services.
BY MAIL                       Corporate, partnership or trust accounts may
                              need to send additional documents.

                              Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                              A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

------------------------------------------------------------------------------
[Insert graphic of phone]     As long as your transaction is for $100,000 or
                              less, you do not hold share certificates and you
BY PHONE                      have not changed your address by phone within
                              the last 15 days , you can sell your shares by phone.
1-800/632-2301

                              A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

------------------------------------------------------------------------------
[Insert graphic of three      You can call or write to have redemption
lightning bolts]              proceeds of $1,000 or more wired to a bank or
                              escrow account. See the policies above for selling shares by mail or phone.
BY WIRE
                              Before requesting a bank wire, please make sure we have your bank account information on file.
                              If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                              Requests received in proper form by 1:00 p.m. pacific time will be wired the next business day.

------------------------------------------------------------------------------
[Insert graphic of two        Call Shareholder Services at the number
arrows pointing in opposite   below, or send signed written instructions. See
directions]                   the policies above for selling shares by mail or
                              phone.
BY EXCHANGE

Obtain a current prospectus   If you hold share certificates, you will need
for the fund you are          to return them to the fund before your
considering.                  exchange can be processed.

------------------------------------------------------------------------------

            FRANKLIN TEMPLETON INVESTOR SERVICES, P.O. BOX 997151,
                          SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen]  ACCOUNT POLICIES

CALCULATING SHARE PRICE  Each fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The NAV for Class Z is calculated by dividing its net assets by the number of its shares outstanding.

The funds' assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You also will receive the funds' financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The funds do not allow investments by market timers. You will be considered a market timer if you have (i) requested an exchange out of a fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of a fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of a fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the funds maintain additional policies and reserve certain rights, including:

o The funds may refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the funds may change their investment minimums or waive or lower their minimums for certain purchases.

o The funds may modify or discontinue the exchange privilege on 60 days' notice.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, each fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Class Z shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark]  QUESTIONS

If you have any questions about the funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                            HOURS (PACIFIC TIME,
DEPARTMENT NAME          TELEPHONE NUMBER   MONDAY THROUGH FRIDAY)

Shareholder Services     1-800/632-2301     5:30 a.m. to 5:00 p.m.
                                            6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information         1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)   6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services 1-800/527-2020     5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040     5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563     6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637     5:30 a.m. to 5:00 p.m.

FOR MORE INFORMATION

You can learn more about each fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com

You can also obtain information about each fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.






Investment Company Act file #811-5387                            MS PA 05/99


FRANKLIN MUTUAL
SERIES FUND INC.

MUTUAL BEACON FUND
MUTUAL FINANCIAL SERVICES FUND
MUTUAL QUALIFIED FUND
MUTUAL SHARES FUND
MUTUAL DISCOVERY FUND
MUTUAL EUROPEAN FUND

CLASS A, B & C

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 1999

P.O. BOX 33030
ST.PETERSBURG, FL 33733-8030  1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the funds' prospectus. The funds' prospectus, dated May 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in a fund. You should read this SAI together with the funds' prospectus.

The audited financial statements and auditor's report in the Franklin Mutual Series Fund Inc.'s (Mutual Series) Annual Report to Shareholders, for the fiscal year ended December 31, 1998, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call
1-800/DIAL BEN (1-800/342-5236).

CONTENTS
Goals and Strategies ...........................      2
Risks ..........................................     12
Officers and Directors .........................     17
Management and Other Services ..................     19
Portfolio Transactions .........................     21
Distributions and Taxes ........................     22
Organization, Voting Rights
 and Principal Holders .........................     24
Buying and Selling Shares ......................     25
Pricing Shares .................................     31
The Underwriter ................................     32
Performance ....................................     34
Miscellaneous Information ......................     36

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------

GOALS AND STRATEGIES
------------------------------------------------------------------------------

The principal investment goal of Beacon, Financial Services, Qualified, Shares, and European is capital appreciation, which occasionally may be short-term. Their secondary goal is income. The principal investment goal of Discovery is long-term capital appreciation. Discovery does not have a secondary investment goal. These goals are fundamental, which means they may not be changed without shareholder approval.

The funds may invest in equity securities, debt securities and securities convertible into common stock (including convertible preferred and convertible debt securities) (convertible securities). There are no limitations on the percentage of a fund's assets which may be invested in equity securities, debt securities, convertible securities or cash equivalent investments. The funds reserve freedom of action to invest in these securities in such proportions as the manager deems advisable. In addition, the funds may also invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.

The general investment policy of each fund is to invest in securities if, in the opinion of the manager, they are available at prices less than their intrinsic value, as determined by the manager after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. The relationship of a security's "book value to market value" is an analysis of the difference between the price at which a security is trading in the market, as compared to the value of that security based upon an analysis of certain information contained in a company's financial statements. Cash flow analysis considers the inflow and outflow of money into and out of a company. An analysis of "multiples of earnings of comparable securities" involves a review of the market values of comparable companies as compared to their earnings, and then comparing the results of this review with a comparison of the earnings of the company in question with its market value. The manager examines each security separately and does not apply these factors according to any predetermined formula. The manager has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be excluded as unsuitable for purchase by a fund.

While Beacon, Qualified, Shares, Discovery and European have identical basic investment restrictions and Beacon, Financial Services, Qualified, Shares, and European have identical investment goals, the manager seeks to retain certain historical differences among the funds on an informal basis.

The funds may invest in securities of companies of any size, however, due to the relatively large size of Beacon, Qualified and Shares, these funds have generally invested in larger and medium size companies with large trading volumes and market capitalizations in excess of $1.5 billion. Discovery, Financial Services and European, on the other hand, tend to invest proportionately more of their assets in smaller size companies than the other funds. Discovery may also invest more than 50% of its assets in foreign securities.

Generally, Financial Services and European utilize the same investment philosophy as the other funds, but Financial Services will do so by investing in securities of financial services companies and European will do so by investing primarily in European securities.

Qualified was originally intended for purchase by pension and profit sharing plans and other non-tax paying entities. Therefore, its portfolio was intended to have greater flexibility due to the reduced concerns about the tax effects on shareholders. The manager expects that the securities it will purchase for Qualified will satisfy this goal, depending on market conditions and any changes in tax law. Currently, however, Qualified operates in the same fashion as Beacon and Shares. Allocation of investments among the funds depends upon, among other things, the amount of cash in, and relative size of, each fund's portfolio. In addition, the factors outlined above are not mutually exclusive and a particular security may be owned by more than one fund.

The funds may invest in any industry although no fund will concentrate its investments in any industry except Financial Services. Financial Services will concentrate its investments in the financial services industry by investing more than 25% of the value of its assets in securities of financial services companies. Financial Services' concentration policy may not be changed without the approval of Financial Services' shareholders.

The funds may invest in securities that are traded on U.S. or foreign securities exchanges, the National Association of Securities Dealers Automated Quotation System (NASDAQ) national market system or in any domestic or foreign over-the-counter (OTC) market. U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities. A securities exchange brings together buyers and sellers of the same securities. The NASDAQ national market system also brings together buyers and sellers of the same securities through an electronic medium which facilitates a sale and purchase of the security. Typically, the companies whose securities are traded on the NASDAQ national market system are smaller than the companies whose securities are traded on a securities exchange. The OTC market refers to all other avenues whereby brokers bring together buyers and sellers of securities.

The following is a description of the various types of securities the funds may buy.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. The public trading market for these shares is typically a stock exchange but can also be a market which arises between broker-dealers seeking buyers and sellers of a particular security. Equity securities generally are either common stock or preferred stock. Preferred stockholders usually receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well.

DEBT SECURITIES are securities issued by a company which represent a loan of money by the purchaser of the securities to the company. A debt security has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While debt securities are used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities may also increase or decrease in value depending upon factors such as interest rate movements and the success or lack of success of a company.

The funds may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments. Bonds and notes differ in the length of the issuer's repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.

The debt securities which the funds may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor's Corporation (S&P) or Moody's Investors Service, Inc. (Moody's). Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness. Each fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's. Generally, lower rated and unrated debt securities are riskier investments. Debt securities rated BBB or lower by S&P or Moody's are considered to be high yield, high risk debt securities, commonly known as "junk bonds." The lowest rating category established by Moody's is "C" and by S&P is "D." Debt securities with a D rating are in default as to the payment of principal and interest, which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders. The funds may invest to an unlimited degree in junk bonds.

The funds will generally invest in debt securities under circumstances similar to those under which they will invest in equity securities; namely, when, in the manager's opinion, such debt securities are available at prices less than their intrinsic value. Investing in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security's rating is given less emphasis in the manager's investment decision-making process. Historically, the funds have invested in debt securities issued by domestic or foreign companies (i) which are involved in mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings, and (ii) that are distressed companies or in bankruptcy (Reorganizing Companies), because such securities often are available at less than their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, these debt securities typically rank senior to the equity securities of Reorganizing Companies and may offer the potential for certain investment opportunities.

CONVERTIBLE SECURITIES are debt securities, or in some cases preferred stock, which have the additional feature of converting into, or being exchanged for, common stock of a company after certain periods of time or under certain circumstances. Holders of convertible securities gain the benefits of being a debt holder or preferred stockholder and receiving regular interest payments, in the case of debt securities, or higher dividends, in the case of preferred stock, with the expectation of becoming a common stockholder in the future. A convertible security's value usually reflects changes in the company's underlying common stock value.

CASH EQUIVALENT INVESTMENTS are investments in certain types of short-term debt securities. A fund making a cash equivalent investment expects to earn interest at prevailing market rates on the amount invested and there is little, if any, risk of loss of the original amount invested. The funds' cash equivalent investments are typically made in U.S. Treasury bills and high-quality commercial paper issued by banks or others. U.S. Treasury bills are direct obligations of the U.S. government and have initial maturities of one year or less. Commercial paper consists of short-term debt securities issued by a bank or other financial institution which carry fixed or floating interest rates. A fixed interest rate means that interest is paid on the investment at the same rate for the life of the security. A floating interest rate means that the interest rate varies as interest rates on newly issued securities in the marketplace vary.

NON-U.S. SECURITIES The funds may purchase securities of non-U.S. issuers whose values are quoted and traded in any currency in addition to the U.S. dollar. Where a security's value is quoted and traded in a non-U.S. dollar currency, the funds bear the risk of a decrease (or gain the benefit of an increase) in the value of the security as a result of changes in the value of the currency as compared to the U.S. dollar in addition to typical market price movements related to certain trading markets or the financial strength or weakness of the security's issuer. In order to avoid these unexpected fluctuations in value as a result of relative currency values, the funds expect to employ an investment technique called "hedging," which attempts to reduce or eliminate changes in a security's value resulting from changing currency exchange rates. Hedging is further described below.

DEPOSITARY RECEIPTS Each fund may invest in securities commonly known as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts of non-U.S. issuers. Such depositary receipts are interests in a pool of a non-U.S. company's securities which have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depository receipts. Depository receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the under-lying security.

TEMPORARY INVESTMENTS The manager typically keeps a portion of the assets of each fund invested in short-term debt securities although it may choose not to do so when circumstances dictate. These temporary investments permit the funds to react quickly to market movements. The funds also may make temporary investments while awaiting the accumulation of additional monies to make larger investments. Temporary investments tend to be less risky and less subject to fluctuations due to general market conditions than other investments.

SECURITIES OF REORGANIZING COMPANIES AND COMPANIES SUBJECT TO TENDER OR EXCHANGE OFFERS The funds also seek to invest in the securities of Reorganizing Companies, or of companies as to which there exist outstanding tender or exchange offers. The funds may from time to time participate in such tender or exchange offers. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which each fund may invest in Reorganizing Companies, no fund presently anticipates committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the funds' investments in Reorganizing Companies may include Indebtedness, Participations and Trade Claims, as further described below.

INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS From time to time, the funds may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations) including Indebtedness and Participations of Reorganizing Companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by a fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The funds purchase loans from national and state chartered banks as well as foreign banks. The funds normally invest in the Indebtedness of a company which Indebtedness has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. The funds may also purchase trade claims and other direct obligations or claims (Trade Claims) of Reorganizing Companies. Indebtedness, Participations and Trade Claims may be illiquid as described below.

ILLIQUID SECURITIES An illiquid security is a security that cannot be sold within seven days in the normal course of business for approximately the amount at which a fund has valued the security and carries such value on its financial statements. Examples of illiquid securities are most restricted securities, and repurchase agreements which terminate more than seven days from their initial purchase date, as further described below. The funds may not purchase an illiquid security if, at the time of purchase, the fund would have more than 15% of its net assets invested in such securities.

RULE 144A SECURITIES The funds may invest in certain unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the Board has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the funds may be deemed to be liquid.

SHORT SALES Each fund may make short sales of securities. There are two types of short sale transactions in which the funds may engage, "naked short sales" and "short sales against the box." In a naked short sale transaction, the fund sells a security it does not own in anticipation that the market price of that security will decline. Each fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When a fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer or the fund's custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The fund will also be required to deposit similar collateral with its custodian bank to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. In some circumstances, the fund may receive the security in connection with a reorganization and, consequently, need not buy the security to be returned to the borrower.

The funds may also engage in "short sales against the box." In a short sale against the box, at the time of the sale, the fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In replacing the borrowed securities in the transaction, the fund may either buy securities in the open market or use those in its portfolio.

Each fund may engage in naked short sale transactions only if, after giving effect to such sales, the market value of all securities sold short does not exceed 5% of the value of its total assets or the fund's aggregate short sales of a particular class of securities does not exceed 25% of the outstanding securities of that class. The funds may sell securities short against the box without limit.

MORTGAGE-BACKED SECURITIES Each fund may invest in securities representing interests in an underlying pool of real estate mortgages (mortgage-backed securities). The mortgage-backed securities which the funds may purchase may be issued or guaranteed by the U.S. government, certain U.S. government agencies or certain government sponsored corporations or organizations or by certain private, non-government corporations, such as banks and other financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

CMOs are debt securities issued by the entities listed above. The payment of interest on the debt securities depends upon the scheduled payments on the underlying mortgages and, thus, the CMOs are said to be "collateralized" by the pool of mortgages. CMOs are issued in a number of classes or series with different maturities. The classes or series are paid off completely in sequence as the underlying mortgages are repaid. Certain of these securities may have variable interest rates which adjust as interest rates in the securities market generally rise or fall. Other CMOs may be stripped, which means that only the principal or interest feature of the underlying security is passed through to the fund.

REMICs, which were authorized under certain tax laws, are private entities formed for the purpose of holding a fixed pool of mortgages. The mortgages are backed by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Certain of these private-backed securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

DISTRESSED MORTGAGE OBLIGATIONS The funds may also invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, a fund steps into the shoes of the lender from a risk point of view.

REAL ESTATE INVESTMENT TRUST (REIT) INVESTMENTS The funds' equity investments may include investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

INVESTMENT COMPANY SECURITIES Each fund may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Such laws generally restrict a fund's purchase of another investment company's securities to three percent (3%) of the other investment company's securities, no more than five percent (5%) of the fund's assets in any single investment company's securities and no more than ten percent (10%) of the fund's assets in all investment company securities.

REPURCHASE AGREEMENTS Each fund may invest up to 10% of its assets in repurchase agreements, including tri-party repurchase agreements, with domestic banks or broker-dealers. In a repurchase agreement transaction, a fund purchases a U.S. government security from a bank or broker-dealer. The agreement provides that the security must be sold back to the bank or broker-dealer at an agreed-upon price and date.

Repurchase agreements are considered loans by the funds and are collateralized by the underlying securities and, therefore, must be fully collateralized at all times. The bank or broker-dealer must transfer to the fund's custodian bank securities with an initial value, including any earned but unpaid interest, equal to at least 100% of the dollar amount invested by the fund in each repurchase agreement. The value of the underlying U.S. government securities is determined daily so that there is on deposit with the fund's custodian bank at least 100% of the value of the repurchase agreement. In a tri-party repurchase agreement, the collateral is maintained at the bank or broker-dealer's custodian bank, instead of the fund's custodian bank. The manager will monitor the creditworthiness of the other party.

HEDGING AND INCOME TRANSACTIONS The funds may use various hedging strategies. Hedging is a technique designed to reduce a potential loss to a fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements. The hedging strategies that the funds may use are also used by many mutual funds and other institutional investors. When pursuing these hedging strategies, the funds will primarily engage in forward foreign currency exchange contracts. However, the funds may also engage in the following currency transactions: currency futures contracts; currency swaps; or options on currencies or currency futures. The funds may also engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial futures contracts and options on financial futures contracts (collectively, all of the above are called Hedging Transactions).

Some examples of situations in which Hedging Transactions may be used are:
(i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect a fund's gains in the value of portfolio securities which have not yet been sold; (iii) to facilitate the sale of certain securities for investment purposes; and (iv) as a temporary substitute for purchasing or selling particular securities.

Any combination of Hedging Transactions may be used at any time as determined by the manager. Use of any Hedging Transaction is a function of numerous variables, including market conditions and the investment manager's expertise in utilizing such techniques. The ability of a fund to utilize Hedging Transactions successfully cannot be assured. The funds will comply with applicable regulatory requirements when implementing these strategies, including the establishment of certain isolated accounts at the fund's custodian bank. Hedging Transactions involving financial futures and options on futures will be purchased, sold or entered into generally for bona fide hedging, risk management or portfolio management purposes.

The various techniques described above as Hedging Transactions may also be used by the funds for non-hedging purposes. For example, these techniques may be used to produce income to a fund where the fund's participation in the transaction involves the payment of a premium to the fund. A fund may also use a hedging technique if the manager has a view about the fluctuation of certain indices, currencies or economic or market changes such as a reduction in interest rates. No more than 5% of a fund's assets will be exposed to risks of such types of instruments when entered into for non-hedging purposes.

CURRENCY TRANSACTIONS Each fund will engage in currency transactions with securities dealers, financial institutions or other parties (each a Counterparty and collectively, Counterparties) in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward foreign currency exchange contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps.

A forward foreign currency exchange contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

A fund will usually enter into swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent these swaps are entered into for good faith hedging purposes, the manager and the funds believe such obligations are not senior securities under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to a fund's borrowing restrictions. The funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or are determined to be of equivalent credit quality by the manager. If there is a default by the Counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The funds will limit their dealings in forward foreign currency exchange contracts and other currency transactions such as futures, options, options on futures and swaps to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income from portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund will not enter into a transaction to hedge currency exposure if the fund's exposure, after netting all transactions intended to wholly or partially offset other transactions, is greater than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in, or whose value is based on, that foreign currency or currently convertible into such currency other than with respect to proxy hedging, which is described below.

Each fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has, or in which the fund expects to have, portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the fund's securities denominated in linked currencies. For example, if the manager considers the Austrian schilling to be linked to the German deutsche mark (the D-mark), and a fund holds securities denominated in schillings and the manager believes that the value of schillings will decline against the U.S. dollar, the manager may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.

OPTIONS Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of fund assets in special accounts, as described below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each fund is authorized to purchase and sell exchange-listed options and over-the-counter options (OTC options). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but the discussion is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to Counterparties through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are negotiated by the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. The funds expect to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The funds will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from S&P or "P-l" from Moody's, an equivalent rating from any NRSRO or which the manager determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the fund's limitations on investments in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale of put options can also provide income.

Each fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the funds must be "covered" (i.e., the fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by the fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

Each fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of the fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the fund may be required to buy the underlying security at a disadvantageous price above the market price.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES The funds may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, instead of settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

FUTURES The funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The funds' use of financial futures and options on financial futures will be consistent with applicable regulatory requirements and, in particular, the rules of the Commodity Futures Trading Commission and such transactions will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract, requires a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

A fund will only enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would not exceed 5% of the fund's total current asset value; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

COMBINED TRANSACTIONS The funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and currency transactions (each individually a Transaction and collectively in combinations of two or more, Combined Transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the manager, it is in the best interests of the fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS Many Hedging Transactions, in addition to other requirements, require that the funds segregate liquid assets with their custodian bank to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian bank. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires the fund to segregate liquid assets equal to the exercise price.

A currency contract which obligates a fund to buy or sell currency will generally require the fund to hold an amount of the currency or liquid securities denominated in that currency equal to the fund's obligations or to segregate liquid assets equal to the amount of the fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the funds, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The funds may also enter into offsetting transactions so that a combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

LOANS OF SECURITIES Each fund may also lend its portfolio securities to banks or broker-dealers in order to realize additional income which the fund receives as a loan premium. If a fund lends portfolio securities, for each loan the fund must receive in return securities with a value at least equal to 100% of the current market value of the loaned securities. No fund presently anticipates loaning more than 5% of its respective portfolio securities.

BORROWING While the funds are permitted to borrow under certain circumstances, as described in "Investment restrictions" below, under no circumstances will a fund make additional investments while any amounts borrowed exceed 5% of the fund's total assets.

SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY Certain provisions of the federal securities laws permit investment portfolios, including Financial Services, to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security a fund may purchase.

Each fund, including Financial Services, may also purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, if the following conditions are met: (1) immediately after the purchase of any securities issuer's equity and debt securities, the purchase cannot cause more than 5% of the fund's total assets to be invested in securities of that securities issuer; (2) immediately after a purchase of equity securities of a securities issuer, a fund may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, a fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations are applicable at the time of purchase as well as the issuer's gross revenue test. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above;
(ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; (v) the acquisition of demand features or guarantees (puts) under certain circumstances.

The funds also are not permitted to acquire any security issued by the manager or any affiliated company (including Franklin Resources) that is a securities-related business. The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, the funds are generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if such fund and any company controlled by such fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

Generally, the policies and restrictions discussed here apply when a fund makes an investment. In most cases, a fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

INVESTMENT RESTRICTIONS Each fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Each fund may not:

1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the series would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded.

3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act, which is currently 331/3% of total assets (plus 5% for emergency or other short-term purposes) from banks on a temporary basis from time to time to provide greater liquidity for redemptions or for special circumstances.

4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry and except that Financial Services will invest more than 25% of its assets in the financial services industry).

5. Act as an underwriter except to the extent the series may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such series would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such series' total assets may be invested without regard to such 5% and 10% limitations.

7. Except as may be described in the Prospectus, engage in short sales, purchase securities on margin or maintain a net short position.

If a bankruptcy or other extraordinary event occurs concerning a particular security a fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

The term Prospectus as referenced in restriction 7 includes the Statement of Additional Information.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

RISKS
------------------------------------------------------------------------------

The value of your shares will increase as the value of the securities owned by the fund increases and will decrease as the value of the fund's investments decreases. In this way, you participate in any change in the value of the securities owned by the fund. In addition to the factors that affect the value of any particular security that the fund owns, the value of fund shares may also change with movements in the stock market as a whole.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES The funds have historically invested in securities of distressed issuers when the intrinsic values of such securities have, in the opinion of the manager, warranted such investment. The funds may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appears adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories. Companies issuing lower rated higher yielding debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume. These securities may be worthless and the fund could lose its entire investment.

Corporate debt securities which are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing. The funds will also invest in unrated securities. The funds will rely on the manager's judgment, analysis and experience in evaluating such debt securities. In this evaluation, the manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. The manager may also consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the manager monitors the issuers of corporate debt securities held in the funds' portfolios. The credit rating assigned to a security is a factor considered by the manager in selecting a security for a fund, but the intrinsic value in light of market conditions and the manager's analysis of the fundamental values underlying the issuer are of at least equal significance. Because of the nature of medium and lower rated corporate debt securities, achievement by each fund of its investment objective when investing in such securities is dependent on the credit analysis of the manager. If the funds purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a fund's portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in a fund's portfolio and thus could have an effect on the net asset value of the fund if other types of securities did not show offsetting changes in values. The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in a fund failing to qualify as a pass-through entity under the Internal Revenue Code of 1986, as amended (Code). Investment in such securities also involves certain other tax considerations.

The manager values the funds' investments pursuant to guidelines adopted and periodically reviewed by the Board. To the extent that there is no established retail market for some of the medium or lower grade or unrated corporate debt securities in which the funds may invest, there may be thin or no trading in such securities and the ability of the manager to accurately value such securities may be adversely affected. Further, it may be more difficult for a fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade and unrated corporate debt securities held in a fund's portfolio, the responsibility of the manager to value the fund's securities becomes more difficult and the manager's judgment may play a greater role in the valuation of the fund's securities due to a reduced availability of reliable objective data. To the extent that a fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Also, a fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A of the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines.

NON-U.S. SECURITIES Investments in securities of non-U.S. issuers involve certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include: fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social and economic developments in the foreign country where the security is issued or where the issuer of the security is located; and the possible imposition by a foreign government of limits on the ability of a fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; or the imposition of other foreign laws or restrictions. Since each fund may invest in securities issued, traded or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in a fund's portfolio. The manager generally attempts to reduce such risk, known as "currency risk," by using Hedging Transactions. In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies which a fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring the fund to pay significant amounts, if not all, of the value of the fund's investment to the foreign country's taxing authority. Diplomatic developments means that because of certain actions occurring within a foreign country, such as significant civil rights violations or because of the United States' actions during a time of crisis in the particular country, all communications and other official governmental relations between the country and the United States could be severed. This could result in the abandonment of any U.S. investors', such as the funds', money in the particular country, with no ability to have the money returned to the United States.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities, on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each fund's foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals. The funds may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

DEPOSITARY RECEIPTS Receipts of non-U.S. issuers may have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Holders of unsponsored depositary receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

144A SECURITIES Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities which have been registered with the SEC for sale.

SHORT SALES Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when a fund replaces the borrowed security by buying the security in the securities markets, the fund may pay more for the security than it has received from the purchaser in the short sale. A fund may, however, profit from a change in the value of the security sold short, if the price decreases.

DISTRESSED MORTGAGE OBLIGATIONS Unlike mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, a fund could become part owner of such real estate. As an owner, a fund would bear any costs associated with owning and disposing of the real estate, and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that a fund would be able profitably to dispose of properties in foreclosure.

REAL ESTATE-RELATED INVESTMENTS The funds' investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

INVESTMENT COMPANY SECURITIES Investors should recognize that a fund's purchase of the securities of investment companies results in layering of expenses. This layering may occur because investors in any investment company, such as a fund, indirectly bear a proportionate share of the expenses of the investment company, including operating costs, and investment advisory and administrative fees.

REPURCHASE AGREEMENTS AND LOANS OF SECURITIES Repurchase agreements and loans of portfolio securities involve some credit risk to the funds. If the other party defaults on its obligations, a fund could be delayed or prevented from receiving payment or recovering its collateral. Even if the fund recovers the collateral in such a situation, the fund may receive less than its purchase price upon resale.

HEDGING TRANSACTIONS Hedging Transactions, whether entered into as a hedge or for gain, have risks associated with them. The three most significant risks associated with Hedging Transactions are: (i) possible default by the other party to the transaction; (ii) illiquidity; and (iii) to the extent the manager's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may (i) result in losses to a fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the fund can realize on its investments,
(iv) increase the cost of holding a security and reduce the returns on securities or (v) cause a fund to hold a security it might otherwise sell.

Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken. As compared to options contracts, futures contracts create greater ongoing potential financial risks to a fund because the fund is required to make ongoing monetary deposits with futures brokers. Losses resulting from the use of Hedging Transactions can reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into Hedging Transactions may also reduce a fund's total return to investors.

RISKS OF HEDGING TRANSACTIONS OUTSIDE THE U.S. When conducted outside the U.S., Hedging Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exer-
cise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

CURRENCY TRANSACTIONS Currency transactions are subject to risks different from those of other portfolio transactions. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree, or in a direction, that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the fund is engaging in proxy hedging. If a fund enters into a currency Hedging Transaction, the fund will comply with the asset segregation requirements described above.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The use of currency transactions can also result in a fund incurring losses due to the inability of foreign securities transactions to be completed with the security being delivered to the fund. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

EURO RISK. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

COMBINED TRANSACTIONS Although Combined Transactions are normally entered into based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

TAX Each fund's investments in options, futures, and forward contracts, including foreign currency exchange options and futures, foreign securities and other complex securities are subject to special tax rules that may affect the amount, timing or character of the income earned by the fund and distributed to you. Each fund may also be subject to withholding taxes on earnings from certain of its foreign securities.

SMALLER COMPANIES The funds may invest in securities issued by smaller companies. Historically, smaller companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

PORTFOLIO TURNOVER Financial Services commenced operations on 8/19/97. The portfolio turnover rate for Financial Services for the fund's initial fiscal period ended 12/31/97 was 42.26%, while the portfolio turnover rate for the fund's fiscal year ended 12/31/98 was 136.67%. This variation in portfolio turnover rates for 1997 and 1998 is primarily due to the fund's partial period of portfolio trading activity in 1997. Generally, the higher a fund's portfolio turnover rate the higher the transaction costs and brokerage expenses. This may also generate a higher level of capital gains.

OFFICERS AND DIRECTORS
------------------------------------------------------------------------------

Mutual Series has a board of directors. The board is responsible for the overall management of the funds, including general supervision and review of each fund's investment activities. The board, in turn, elects the officers of Mutual Series who are responsible for administering each fund's day-to-day operations. The board also monitors each fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Mutual Series, and principal occupations during the past five years are shown below.

Edward I. Altman, Ph.D. (57)
New York University
44 West 4th Street, New York, NY 10012
DIRECTOR

Max L. Heine Professor of Financing and Vice Director, NYU Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; and financial consultant.

Ann Torre Grant (41)
3100 N. Dinwiddie Street, Arlington, VA 22207-2767
DIRECTOR

Independent Director, SLM Holding Corporation (Sallie Mae), Manor Care Realty, Inc. (nursing care companies) and Condor Technology Solutions, Inc. (information technology consulting); independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997) and Vice President and Treasurer, U.S. Air (until 1995).

Andrew H. Hines, Jr. (76)
150 2nd Avenue N., St. Petersburg, FL 33701
DIRECTOR

Consultant, Triangle Consulting Group; Executive-in-Residence, Eckerd College (1991-present); director or trustee, as the case may be, of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman and Director, Precise Power Corporation (1990-1997), Director, Checkers Drive-In Restaurant, Inc. (1994-1997), and Chairman of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.

*Peter A. Langerman (43)
51 John F. Kennedy Pkwy., Short Hills, NJ 07078
PRESIDENT AND DIRECTOR

President and Chief Executive Officer, Franklin Mutual Advisers, LLC; Director, Sunbeam Corporation (durable products) and Canary Wharf Group, PLC (real estate development); Manager (Director), MB Motori, L.L.C. and MWCR, L.L.C.; and FORMERLY, Director, Lancer Industries (industrial holding company) and employee, Heine Securities Corporation (1986-1996).

*William J. Lippman (74)
One Parker Plaza, 16th Floor, Fort Lee, NJ 07024
DIRECTOR

Senior Vice President, Franklin Resources, Inc. and Franklin Management, Inc.; President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of six of the investment companies in the Franklin Templeton Group of Funds.

Bruce A. MacPherson (69)
1 Pequot Way, Canton, MA 02021
DIRECTOR

Chairman, A.A. MacPherson, Inc. Boston, MA (representative for electrical manufacturers).

Fred R. Millsaps (70)
2665 NE 37th Drive, Fort Lauderdale, FL 33308
DIRECTOR

Manager of personal investments (1978-present); director of various business and nonprofit organizations; director or trustee, as the case may be, of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978), Financial Vice President, Florida Power and Light (1965-1969), and Vice President, Federal Reserve Bank of Atlanta (1958-1965).

*Michael F. Price (47)
51 John F. Kennedy Pkwy., Short Hills, NJ 07078
CHAIRMAN OF THE BOARD AND DIRECTOR

Chairman, Franklin Mutual Advisers, LLC; Director and majority owner, Compliance Solutions, Inc. (developer of compliance monitoring software for money managers); Director and owner, Clearwater Securities, Inc. (formerly a registered securities dealer); Director, Canary Wharf Group, PLC (real estate development); and FORMERLY, President, Chief Executive Officer and Director, Heine Securities Corporation (1987-1996).

Charles Rubens II (69)
18 Park Road, Scarsdale, NY 10583
DIRECTOR

Private investor; and trustee of three of the investment companies in the Franklin Templeton Group of Funds.

Leonard Rubin (73)
2460 Lemoine Ave., 3rd Floor, Fort Lee, NJ 07024
DIRECTOR

Partner in LDR Equities, LLC (manages various personal investments); Vice President, Trimtex Co., Inc. (manufactures and markets specialty fabrics); director or trustee, as the case may be, of three of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman of the Board, Carolace Embroidery Co., Inc. and President, F.N.C. Textiles, Inc.

Vaughn R. Sturtevant, M.D. (75)
6 Noyes Avenue, Waterville, ME 04901
DIRECTOR

Practicing physician.

Robert E. Wade (53)
225 Hardwick Street, Belvidere, NJ 07823
DIRECTOR

Practicing attorney.

Jeffrey A. Altman (32)
51 John F. Kennedy Pkwy., Short Hills, NJ 07078
VICE PRESIDENT

Senior Vice President, Franklin Mutual Advisers, LLC; Manager (Director), MB Metropolis, L.L.C., MB Motori, L.L.C. and MWCR, L.L.C.; Trustee, Resurgence Properties, Inc. (real estate investment); Director, Capital Trust (real estate financial services); and FORMERLY, employee, Heine Securities Corporation (1988-1996).

James R. Baio (45)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
TREASURER AND CHIEF FINANCIAL OFFICER

Certified Public Accountant; Senior Vice President, Templeton Worldwide, Inc., Templeton Global Investors, Inc. and Templeton Funds Trust Company; officer of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Senior Tax Manager, Ernst & Young (certified public accountants) (1977-1989).

Robert L. Friedman (39)
51 John F. Kennedy Pkwy., Short Hills, NJ 07078
VICE PRESIDENT

Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and FORMERLY, employee, Heine Securities Corporation (1988-1996).

Raymond Garea (49)
51 John F. Kennedy Pkwy., Short Hills, NJ 07078
VICE PRESIDENT

Senior Vice President, Franklin Mutual Advisers, LLC; Manager (Director), MB Metropolis, L.L.C.; and FORMERLY, employee, Heine Securities Corporation (1991-1996) and Vice President and Analyst, Donaldson, Lufkin & Jenrette.

Deborah R. Gatzek (50)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 54 of the investment companies in the Franklin Templeton Group of Funds.

David E. Marcus (33)
51 John F. Kennedy Pkwy., Short Hills, NJ 07078
VICE PRESIDENT

Senior Vice President, Franklin Mutual Advisers, LLC;
and FORMERLY, employee, Heine Securities Corporation (1987-1996).

Lawrence N. Sondike (41)
51 John F. Kennedy Pkwy., Short Hills, NJ 07078
VICE PRESIDENT

Senior Vice President, Franklin Mutual Advisers, LLC;
and FORMERLY, employee, Heine Securities Corporation (1984-1996).

David J. Winters (37)
51 John F. Kennedy Pkwy., Short Hills, NJ 07078
VICE PRESIDENT

Senior Vice President, Franklin Mutual Advisers, LLC;
and FORMERLY, employee, Heine Securities Corporation (1988-1996).

*This board member is considered an "interested person" under federal securities laws.

The noninterested board members have standing audit, pension, nominating and directors' compensation and performance committees. The audit committee is composed of Ms. Grant and Messrs. E. Altman and Wade. The pension committee is composed of Messrs. E. Altman and Sturtevant. The nominating committee is responsible for nominating candidates for noninterested board member positions and is composed of Messrs. MacPherson and Rubin. The board members' compensation and performance committee is composed of Ms. Grant and Messrs. Wade and Sturtevant.

Mutual Series pays noninterested board members $45,000 per year plus $2,000 per board or audit committee meeting attended. The chairman of the audit committee is paid a retainer of $9,000 and each audit committee member is paid a retainer of $4,000. In 1993, the board approved a retirement plan that generally provides payments to directors who have served seven years and retire at age 70. At the time of retirement, board members are entitled to annual payments equal to one-half of the retainer in effect at the time of retirement.

Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members by the Mutual Series and by the Franklin Templeton Group of Funds.

                                                                    TOTAL FEES       NUMBER OF BOARDS
                                                  ESTIMATED        RECEIVED FROM     IN THE FRANKLIN
                         TOTAL FEES     PENSION     ANNUAL          THE FRANKLIN      TEMPLETON GROUP
                       RECEIVED FROM  RETIREMENT  BENEFITS UPON     TEMPLETON GROUP  OF FUNDS ON WHICH
NAME             MUTUAL SERIES 1     ACCRUED       RETIREMENT         OF FUNDS 2        EACH SERVES 3
------------------------------------------------------------------------------------------------------
Edward I. Altman           $77,000           0      $22,500           $ 77,000                  1
Ann Torre Grant 4           77,000           0       22,500             77,000                  1
Bruce A. MacPherson         65,000           0       22,500             65,000                  1
Barry F. Schwartz 4,5       28,500           0       22,500             28,500                n/a
Vaughn R. Sturtevant, M.D.  61,000           0       22,500             61,000                  1

Robert E. Wade4             86,000           0       22,500             86,000                  1
Andrew H. Hines, Jr. 4      61,000           0       22,500            208,075                 22
Fred R. Millsaps 4          63,000           0       22,500            210,075                 22
Leonard Rubin 4             63,000           0       22,500             84,900                  3
Charles Rubens II           28,500           0            0             50,400                  3

1. For the fiscal year ended December 31, 1998.
2. For the calendar year ended December 31, 1998.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 163 U.S. based funds or series.
4. Not vested in retirement plan.
5. Resigned, June 1998.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the funds or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The funds' manager is Franklin Mutual Advisers, LLC (Franklin Mutual). On October 31, 1996, pursuant to an agreement between Resources and Heine Securities, Inc. (Heine), the assets of Heine were transferred to Franklin Mutual and Mutual Series Fund Inc.'s name was changed to Franklin Mutual Series Fund Inc. The manager is an indirect, wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles
B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the funds to buy, hold or sell. The manager also selects the brokers who execute the funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the funds. Similarly, with respect to the funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the funds or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the funds' code of ethics.

Under the funds' code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES Each fund pays the manager a fee equal to an annual rate of 0.60% of the average daily net assets of Mutual Shares, Qualified and Beacon, and 0.80% of the average daily net assets of Discovery, European and Financial Services.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the funds' shares pays its proportionate share of the fee.

For the last three fiscal years ended December 31, the funds paid the following management fees:

                              MANAGEMENT FEES PAID ($)
------------------------------------------------------------------------------
                           1998        1997         1996
------------------------------------------------------------------------------
Beacon                  37,649,906  34,477,321   25,260,160
Financial Services       3,306,470      92,762 1    n/a
Qualified               32,920,555  29,584,910   21,439,007
Mutual Shares           55,767,932  46,093,507   34,719,646
Discovery               39,735,851  32,685,124   17,154,254
European                 6,843,216   5,167,675      876,464 2

1. For the period August 19, 1997 through December 31, 1997.
2. For the period July 3, 1996 through December 31, 1996.

Under an agreement by the manager to limit its fees, the funds paid the management fees shown above. For the three fiscal years ended December 31, management fees, before any advance waiver, totaled:

                              MANAGEMENT FEES BEFORE WAIVER ($)
------------------------------------------------------------------------------
                           1998       1997         1996
------------------------------------------------------------------------------
Beacon                  39,589,767  36,299,616   26,083,112
Financial Services       3,742,268     419,994 1     n/a
Qualified               34,762,293  31,224,924   22,515,334
Mutual Shares           59,068,503  48,600,626   35,687,092
Discovery               41,019,712  33,584,048   17,795,530
European                 6,843,216   5,372,334      949,616 2

1. For the period August 19, 1997 through December 31, 1997.
2. For the period July 3, 1996 through December 31, 1996.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with each fund to provide certain administrative services and facilities for the funds. FT Services is wholly owned by Resources and is an affiliate of the funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The funds pay FT Services a monthly fee equal to an annual rate of:

o 0.15% of a fund's average daily net assets up to $200 million;

o 0.135% of average daily net assets over $200 million up to $700 million;

o 0.10% of average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended December 31, the funds paid FT Services the following administration fees:

                              ADMINISTRATION FEES PAID ($)
------------------------------------------------------------------------------
                              1998              1997              1996 1
------------------------------------------------------------------------------
Beacon                        5,104,507         4,766,476         634,856
Financial Services              375,860            54,548 2         n/a
Qualified                     4,364,662         4,236,167         553,904
Mutual Shares                 7,599,879         6,284,881         840,707
Discovery                     3,941,429         3,350,745         380,772
European                        652,219           716,013          57,060

1. For the period November 1, 1996 through December 31, 1996.
2. For the period August 19, 1997 through December 31, 1997.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/
Templeton Investor Services, Inc. (Investor Services) is the funds' shareholder servicing agent and acts as the funds' transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, St. Petersburg, FL 33733-8030. Please send all correspondence to Investor Services to P.O. Box 33030, St. Petersburg, FL 33733-8030.

For its services, Investor Services receives a fixed fee per account. The funds also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the funds. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the funds to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division,
90 Washington Street, New York, NY 10286, acts as custodian of the funds' securities and other assets.

AUDITOR Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, is the Mutual Series' independent auditor. The auditor gives an opinion on the financial statements included in the Mutual Series' Annual Report to Shareholders and reviews the Mutual Series' registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the funds' officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, also may be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when a fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of a fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the funds.

During the last three fiscal years ended December 31, the funds paid the following brokerage commissions:

                                    BROKERAGE COMMISSIONS PAID ($)
------------------------------------------------------------------------------
                                 1998        1997              1996
------------------------------------------------------------------------------
Beacon                        10,799,550   8,259,140         7,418,388
Financial Services             1,539,012     371,076 1          n/a
Qualified                      8,446,273   6,474,952         6,090,786
Mutual Shares                 13,931,158   7,248,461         8,095,501
Discovery                     12,988,034   9,085,394         7,928,860
European                       2,910,055   1,500,199           734,682 2

1. For the period from August 19, 1997 through December 31, 1997.
2. For the period July 3, 1996 through December 31, 1996.

As of December 31, 1998, the funds owned the following securities issued by their regular broker-dealers:

                                              VALUE
------------------------------------------------------------------------------
Mutual Beacon
 Bankamerica Corp.                         19,571,169
 Bankers Trust Corp.                        9,438,750
 Bear Stearns Companies                    40,604,200
 Morgan Stanley Dean Witter & Co.          72,228,300
Mutual Financial Services
 Bankamerica Corp.                          4,881,188
 Bankers Trust Corp.                          794,569
Mutual Qualified
 Bankamerica Corp.                         17,051,871
 Bankers Trust Corp.                        8,380,588
 Morgan Stanley Dean Witter & Co.          59,029,400
Mutual Shares
 Bankamerica Corp.                         29,492,936
 Bankers Trust Corp.                       14,857,394
 Bear Stearns Companies                    68,474,737
 Morgan Stanley Dean Witter & Co.         183,748,000
Mutual Discovery
 Bankamerica Corp.                         15,210,904
 Bankers Trust Corp.                        6,902,781
 Bear Stearns Companies                    13,152,263
 Morgan Stanley Dean Witter & Co.          22,329,500

Except as noted, the funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Clearwater, an indirect affiliate of Franklin Mutual, was formerly a registered securities dealer and member of the NASD. Transactions in some fund portfolio securities (particularly transactions involving floor brokers) were effected through Clearwater before November 1, 1996. During the fiscal year ended December 31, 1996, Beacon paid brokerage commissions to Clearwater of $607,402; Qualified paid $439,926; Mutual Shares paid $755,142; Discovery paid $384,267; and European paid $4,037.

Because the funds may, from time to time, invest in broker-dealers, it is possible that a fund will own more than 5% of the voting securities of one or more broker-dealers through whom such fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the fund. To the extent that the fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the fund, the fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the fund to adhere to procedures adopted by the board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary broker's commissions for similar transactions.

The funds may receive research services from persons who act as brokers or dealers for the funds. The discussion below relates in general to these brokers or dealers who, pursuant to various arrangements, pay for certain computer hardware and software and other research and brokerage services to the manager and/or the funds for transactions effected by it for the fund. Commission soft dollars may be used only for brokerage and research services provided by brokers to whom commissions are paid and under no circumstances will cash payments be made by any such broker to the manager. To the extent that commission soft dollars do not result in the provision of any "brokerage and research services" by brokers to whom such commissions are paid, the commissions, nevertheless, are the property of such broker. Although, potentially, the manager could be influenced to place fund brokerage transactions with a broker in order to generate soft dollars for the manager's benefit, the manager believes that the requirement that it achieve best execution on fund portfolio transactions, and the fund's negotiated commission structure with brokers, mitigate these concerns as the cost of transactions effected through brokers, before consideration of any soft dollar benefits that may be received, generally will be comparable to that available elsewhere. During the fiscal year ended December 31, 1998, the funds did not pay any brokerage commissions to brokers who provided research services.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

The funds calculate dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. The funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The funds receive income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a fund, constitutes a fund's net investment income from which dividends may be paid to you. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a fund. Any net capital gains realized by a fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a fund. Similarly, foreign exchange losses realized by a fund on the sale of debt securities are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a fund's ordinary income distributions to you, and may cause some or all of a fund's previously distributed income to be classified as a return of capital.

The Discovery and European Funds may be subject to foreign withholding taxes on income from certain of their foreign securities. If more than 50% of either fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, such fund may elect to pass-through to you your pro rata share of foreign taxes paid by it. If this election is made, the year-end statement you receive from these funds will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. These funds will provide you with the information necessary to complete your individual income tax return if they make this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, a fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in such fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in a fund, and then reinvest the sales proceeds in such fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in a fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that only a small percentage of the dividends paid by the funds for the most recent fiscal year qualified for the dividends-received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES The funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a fund are treated as ordinary income or capital gain, accelerate the recognition of income to a fund and/or defer a fund's ability to recognize losses, and, in limited cases, subject a fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------

Each fund is a diversified series of Mutual Series, an open-end management investment company, commonly called a mutual fund. Mutual Series was organized as a Maryland corporation on November 12, 1987, and is registered with the SEC.

The funds currently offer four classes of shares, Class A, Class B, Class C and Class Z. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The funds began offering Class B shares on January 1, 1999. The funds may offer additional classes of shares in the future. The full title of each class is:

Mutual Shares Fund - Class A
Mutual Shares Fund - Class B
Mutual Shares Fund - Class C
Mutual Shares Fund - Class Z
Mutual Qualified Fund - Class A
Mutual Qualified Fund - Class B
Mutual Qualified Fund - Class C
Mutual Qualified Fund - Class Z
Mutual Beacon Fund - Class A
Mutual Beacon Fund - Class B
Mutual Beacon Fund - Class C
Mutual Beacon Fund - Class Z
Mutual European Fund - Class A
Mutual European Fund - Class B
Mutual European Fund - Class C
Mutual European Fund - Class Z
Mutual Discovery Fund - Class A
Mutual Discovery Fund - Class B
Mutual Discovery Fund - Class C
Mutual Discovery Fund - Class Z
Mutual Financial Services Fund - Class A
Mutual Financial Services Fund - Class B
Mutual Financial Services Fund - Class C
Mutual Financial Services Fund - Class Z

Shares of each class represent proportionate interests in each fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of Mutual Series for matters that affect Mutual Series as a whole. Additional series may be offered in the future.

Mutual Series has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

Mutual Series does not intend to hold annual shareholder meetings. Mutual Series or a series of Mutual Series may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of February 5, 1999, the principal shareholders of the funds, beneficial or of record, were:

                                                            PERCENTAGE
NAME AND ADDRESS              SHARE AMOUNT                      %
------------------------------------------------------------------------------
EUROPEAN
Michael F. Price
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078         Class Z                        23.66

Franklin Resources, Inc.1
Corporate Accounting
555 Airport Blvd. 4th Floor
Burlingame, CA 94010          Class B                        30.01

                                                            PERCENTAGE
NAME AND ADDRESS              SHARE AMOUNT                     %
------------------------------------------------------------------------------
Wachovia Securities Inc.
FBO 7006257914
301 N. Main St. MC-32002
Winston-Salem, NC 27150       Class B                        14.76

PaineWebber
FBO Joseph Xuereb CF
Allison Kelly Xuereb
Unif. Transfer to Minor Act NY
164 East 90th St.
New York, NY 10128-2603       Class B                        15.15

PaineWebber
FBO Annunziata Xuereb CF
Jason Noel Xuereb
Unif. Transfer to Minor Act NY
164 East 90th St.
New York, NY 10128-2603       Class B                        15.15

Krzysztop Pabis and Anna Pabis
JTWROS
5195 Valley Tarn
Acworth, GA 30102             Class B                         7.55

MUTUAL SHARES
NFSC FEBO OKS-880310
Benjamin J. Carlson
767 Moenkopi Trail
Flagstaff, AZ 86001           Class B                        14.87

QUALIFIED
Franklin Resources, Inc.
Corporate Accounting
555 Airport Blvd. 4th Fl.
Burlingame, CA 94010          Class B                        12.36

Juliet Holland
640 Broadway 4 WR
New York, NY 10012            Class B                         6.06

Susan R. Smith
6075 Fireside Drive
Rockford, IL 61114            Class B                         6.14

BEACON
Dean Witter Reynolds Cust. for
Joe H. Howard
3700 N. Keeler
Chicago, IL 60641-3041        Class B                         8.33

Fahnestock Co. Inc. Cust.
A878401361
Jane G. Bennett
125 Broad Street
New York, NY 10004            Class B                         6.00

DISCOVERY

AG Edwards Sons Inc. Cust. for
Dr. Clare Ann Gnecco Rollover IRA Account
23 May Drive Apt 10A
Morristown, NJ 07960          Class B                         7.02

Dain Rauscher Inc. FBO
John Scully
John Scully Char Rem Trust
427 Upper French Creek Road
Buffalo, WY 82834             Class B                        10.02

                                                          PERCENTAGE
NAME AND ADDRESS              SHARE AMOUNT                  %
------------------------------------------------------------------------------

FINANCIAL SERVICES
Franklin Resources, Inc. 1
Corporate Accounting
555 Airport Blvd. 4th Floor
Burlingame, CA 94010          Class B                        39.66

Summit Financial Services Group FBO
Keith Baczkowski
One Bethlehem Plaza
Bethlehem, PA 18018           Class B                        19.98

1. Franklin Resources, Inc. is a Delaware corporation.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of February 5, 1999, the officers and board members, as a group, owned of record and beneficially 24.12% of Mutual European Fund - Class Z and less than 1% of the outstanding shares of the other funds and classes. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the funds should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to a fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the fund before a change in the fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the funds, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased a fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of a fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in a fund's Class A shares. This waiver category also applies to Class B and C shares.

o   Dividend or capital gain distributions from a real estate investment trust
    (REIT) sponsored or advised by Franklin Properties, Inc.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

    If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

    If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

    If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in the Franklin Templeton Funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined a fund is a legally permissible investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o   Accounts managed by the Franklin Templeton Group

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o   Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the funds, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS           SALES CHARGE (%)
------------------------------------------------------------------------------
Under $30,000                                   3.0
$30,000 but less than $50,000                   2.5
$50,000 but less than $100,000                  2.0
$100,000 but less than $200,000                 1.5
$200,000 but less than $400,000                 1.0
$400,000 or more                                 0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED sales charge (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES WITHIN          THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM               YOUR PROCEEDS AS A CDSC
------------------------------------------------------------------------------
1 Year                                                      4
2 Years                                                     4
3 Years                                                     3
4 Years                                                     3
5 Years                                                     2
6 Years                                                     1
7 Years                                                     0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o   Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if Distributors did not make any payment to the securities dealer of record in connection with the purchase

o Redemptions by the funds when an account falls below the minimum required account size

o   Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, a fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The funds may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND In the case of redemption requests, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The funds calculate the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, each fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each fund values them according to the broadest and most representative market as determined by the manager.

Each fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the fund's NAV is not calculated. Thus, the calculation of the fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the funds may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the funds' shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended December 31:

                                                           AMOUNT
                                                         RECEIVED IN
                                                         CONNECTION
                                                            WITH
                              TOTAL          AMOUNT      REDEMPTIONS
                        COMMISSIONS       RETAINED BY        AND
                          RECEIVED        DISTRIBUTORS   REPURCHASES
                            ($)               ($)           ($)
------------------------------------------------------------------------------
1998
Beacon                          7,985,594    421,852    392,395
Financial Services              4,207,312    402,189    131,584
Qualified                       7,306,966    141,818    279,352
Mutual Shares                  25,798,746  1,026,189    986,303
Discovery                      11,267,002    672,944    486,178
European                        2,648,984     81,459     92,458

1997
Beacon                         13,383,062    925,800     86,472
Financial Services 1            1,841,471     38,548      7,011
Qualified                       9,911,540    443,102     40,761
Mutual Shares                  25,274,695  1,489,247    102,161
Discovery                      15,618,880    662,372     71,386
European                        1,929,443     58,337     18,694

1996 2
Beacon                            717,831     68,177       -0-
Financial Services                  n/a         n/a         n/a
Qualified                         494,207     37,660       -0-
Mutual Shares                     962,557     99,326       -0-
Discovery                         710,492     41,905       -0-
European                          152,732          3       -0-

1. For the period August 19, 1997 to December 31, 1997.
2. For the two-month period ended December 31, 1996.
3. For the two-month period ended December 31, 1996, European paid a net amount of $1,291 to dealers.

Distributors may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) fees Each class has a separate distribution or "Rule 12b-1" plan. Under each plan, each fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. Payments by each fund under the Class A plan may not exceed 0.35% per year of Class A's average daily net assets, payable quarterly. Of this amount, each fund may reimburse up to 0.35% to Distributors or others, out of which 0.10% will generally be retained by Distributors for distribution expenses. All distribution expenses over this amount will be borne by those who have incurred them.

THE CLASS B AND C PLANS. Under the Class B and C plans, each fund pays Distributors up to 0.75% per year of the class's average daily net assets, payable monthly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. Each fund also may pay a servicing fee of up to 0.25% per year of the class's average daily net assets, payable quarterly. This fee may be used to pay securities dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The expenses relating to each of the Class B and C plans are also used to pay Distributors for advancing the commission costs to securities dealers with respect to the initial sale of Class B and C shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to securities dealers.

THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, the manager or Distributors or other parties on behalf of the fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought.
In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the board, including a majority vote of the board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such board members be done by the noninterested members of the fund's board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the noninterested board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the manager or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm also may terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the noninterested board members, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the plans should be continued.

For the fiscal year ended December 31, 1998, Distributors' eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans and the amounts the funds paid Distributors under the plans were:

                                    DISTRIBUTORS'     AMOUNT
                                    ELIGIBLE    PAID BY THE
                                    EXPENSES ($)      FUND ($)
----------------------------------------------------------------------
Beacon
 Class A                             3,359,810  3,290,086
 Class C                             5,467,147  4,816,118
Financial Services
 Class A                               789,951    556,658
 Class C                             1,689,652  1,058,630
Qualified
 Class A                             2,025,099  2,033,096
 Class C                             3,735,475  3,176,738
Mutual Shares
 Class A                             5,611,011  5,206,450
 Class C                            11,998,738  9,481,190
Discovery
 Class A                             3,582,991  3,165,116
 Class C                             7,126,592  5,586,320
European
 Class A                               729,891    567,837
 Class C                             1,191,631    890,040

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Before November 1, 1996, only a single class of fund shares was offered without a sales charge and Rule 12b-1 expenses. Returns shown are a restatement of the original class to include both the Rule 12b-1 fees and the current sales charges applicable to each share class as though in effect from the fund's inception.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the fund. The average annual total returns for the indicated periods ended December 31, 1998, were:

                                          1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------
Class A
 Beacon                                   -3.85%      13.42%      13.40%
 Financial Services 1                      0.66%       N/A         N/A
 Mutual Shares                            -5.75%      13.86%      13.14%
 Qualified                                -5.62%      13.50%      13.17%
 Discovery 2                              -7.99%      13.15%       N/A
 European 3                               -1.94%       N/A         N/A

                                          1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------
Class B
 Beacon                                   -2.32%      13.78%      13.35%
 Financial Services 1                      2.12%       N/A         N/A
 Mutual Shares                            -4.21%      14.21%      13.05%
 Qualified                                -4.19%      13.84%      13.07%
 Discovery 2                              -6.57%      13.53%       N/A
 European 3                               -0.32%       N/A         N/A

                                          1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------
Class C
 Beacon                                   -0.52%      13.79%      13.09%
 Financial Services 1                      4.10%       N/A         N/A
 Mutual Shares                            -2.43%      14.22%      12.79%
 Qualified                                -2.45%      13.85%      12.81%
 Discovery 2                              -4.79%      13.54%       N/A
 European 3                                1.61%       N/A         N/A

1. Financial Services commenced operations on August 19, 1997. The average annual total return from inception was 17.57% for Class A, 19.27% for Class B and 20.44% for Class C.
2. Discovery commenced operations on December 31, 1992. The average annual total return from inception was 16.57% for Class A, 16.89% for Class B and 16.78% for Class C.
3. European commenced operations on July 3, 1996. The average annual total return from inception was 13.66% for Class A, 14.78% for Class B and 15.30% for Class C.

These figures were calculated according to the SEC formula:

                         n
                  P(1+T)  = ERV

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended December 31, 1998, were:

                                    1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------
Class A
 Beacon                             -3.85%      87.70%      251.62%
 Financial Services 1                0.66%       N/A         N/A
 Mutual Shares                      -5.75%      91.38%      243.55%
 Qualified                           -5.62%     88.39%      244.60%
 Discovery 2                        -7.99%      85.46%       N/A
 European 3                          -1.94%       N/A        N/A

                                    1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------
Class B
 Beacon                             -2.32%      90.66%      250.15%
 Financial Services 1                2.12%       N/A         N/A
 Mutual Shares                      -4.21%      94.36%      240.92%
 Qualified                          -4.19%      91.17%      241.68%
 Discovery 2                        -6.57%      88.62%       N/A
 European 3                         -0.32%       N/A         N/A

                                    1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------
Class C
 Beacon                             -0.52%      90.74%      242.11%
 Financial Services 1                4.10%       N/A         N/A
 Mutual Shares                      -2.43%      94.39%      233.32%
 Qualified                          -2.45%      91.25%      233.84%
 Discovery 2                        -4.79%      88.67%       N/A
 European 3                          1.61%       N/A         N/A

1. Financial Services commenced operations on August 19, 1997. The cumulative total return from inception was 24.76% for Class A, 27.24% for Class B and 28.95% for Class C.
2. Discovery commenced operations on December 31, 1992. The cumulative total return from inception was 150.97% for Class A, 155.15% for Class B and 153.61% for Class C.
3. European commenced operations on July 3, 1996. The cumulative total return from inception was 37.64% for Class A, 41.06% for Class B and 42.67% for Class C.

VOLATILITY Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the funds may satisfy your investment goal, advertisements and other materials about the funds may discuss certain measures of fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow
    Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: The Wall Street Journal, and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds withinits category.

o Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

From time to time, advertisements or information for the funds may include a discussion of certain attributes or benefits to be derived from an investment in the funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the funds' performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the funds' portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the funds to calculate their figures. In addition, there can be no assurance that the funds will continue their performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a fund cannot guarantee that these goals will be met.

Each fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $216 billion in assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 114 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.



FRANKLIN MUTUAL
SERIES FUND INC.

MUTUAL BEACON FUND
MUTUAL FINANCIAL SERVICES FUND
MUTUAL QUALIFIED FUND
MUTUAL SHARES FUND
MUTUAL DISCOVERY FUND
MUTUAL EUROPEAN FUND

CLASS Z

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 1999

P.O. BOX 997151
SACRAMENTO, CA 95899-9983  1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the funds' prospectus. The funds' prospectus, dated May 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in a fund. You should read this SAI together with the funds' prospectus.

The audited financial statements and auditor's report in the Franklin Mutual Series Fund Inc.'s (Mutual Series) Annual Report to Shareholders, for the fiscal year ended December 31, 1998, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call
1-800/DIAL BEN (1-800/342-5236).

CONTENTS
Goals and Strategies .............................     2
Risks ............................................    12
Officers and Directors ...........................    16
Management and Other Services ....................    19
Portfolio Transactions ...........................    20
Distributions and Taxes ..........................    23
Organization, Voting Rights
 and Principal Holders ...........................    23
Buying and Selling Shares ........................    25
Pricing Shares ...................................    27
The Underwriter ..................................    28
Performance ......................................    28
Miscellaneous Information ........................    30

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------

GOALS AND STRATEGIES
------------------------------------------------------------------------------

The principal investment goal of Beacon, Financial Services, Qualified, Shares, and European is capital appreciation, which occasionally may be short-term. Their secondary goal is income. The principal investment goal of Discovery is long-term capital appreciation. Discovery does not have a secondary investment goal. These goals are fundamental, which means they may not be changed without shareholder approval.

The funds may invest in equity securities, debt securities and securities convertible into common stock (including convertible preferred and convertible debt securities) (convertible securities). There are no limitations on the percentage of a fund's assets which may be invested in equity securities, debt securities, convertible securities or cash equivalent investments. The funds reserve freedom of action to invest in these securities in such proportions as the manager deems advisable. In addition, the funds may also invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.

The general investment policy of each fund is to invest in securities if, in the opinion of the manager, they are available at prices less than their intrinsic value, as determined by the manager after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. The relationship of a security's "book value to market value" is an analysis of the difference between the price at which a security is trading in the market, as compared to the value of that security based upon an analysis of certain information contained in a company's financial statements. Cash flow analysis considers the inflow and outflow of money into and out of a company. An analysis of "multiples of earnings of comparable securities" involves a review of the market values of comparable companies as compared to their earnings, and then comparing the results of this review with a comparison of the earnings of the company in question with its market value. The manager examines each security separately and does not apply these factors according to any predetermined formula. The manager has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be excluded as unsuitable for purchase by a fund.

While Beacon, Qualified, Shares, Discovery and European have identical basic investment restrictions and Beacon, Financial Services, Qualified, Shares, and European have identical investment goals, the manager seeks to retain certain historical differences among the funds on an informal basis.

The funds may invest in securities of companies of any size, however, due to the relatively large size of Beacon, Qualified and Shares, these funds have generally invested in larger and medium size companies with large trading volumes and market capitalizations in excess of $1.5 billion. Discovery, Financial Services and European, on the other hand, tend to invest proportionately more of their assets in smaller size companies than the other funds. Discovery may also invest more than 50% of its assets in foreign securities.

Generally, Financial Services and European utilize the same investment philosophy as the other funds, but Financial Services will do so by investing in securities of financial services companies and European will do so by investing primarily in European securities.

Qualified was originally intended for purchase by pension and profit sharing plans and other non-tax paying entities. Therefore, its portfolio was intended to have greater flexibility due to the reduced concerns about the tax effects on shareholders. The manager expects that the securities it will purchase for Qualified will satisfy this goal, depending on market conditions and any changes in tax law. Currently, however, Qualified operates in the same fashion as Beacon and Shares. Allocation of investments among the funds depends upon, among other things, the amount of cash in, and relative size of, each fund's portfolio. In addition, the factors outlined above are not mutually exclusive and a particular security may be owned by more than one fund.

The funds may invest in any industry although no fund will concentrate its investments in any industry except Financial Services. Financial Services will concentrate its investments in the financial services industry by investing more than 25% of the value of its assets in securities of financial services companies. Financial Services' concentration policy may not be changed without the approval of Financial Services' shareholders.

The funds may invest in securities that are traded on U.S. or foreign securities exchanges, the National Association of Securities Dealers Automated Quotation System (NASDAQ) national market system or in any domestic or foreign over-the-counter (OTC) market. U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities. A securities exchange brings together buyers and sellers of the same securities. The NASDAQ national market system also brings together buyers and sellers of the same securities through an electronic medium which facilitates a sale and purchase of the security. Typically, the companies whose securities are traded on the NASDAQ national market system are smaller than the companies whose securities are traded on a securities exchange. The OTC market refers to all other avenues whereby brokers bring together buyers and sellers of securities.

The following is a description of the various types of securities the funds may buy.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. The public trading market for these shares is typically a stock exchange but can also be a market which arises between broker-dealers seeking buyers and sellers of a particular security. Equity securities generally are either common stock or preferred stock. Preferred stockholders usually receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well.

DEBT SECURITIES are securities issued by a company which represent a loan of money by the purchaser of the securities to the company. A debt security has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While debt securities are used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities may also increase or decrease in value depending upon factors such as interest rate movements and the success or lack of success of a company.

The funds may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments. Bonds and notes differ in the length of the issuer's repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.

The debt securities which the funds may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor's Corporation (S&P) or Moody's Investors Service, Inc. (Moody's). Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness. Each fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's. Generally, lower rated and unrated debt securities are riskier investments. Debt securities rated BBB or lower by S&P or Moody's are considered to be high yield, high risk debt securities, commonly known as "junk bonds." The lowest rating category established by Moody's is "C" and by S&P is "D." Debt securities with a D rating are in default as to the payment of principal and interest, which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders. The funds may invest to an unlimited degree in junk bonds.

The funds will generally invest in debt securities under circumstances similar to those under which they will invest in equity securities; namely, when, in the manager's opinion, such debt securities are available at prices less than their intrinsic value. Investing in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security's rating is given less emphasis in the manager's investment decision-making process. Historically, the funds have invested in debt securities issued by domestic or foreign companies (i) which are involved in mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings, and (ii) that are distressed companies or in bankruptcy (Reorganizing Companies), because such securities often are available at less than their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, these debt securities typically rank senior to the equity securities of Reorganizing Companies and may offer the potential for certain investment opportunities.

CONVERTIBLE SECURITIES are debt securities, or in some cases preferred stock, which have the additional feature of converting into, or being exchanged for, common stock of a company after certain periods of time or under certain circumstances. Holders of convertible securities gain the benefits of being a debt holder or preferred stockholder and receiving regular interest payments, in the case of debt securities, or higher dividends, in the case of preferred stock, with the expectation of becoming a common stockholder in the future. A convertible security's value usually reflects changes in the company's underlying common stock value.

CASH EQUIVALENT INVESTMENTS are investments in certain types of short-term debt securities. A fund making a cash equivalent investment expects to earn interest at prevailing market rates on the amount invested and there is little, if any, risk of loss of the original amount invested. The funds' cash equivalent investments are typically made in U.S. Treasury bills and high-quality commercial paper issued by banks or others. U.S. Treasury bills are direct obligations of the U.S. government and have initial maturities of one year or less. Commercial paper consists of short-term debt securities issued by a bank or other financial institution which carry fixed or floating interest rates. A fixed interest rate means that interest is paid on the investment at the same rate for the life of the security. A floating interest rate means that the interest rate varies as interest rates on newly issued securities in the marketplace vary.

NON-U.S. SECURITIES The funds may purchase securities of non-U.S. issuers whose values are quoted and traded in any currency in addition to the U.S. dollar. Where a security's value is quoted and traded in a non-U.S. dollar currency, the funds bear the risk of a decrease (or gain the benefit of an increase) in the value of the security as a result of changes in the value of the currency as compared to the U.S. dollar in addition to typical market price movements related to certain trading markets or the financial strength or weakness of the security's issuer. In order to avoid these unexpected fluctuations in value as a result of relative currency values, the funds expect to employ an investment technique called "hedging," which attempts to reduce or eliminate changes in a security's value resulting from changing currency exchange rates. Hedging is further described below.

DEPOSITARY RECEIPTS Each fund may invest in securities commonly known as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts of non-U.S. issuers. Such depositary receipts are interests in a pool of a non-U.S. company's securities which have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depository receipts. Depository receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

TEMPORARY INVESTMENTS The manager typically keeps a portion of the assets of each fund invested in short-term debt securities although it may choose not to do so when circumstances dictate. These temporary investments permit the funds to react quickly to market movements. The funds also may make temporary investments while awaiting the accumulation of additional monies to make larger investments. Temporary investments tend to be less risky and less subject to fluctuations due to general market conditions than other investments.

SECURITIES OF REORGANIZING COMPANIES AND COMPANIES SUBJECT TO TENDER OR EXCHANGE OFFERS The funds also seek to invest in the securities of Reorganizing Companies, or of companies as to which there exist outstanding tender or exchange offers. The funds may from time to time participate in such tender or exchange offers. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which each fund may invest in Reorganizing Companies, no fund presently anticipates committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the funds' investments in Reorganizing Companies may include Indebtedness, Participations and Trade Claims, as further described below.

INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS From time to time, the funds may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations) including Indebtedness and Participations of Reorganizing Companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by a fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The funds purchase loans from national and state chartered banks as well as foreign banks. The funds normally invest in the Indebtedness of a company which Indebtedness has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. The funds may also purchase trade claims and other direct obligations or claims (Trade Claims) of Reorganizing Companies. Indebtedness, Participations and Trade Claims may be illiquid as described below.

ILLIQUID SECURITIES An illiquid security is a security that cannot be sold within seven days in the normal course of business for approximately the amount at which a fund has valued the security and carries such value on its financial statements. Examples of illiquid securities are most restricted securities, and repurchase agreements which terminate more than seven days from their initial purchase date, as further described below. The funds may not purchase an illiquid security if, at the time of purchase, the fund would have more than 15% of its net assets invested in such securities.

RULE 144A SECURITIES The funds may invest in certain unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the Board has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the funds may be deemed to be liquid.

SHORT SALES Each fund may make short sales of securities. There are two types of short sale transactions in which the funds may engage, "naked short sales" and "short sales against the box." In a naked short sale transaction, the fund sells a security it does not own in anticipation that the market price of that security will decline. Each fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When a fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer or the fund's custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The fund will also be required to deposit similar collateral with its custodian bank to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. In some circumstances, the fund may receive the security in connection with a reorganization and, consequently, need not buy the security to be returned to the borrower.

The funds may also engage in "short sales against the box." In a short sale against the box, at the time of the sale, the fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In replacing the borrowed securities in the transaction, the fund may either buy securities in the open market or use those in its portfolio.

Each fund may engage in naked short sale transactions only if, after giving effect to such sales, the market value of all securities sold short does not exceed 5% of the value of its total assets or the fund's aggregate short sales of a particular class of securities does not exceed 25% of the outstanding securities of that class. The funds may sell securities short against the box without limit.

MORTGAGE-BACKED SECURITIES Each fund may invest in securities representing interests in an underlying pool of real estate mortgages (mortgage-backed securities). The mortgage-backed securities which the funds may purchase may be issued or guaranteed by the U.S. government, certain U.S. government agencies or certain government sponsored corporations or organizations or by certain private, non-government corporations, such as banks and other financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

CMOs are debt securities issued by the entities listed above. The payment of interest on the debt securities depends upon the scheduled payments on the underlying mortgages and, thus, the CMOs are said to be "collateralized" by the pool of mortgages. CMOs are issued in a number of classes or series with different maturities. The classes or series are paid off completely in sequence as the underlying mortgages are repaid. Certain of these securities may have variable interest rates which adjust as interest rates in the securities market generally rise or fall. Other CMOs may be stripped, which means that only the principal or interest feature of the underlying security is passed through to the fund.

REMICs, which were authorized under certain tax laws, are private entities formed for the purpose of holding a fixed pool of mortgages. The mortgages are backed by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Certain of these private-backed securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

DISTRESSED MORTGAGE OBLIGATIONS The funds may also invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, a fund steps into the shoes of the lender from a risk point of view.

REAL ESTATE INVESTMENT TRUST (REIT) INVESTMENTS The funds' equity investments may include investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

INVESTMENT COMPANY SECURITIES Each fund may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Such laws generally restrict a fund's purchase of another investment company's securities to three percent (3%) of the other investment company's securities, no more than five percent (5%) of the fund's assets in any single investment company's securities and no more than ten percent (10%) of the fund's assets in all investment company securities.

REPURCHASE AGREEMENTS Each fund may invest up to 10% of its assets in repurchase agreements, including tri-party repurchase agreements, with domestic banks or broker-dealers. In a repurchase agreement transaction, a fund purchases a U.S. government security from a bank or broker-dealer. The agreement provides that the security must be sold back to the bank or broker-dealer at an agreed-upon price and date.

Repurchase agreements are considered loans by the funds and are collateralized by the underlying securities and, therefore, must be fully collateralized at all times. The bank or broker-dealer must transfer to the fund's custodian bank securities with an initial value, including any earned but unpaid interest, equal to at least 100% of the dollar amount invested by the fund in each repurchase agreement. The value of the underlying U.S. government securities is determined daily so that there is on deposit with the fund's custodian bank at least 100% of the value of the repurchase agreement. In a tri-party repurchase agreement, the collateral is maintained at the bank or broker-dealer's custodian bank, instead of the fund's custodian bank. The manager will monitor the creditworthiness of the other party.

HEDGING AND INCOME TRANSACTIONS The funds may use various hedging strategies. Hedging is a technique designed to reduce a potential loss to a fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements. The hedging strategies that the funds may use are also used by many mutual funds and other institutional investors. When pursuing these hedging strategies, the funds will primarily engage in forward foreign currency exchange contracts. However, the funds may also engage in the following currency transactions: currency futures contracts; currency swaps; or options on currencies or currency futures. The funds may also engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial futures contracts and options on financial futures contracts (collectively, all of the above are called Hedging Transactions).

Some examples of situations in which Hedging Transactions may be used are:
(i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect a fund's gains in the value of portfolio securities which have not yet been sold; (iii) to facilitate the sale of certain securities for investment purposes; and (iv) as a temporary substitute for purchasing or selling particular securities.

Any combination of Hedging Transactions may be used at any time as determined by the manager. Use of any Hedging Transaction is a function of numerous variables, including market conditions and the investment manager's expertise in utilizing such techniques. The ability of a fund to utilize Hedging Transactions successfully cannot be assured. The funds will comply with applicable regulatory requirements when implementing these strategies, including the establishment of certain isolated accounts at the fund's custodian bank. Hedging Transactions involving financial futures and options on futures will be purchased, sold or entered into generally for bona fide hedging, risk management or portfolio management purposes.

The various techniques described above as Hedging Transactions may also be used by the funds for non-hedging purposes. For example, these techniques may be used to produce income to a fund where the fund's participation in the transaction involves the payment of a premium to the fund. A fund may also use a hedging technique if the manager has a view about the fluctuation of certain indices, currencies or economic or market changes such as a reduction in interest rates. No more than 5% of a fund's assets will be exposed to risks of such types of instruments when entered into for non-hedging purposes.

CURRENCY TRANSACTIONS Each fund will engage in currency transactions with securities dealers, financial institutions or other parties (each a Counterparty and collectively, Counterparties) in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward foreign currency exchange contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps.

A forward foreign currency exchange contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

A fund will usually enter into swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent these swaps are entered into for good faith hedging purposes, the manager and the funds believe such obligations are not senior securities under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to a fund's borrowing restrictions. The funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or are determined to be of equivalent credit quality by the manager. If there is a default by the Counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The funds will limit their dealings in forward foreign currency exchange contracts and other currency transactions such as futures, options, options on futures and swaps to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income from portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund will not enter into a transaction to hedge currency exposure if the fund's exposure, after netting all transactions intended to wholly or partially offset other transactions, is greater than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in, or whose value is based on, that foreign currency or currently convertible into such currency other than with respect to proxy hedging, which is described below.

Each fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has, or in which the fund expects to have, portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the fund's securities denominated in linked currencies. For example, if the manager considers the Austrian schilling to be linked to the German deutsche mark (the D-mark), and a fund holds securities denominated in schillings and the manager believes that the value of schillings will decline against the U.S. dollar, the manager may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.

OPTIONS Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of fund assets in special accounts, as described below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each fund is authorized to purchase and sell exchange-listed options and over-the-counter options (OTC options). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but the discussion is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to Counterparties through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are negotiated by the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. The funds expect to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The funds will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from S&P or "P-l" from Moody's, an equivalent rating from any NRSRO or which the manager determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the fund's limitations on investments in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale of put options can also provide income.

Each fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the funds must be "covered" (i.e., the fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by the fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

Each fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of the fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the fund may be required to buy the underlying security at a disadvantageous price above the market price.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES The funds may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, instead of settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

FUTURES The funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The funds' use of financial futures and options on financial futures will be consistent with applicable regulatory requirements and, in particular, the rules of the Commodity Futures Trading Commission and such transactions will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract, requires a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

A fund will only enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would not exceed 5% of the fund's total current asset value; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

COMBINED TRANSACTIONS The funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and currency transactions (each individually a Transaction and collectively in combinations of two or more, Combined Transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the manager, it is in the best interests of the fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS Many Hedging Transactions, in addition to other requirements, require that the funds segregate liquid assets with their custodian bank to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian bank. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires the fund to segregate liquid assets equal to the exercise price.

A currency contract which obligates a fund to buy or sell currency will generally require the fund to hold an amount of the currency or liquid securities denominated in that currency equal to the fund's obligations or to segregate liquid assets equal to the amount of the fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the funds, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The funds may also enter into offsetting transactions so that a combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

LOANS OF SECURITIES Each fund may also lend its portfolio securities to banks or broker-dealers in order to realize additional income which the fund receives as a loan premium. If a fund lends portfolio securities, for each loan the fund must receive in return securities with a value at least equal to 100% of the current market value of the loaned securities. No fund presently anticipates loaning more than 5% of its respective portfolio securities.

BORROWING While the funds are permitted to borrow under certain circumstances, as described in "Investment restrictions" below, under no circumstances will a fund make additional investments while any amounts borrowed exceed 5% of the fund's total assets.

SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY Certain provisions of the federal securities laws permit investment portfolios, including Financial Services, to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security a fund may purchase.

Each fund, including Financial Services, may also purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, if the following conditions are met: (1) immediately after the purchase of any securities issuer's equity and debt securities, the purchase cannot cause more than 5% of the fund's total assets to be invested in securities of that securities issuer; (2) immediately after a purchase of equity securities of a securities issuer, a fund may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, a fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations are applicable at the time of purchase as well as the issuer's gross revenue test. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above;
(ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; (v) the acquisition of demand features or guarantees (puts) under certain circumstances.

The funds also are not permitted to acquire any security issued by the manager or any affiliated company (including Franklin Resources) that is a securities-related business. The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, the funds are generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if such fund and any company controlled by such fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

Generally, the policies and restrictions discussed here apply when a fund makes an investment. In most cases, a fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

INVESTMENT RESTRICTIONS Each fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Each fund may not:

1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the series would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded.

3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act, which is currently 331/3% of total assets (plus 5% for emergency or other short-term purposes) from banks on a temporary basis from time to time to provide greater liquidity for redemptions or for special circumstances.

4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry and except that Financial Services will invest more than 25% of its assets in the financial services industry).

5. Act as an underwriter except to the extent the series may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such series would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such series' total assets may be invested without regard to such 5% and 10% limitations.

7. Except as may be described in the Prospectus, engage in short sales, purchase securities on margin or maintain a net short position.

If a bankruptcy or other extraordinary event occurs concerning a particular security a fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

The term Prospectus as referenced in restriction 7 includes the Statement of Additional Information.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

RISKS
------------------------------------------------------------------------------

The value of your shares will increase as the value of the securities owned by the fund increases and will decrease as the value of the fund's investments decreases. In this way, you participate in any change in the value of the securities owned by the fund. In addition to the factors that affect the value of any particular security that the fund owns, the value of fund shares may also change with movements in the stock market as a whole.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES The funds have historically invested in securities of distressed issuers when the intrinsic values of such securities have, in the opinion of the manager, warranted such investment. The funds may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appears adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories. Companies issuing lower rated higher yielding debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume. These securities may be worthless and the fund could lose its entire investment.

Corporate debt securities which are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing. The funds will also invest in unrated securities. The funds will rely on the manager's judgment, analysis and experience in evaluating such debt securities. In this evaluation, the manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. The manager may also consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the manager monitors the issuers of corporate debt securities held in the funds' portfolios. The credit rating assigned to a security is a factor considered by the manager in selecting a security for a fund, but the intrinsic value in light of market conditions and the manager's analysis of the fundamental values underlying the issuer are of at least equal significance. Because of the nature of medium and lower rated corporate debt securities, achievement by each fund of its investment objective when investing in such securities is dependent on the credit analysis of the manager. If the funds purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a fund's portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in a fund's portfolio and thus could have an effect on the net asset value of the fund if other types of securities did not show offsetting changes in values. The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in a fund failing to qualify as a pass-through entity under the Internal Revenue Code of 1986, as amended (Code). Investment in such securities also involves certain other tax considerations.

The manager values the funds' investments pursuant to guidelines adopted and periodically reviewed by the Board. To the extent that there is no established retail market for some of the medium or lower grade or unrated corporate debt securities in which the funds may invest, there may be thin or no trading in such securities and the ability of the manager to accurately value such securities may be adversely affected. Further, it may be more difficult for a fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade and unrated corporate debt securities held in a fund's portfolio, the responsibility of the manager to value the fund's securities becomes more difficult and the manager's judgment may play a greater role in the valuation of the fund's securities due to a reduced availability of reliable objective data. To the extent that a fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Also, a fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A of the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines.

NON-U.S. SECURITIES Investments in securities of non-U.S. issuers involve certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include: fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social and economic developments in the foreign country where the security is issued or where the issuer of the security is located; and the possible imposition by a foreign government of limits on the ability of a fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; or the imposition of other foreign laws or restrictions. Since each fund may invest in securities issued, traded or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in a fund's portfolio. The manager generally attempts to reduce such risk, known as "currency risk," by using Hedging Transactions. In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies which a fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring the fund to pay significant amounts, if not all, of the value of the fund's investment to the foreign country's taxing authority. Diplomatic developments means that because of certain actions occurring within a foreign country, such as significant civil rights violations or because of the United States' actions during a time of crisis in the particular country, all communications and other official governmental relations between the country and the United States could be severed. This could result in the abandonment of any U.S. investors', such as the funds', money in the particular country, with no ability to have the money returned to the United States.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities, on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each fund's foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals. The funds may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

DEPOSITARY RECEIPTS Receipts of non-U.S. issuers may have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Holders of unsponsored depositary receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

144A SECURITIES Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities which have been registered with the SEC for sale.

SHORT SALES Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when a fund replaces the borrowed security by buying the security in the securities markets, the fund may pay more for the security than it has received from the purchaser in the short sale. A fund may, however, profit from a change in the value of the security sold short, if the price decreases.

DISTRESSED MORTGAGE OBLIGATIONS Unlike mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, a fund could become part owner of such real estate. As an owner, a fund would bear any costs associated with owning and disposing of the real estate, and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that a fund would be able profitably to dispose of properties in foreclosure.

REAL ESTATE-RELATED INVESTMENTS The funds' investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

INVESTMENT COMPANY SECURITIES Investors should recognize that a fund's purchase of the securities of investment companies results in layering of expenses. This layering may occur because investors in any investment company, such as a fund, indirectly bear a proportionate share of the expenses of the investment company, including operating costs, and investment advisory and administrative fees.

REPURCHASE AGREEMENTS AND LOANS OF SECURITIES Repurchase agreements and loans of portfolio securities involve some credit risk to the funds. If the other party defaults on its obligations, a fund could be delayed or prevented from receiving payment or recovering its collateral. Even if the fund recovers the collateral in such a situation, the fund may receive less than its purchase price upon resale.

HEDGING TRANSACTIONS Hedging Transactions, whether entered into as a hedge or for gain, have risks associated with them. The three most significant risks associated with Hedging Transactions are: (i) possible default by the other party to the transaction; (ii) illiquidity; and (iii) to the extent the manager's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may (i) result in losses to a fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the fund can realize on its investments,
(iv) increase the cost of holding a security and reduce the returns on securities or (v) cause a fund to hold a security it might otherwise sell.

Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken. As compared to options contracts, futures contracts create greater ongoing potential financial risks to a fund because the fund is required to make ongoing monetary deposits with futures brokers. Losses resulting from the use of Hedging Transactions can reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into Hedging Transactions may also reduce a fund's total return to investors.

RISKS OF HEDGING TRANSACTIONS OUTSIDE THE U.S. When conducted outside the U.S., Hedging Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and
(v) lower trading volume and liquidity.

CURRENCY TRANSACTIONS Currency transactions are subject to risks different from those of other portfolio transactions. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree, or in a direction, that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the fund is engaging in proxy hedging. If a fund enters into a currency Hedging Transaction, the fund will comply with the asset segregation requirements described above.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The use of currency transactions can also result in a fund incurring losses due to the inability of foreign securities transactions to be completed with the security being delivered to the fund. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

EURO RISK. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

COMBINED TRANSACTIONS Although Combined Transactions are normally entered into based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

TAX Each fund's investments in options, futures, and forward contracts, including foreign currency exchange options and futures, foreign securities and other complex securities are subject to special tax rules that may affect the amount, timing or character of the income earned by the fund and distributed to you. Each fund may also be subject to withholding taxes on earnings from certain of its foreign securities.

SMALLER COMPANIES The funds may invest in securities issued by smaller companies. Historically, smaller companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

PORTFOLIO TURNOVER Financial Services commenced operations on 8/19/97. The portfolio turnover rate for Financial Services for the fund's initial fiscal period ended 12/31/97 was 42.26%, while the portfolio turnover rate for the fund's fiscal year ended 12/31/98 was 136.67%. This variation in portfolio turnover rates for 1997 and 1998 is primarily due to the fund's partial period of portfolio trading activity in 1997. Generally, the higher a fund's portfolio turnover rate the higher the transaction costs and brokerage expenses. This may also generate a higher level of capital gains.

OFFICERS AND DIRECTORS
------------------------------------------------------------------------------

Mutual Series has a board of directors. The board is responsible for the overall management of the funds, including general supervision and review of each fund's investment activities. The board, in turn, elects the officers of Mutual Series who are responsible for administering each fund's day-to-day operations. The board also monitors each fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Mutual Series, and principal occupations during the past five years are shown below.

Edward I. Altman, Ph.D. (57)
New York University, 44 West 4th Street, New York, NY 10012
DIRECTOR

Max L. Heine Professor of Financing and Vice Director, NYU Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; and financial consultant.

Ann Torre Grant (41)
3100 N. Dinwiddie Street, Arlington, VA 22207-2767
DIRECTOR

Independent Director, SLM Holding Corporation (Sallie Mae), Manor Care Realty, Inc. (nursing care companies) and Condor Technology Solutions, Inc. (information technology consulting); independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997) and Vice President and Treasurer, U.S. Air (until 1995).

Andrew H. Hines, Jr. (76)
150 2nd Avenue N., St. Petersburg, FL 33701
DIRECTOR

Consultant,Triangle Consulting Group; Executive-in-Residence, Eckerd College (1991-present); director or trustee, as the case may be, of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman and Director, Precise Power Corporation (1990-1997), Director, Checkers Drive-In Restaurant, Inc. (1994-1997), and Chairman of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.

*Peter A. Langerman (43)
51 John F. Kennedy Pkwy., Short Hills, NJ 07078
PRESIDENT AND DIRECTOR

President and Chief Executive Officer, Franklin Mutual Advisers, LLC; Director, Sunbeam Corporation (durable products) and Canary Wharf Group, PLC (real estate development); Manager (Director), MB Motori, L.L.C. and MWCR, L.L.C.; and FORMERLY, Director, Lancer Industries (industrial holding company) and employee, Heine Securities Corporation (1986-1996).

*William J. Lippman (74)
One Parker Plaza, 16th Floor, Fort Lee, NJ 07024
DIRECTOR

Senior Vice President, Franklin Resources, Inc. and Franklin Management, Inc.; President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of six of the investment companies in the Franklin Templeton Group of Funds.

Bruce A. MacPherson (69)
1 Pequot Way, Canton, MA 02021
DIRECTOR

Chairman, A.A. MacPherson, Inc. Boston, MA (representative for electrical manufacturers).

Fred R. Millsaps (70)
2665 NE 37th Drive, Fort Lauderdale, FL 33308
DIRECTOR

Manager of personal investments (1978-present); director of various business and nonprofit organizations; director or trustee, as the case may be, of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978), Financial Vice President, Florida Power and Light (1965-1969), and Vice President, Federal Reserve Bank of Atlanta (1958-1965).

*Michael F. Price (47)
51 John F. Kennedy Pkwy., Short Hills, NJ 07078
CHAIRMAN OF THE BOARD AND DIRECTOR

Chairman, Franklin Mutual Advisers, LLC; Director and majority owner, Compliance Solutions, Inc. (developer of compliance monitoring software for money managers); Director and owner, Clearwater Securities, Inc. (FORMERLY a registered securities dealer); Director, Canary Wharf Group, PLC (real estate development); and formerly, President, Chief Executive Officer and Director, Heine Securities Corporation (1987-1996).

Charles Rubens II (69)
18 Park Road, Scarsdale, NY 10583
DIRECTOR

Private investor; and trustee of three of the investment companies in the Franklin Templeton Group of Funds.

Leonard Rubin (73)
2460 Lemoine Ave., 3rd Floor, Fort Lee, NJ 07024
DIRECTOR

Partner in LDR Equities, LLC (manages various personal investments); Vice President, Trimtex Co., Inc. (manufactures and markets specialty fabrics); director or trustee, as the case may be, of three of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman of the Board, Carolace Embroidery Co., Inc. and President, F.N.C. Textiles, Inc.

Vaughn R. Sturtevant, M.D. (75)
6 Noyes Avenue, Waterville, ME 04901
DIRECTOR

Practicing physician.

Robert E. Wade (53)
225 Hardwick Street, Belvidere, NJ 07823
DIRECTOR

Practicing attorney.

Jeffrey A. Altman (32)
51 John F. Kennedy Pkwy., Short Hills, NJ 07078
VICE PRESIDENT

Senior Vice President, Franklin Mutual Advisers, LLC; Manager (Director), MB Metropolis, L.L.C., MB Motori, L.L.C. and MWCR, L.L.C.; Trustee, Resurgence Properties, Inc. (real estate investment); Director, Capital Trust (real estate financial services); and FORMERLY, employee, Heine Securities Corporation (1988-1996).

James R. Baio (45)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
TREASURER AND CHIEF FINANCIAL OFFICER

Certified Public Accountant; Senior Vice President, Templeton Worldwide, Inc., Templeton Global Investors, Inc. and Templeton Funds Trust Company; officer of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Senior Tax Manager, Ernst & Young (certified public accountants) (1977-1989).

Robert L. Friedman (39)
51 John F. Kennedy Pkwy., Short Hills, NJ 07078
VICE PRESIDENT

Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and FORMERLY, employee, Heine Securities Corporation (1988-1996).

Raymond Garea (49)
51 John F. Kennedy Pkwy., Short Hills, NJ 07078
VICE PRESIDENT

Senior Vice President, Franklin Mutual Advisers, LLC; Manager (Director), MB Metropolis, L.L.C.; and FORMERLY, employee, Heine Securities Corporation (1991-1996) and Vice President and Analyst, Donaldson, Lufkin & Jenrette.

Deborah R. Gatzek (50)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 54 of the investment companies in the Franklin Templeton Group of Funds.

David E. Marcus (33)
51 John F. Kennedy Pkwy., Short Hills, NJ 07078
VICE PRESIDENT

Senior Vice President, Franklin Mutual Advisers, LLC; and FORMERLY, employee, Heine Securities Corporation (1987-1996).

Lawrence N. Sondike (41)
51 John F. Kennedy Pkwy., Short Hills, NJ 07078
VICE PRESIDENT

Senior Vice President, Franklin Mutual Advisers, LLC; and FORMERLY, employee, Heine Securities Corporation (1984-1996).

David J. Winters (37)
51 John F. Kennedy Pkwy., Short Hills, NJ 07078
VICE PRESIDENT

Senior Vice President, Franklin Mutual Advisers, LLC; and FORMERLY, employee, Heine Securities Corporation (1988-1996).

*This board member is considered an "interested person" under federal securities laws.

The noninterested board members have standing audit, pension, nominating and directors' compensation and performance committees. The audit committee is composed of Ms. Grant and Messrs. E. Altman and Wade. The pension committee is composed of Messrs. E. Altman and Sturtevant. The nominating committee is responsible for nominating candidates for noninterested board member positions and is composed of Messrs. MacPherson and Rubin. The board members' compensation and performance committee is composed of Ms. Grant and Messrs. Wade and Sturtevant.

Mutual Series pays noninterested board members $45,000 per year plus $2,000 per board or audit committee meeting attended. The chairman of the audit committee is paid a retainer of $9,000 and each audit committee member is paid a retainer of $4,000. In 1993, the board approved a retirement plan that generally provides payments to directors who have served seven years and retire at age 70. At the time of retirement, board members are entitled to annual payments equal to one-half of the retainer in effect at the time of retirement.

Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members by Mutual Series and by the Franklin Templeton Group of Funds.

                                                                      TOTAL FEES      NUMBER OF BOARDS
                                                       ESTIMATED     RECEIVED FROM    IN THE FRANKLIN
                             TOTAL FEES      PENSION     ANNUAL      THE FRANKLIN     TEMPLETON GROUP
                            RECEIVED FROM  RETIREMENT BENEFITS UPON TEMPLETON GROUP   OF FUNDS ON WHICH
NAME                        MUTUAL SERIES 1  ACCRUED   RETIREMENT    OF FUNDS 2        EACH SERVES 3
------------------------------------------------------------------------------------------------------------

Edward I. Altman               $77,000        0         $22,500        $77,000             1
Ann Torre Grant 4               77,000        0          22,500         77,000             1
Bruce A. MacPherson             65,000        0          22,500         65,000             1
Barry F. Schwartz 4,5           28,500        0          22,500         28,500            N/A
Vaughn R. Sturtevant, M.D.      61,000        0          22,500         61,000             1
Robert E. Wade4                 86,000        0          22,500         86,000             1
Andrew H. Hines, Jr. 4          61,000        0          22,500        208,075            22
Fred R. Millsaps 4              63,000        0          22,500        210,075            22
Leonard Rubin 4                 63,000        0          22,500         84,900             3
Charles Rubens II               28,500        0               0         50,400             3

1. For the fiscal year ended December 31, 1998.
2. For the calendar year ended December 31, 1998.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 163 U.S. based funds or series.
4. Not vested in retirement plan.
5. Resigned, June 1998.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the funds or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The funds' manager is Franklin Mutual Advisers, LLC (Franklin Mutual). On October 31, 1996, pursuant to an agreement between Resources and Heine Securities, Inc. (Heine), the assets of Heine were transferred to Franklin Mutual and Mutual Series Fund Inc.'s name was changed to Franklin Mutual Series Fund Inc. The manager is an indirect, wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles
B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the funds to buy, hold or sell. The manager also selects the brokers who execute the funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the funds. Similarly, with respect to the funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the funds or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the funds' code of ethics.

Under the funds' code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES Each fund pays the manager a fee equal to an annual rate of 0.60% of the average daily net assets of Mutual Shares, Qualified and Beacon, and 0.80% of the average daily net assets of Discovery, European and Financial Services.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the funds' shares pays its proportionate share of the fee.

For the last three fiscal years ended December 31, the funds paid the following management fees:

                                          MANAGEMENT FEES PAID ($)
                                          1998        1997        1996
------------------------------------------------------------------------
Beacon                                 37,649,906  34,477,321    25,260,160
Financial Services                      3,306,470      92,762 1     N/A
Qualified                              32,920,555  29,584,910    21,439,007
Mutual Shares                          55,767,932  46,093,507    34,719,646
Discovery                              39,735,851  32,685,124    17,154,254
European                                6,843,216   5,167,675       876,464 2

1. For the period August 19, 1997 through December 31, 1997.
2. For the period July 3, 1996 through December 31, 1996.

Under an agreement by the manager to limit its fees, the funds paid the management fees shown above. For the three fiscal years ended December 31, management fees, before any advance waiver, totaled:

                                          MANAGEMENT FEES BEFORE WAIVER ($)
                                          1998        1997        1996
--------------------------------------------------------------------------

Beacon                                  39,589,767  36,299,616   26,083,112
Financial Services                       3,742,268     419,994 1    N/A
Qualified                               34,762,293  31,224,924   22,515,334
Mutual Shares                           59,068,503  48,600,626   35,687,092
Discovery                               41,019,712  33,584,048   17,795,530
European                                 6,843,216   5,372,334      949,616 2

1. For the period August 19, 1997 through December 31, 1997.
2. For the period July 3, 1996 through December 31, 1996.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with each fund to provide certain administrative services and facilities for the funds. FT Services is wholly owned by Resources and is an affiliate of the funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The funds pay FT Services a monthly fee equal to an annual rate of:

o 0.15% of a fund's average daily net assets up to $200 million;

o 0.135% of average daily net assets over $200 million up to $700 million;

o 0.10% of average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended December 31, the funds paid FT Services the following administration fees:

                                          ADMINISTRATION FEES PAID ($)
                                          1998        1997         1996 1
---------------------------------------------------------------------------
Beacon                                5,104,507   4,766,476      634,856
Financial Services                      375,860      54,548 2      N/A
Qualified                             4,364,662   4,236,167      553,904
Mutual Shares                         7,599,879   6,284,881      840,707
Discovery                             3,941,429   3,350,745      380,772
European                                652,219     716,013       57,060

1. For the period November 1, 1996 through December 31, 1996.
2. For the period August 19, 1997 through December 31, 1997.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/
Templeton Investor Services, Inc. (Investor Services) is the funds' shareholder servicing agent and acts as the funds' transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, St. Petersburg, FL 33733-8030. Please send all correspondence to Investor Services to P.O. Box 33030, St. Petersburg, FL 33733-8030.

For its services, Investor Services receives a fixed fee per account. The funds also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the funds. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the funds to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the funds' securities and other assets.

AUDITOR Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, is the Mutual Series' independent auditor. The auditor gives an opinion on the financial statements included in the Mutual Series' Annual Report to Shareholders and reviews the Mutual Series' registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the funds' officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, also may be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when a fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of a fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the funds.

During the last three fiscal years ended December 31, the funds paid the following brokerage commissions:

                                          BROKERAGE COMMISSIONS PAID ($)
                                          1998        1997        1996
----------------------------------------------------------------------------
Beacon                                  10,799,550   8,259,140   7,418,388
Financial Services                       1,539,012     371,076 1    N/A
Qualified                                8,446,273   6,474,952   6,090,786
Mutual Shares                           13,931,158   7,248,461   8,095,501
Discovery                               12,988,034   9,085,394   7,928,860
European                                 2,910,055   1,500,199     734,682 2

1. For the period from August 19, 1997 through December 31, 1997.
2. For the period July 3, 1996 through December 31, 1996.

As of December 31, 1998, the funds owned the following securities issued by their regular broker-dealers:

                                              VALUE
------------------------------------------------------------------------------

Mutual Beacon
 Bankamerica Corp.                         19,571,169
 Bankers Trust Corp.                        9,438,750
 Bear Stearns Companies                    40,604,200
 Morgan Stanley Dean Witter & Co.          72,228,300

Mutual Financial Services
 Bankamerica Corp.                          4,881,188
 Bankers Trust Corp.                          794,569
Mutual Qualified
 Bankamerica Corp.                         17,051,871
 Bankers Trust Corp.                        8,380,588
 Morgan Stanley Dean Witter & Co.          59,029,400

Mutual Shares
 Bankamerica Corp.                         29,492,936
 Bankers Trust Corp.                       14,857,394
 Bear Stearns Companies                    68,474,737
 Morgan Stanley Dean Witter & Co.         183,748,000

                                              VALUE
------------------------------------------------------------------------------

Mutual Discovery
 Bankamerica Corp.                         15,210,904
 Bankers Trust Corp.                        6,902,781
 Bear Stearns Companies                    13,152,263
 Morgan Stanley Dean Witter & Co.          22,329,500

Except as noted, the funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Clearwater, an indirect affiliate of Franklin Mutual, was formerly a registered securities dealer and member of the NASD. Transactions in some fund portfolio securities (particularly transactions involving floor brokers) were effected through Clearwater before November 1, 1996. During the fiscal year ended December 31, 1996, Beacon paid brokerage commissions to Clearwater of $607,402; Qualified paid $439,926; Mutual Shares paid $755,142; Discovery paid $384,267; and European paid $4,037.

Because the funds may, from time to time, invest in broker-dealers, it is possible that a fund will own more than 5% of the voting securities of one or more broker-dealers through whom such fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the fund. To the extent that the fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the fund, the fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the fund to adhere to procedures adopted by the board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary broker's commissions for similar transactions.

The funds may receive research services from persons who act as brokers or dealers for the funds. The discussion below relates in general to these brokers or dealers who, pursuant to various arrangements, pay for certain computer hardware and software and other research and brokerage services to the manager and/or the funds for transactions effected by it for the fund. Commission soft dollars may be used only for brokerage and research services provided by brokers to whom commissions are paid and under no circumstances will cash payments be made by any such broker to the manager. To the extent that commission soft dollars do not result in the provision of any "brokerage and research services" by brokers to whom such commissions are paid, the commissions, nevertheless, are the property of such broker. Although, potentially, the manager could be influenced to place fund brokerage transactions with a broker in order to generate soft dollars for the manager's benefit, the manager believes that the requirement that it achieve best execution on fund portfolio transactions, and the fund's negotiated commission structure with brokers, mitigate these concerns as the cost of transactions effected through brokers, before consideration of any soft dollar benefits that may be received, generally will be comparable to that available elsewhere. During the fiscal year ended December 31, 1998, the funds did not pay any brokerage commissions to brokers who provided research services.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

The funds calculate dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in any distribution and service (Rule 12b-1) fees of each class. The funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

DISTRIBUTIONS OF NET INVESTMENT income The funds receive income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a fund, constitutes a fund's net investment income from which dividends may be paid to you. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a fund. Any net capital gains realized by a fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a fund. Similarly, foreign exchange losses realized by a fund on the sale of debt securities are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a fund's ordinary income distributions to you, and may cause some or all of a fund's previously distributed income to be classified as a return of capital.

The Discovery and European Funds may be subject to foreign withholding taxes on income from certain of their foreign securities. If more than 50% of either fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, such fund may elect to pass-through to you your pro rata share of foreign taxes paid by it. If this election is made, the year-end statement you receive from these funds will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. These funds will provide you with the information necessary to complete your individual income tax return if they make this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, a fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that only a small percentage of the dividends paid by the funds for the most recent fiscal year qualified for the dividends-received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES The funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a fund are treated as ordinary income or capital gain, accelerate the recognition of income to a fund and/or defer a fund's ability to recognize losses, and, in limited cases, subject a fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------

Each fund is a diversified series of Mutual Series, an open-end management investment company, commonly called a mutual fund. Mutual Series was organized as a Maryland corporation on November 12, 1987, and is registered with the SEC.

The funds currently offer four classes of shares, Class A, Class B, Class C and Class Z. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The funds began offering Class B shares on January 1, 1999. The funds may offer additional classes of shares in the future. The full title of each class is:

Mutual Shares Fund - Class A
Mutual Shares Fund - Class B
Mutual Shares Fund - Class C
Mutual Shares Fund - Class Z
Mutual Qualified Fund - Class A
Mutual Qualified Fund - Class B
Mutual Qualified Fund - Class C
Mutual Qualified Fund - Class Z
Mutual Beacon Fund - Class A
Mutual Beacon Fund - Class B
Mutual Beacon Fund - Class C
Mutual Beacon Fund - Class Z
Mutual European Fund - Class A
Mutual European Fund - Class B
Mutual European Fund - Class C
Mutual European Fund - Class Z
Mutual Discovery Fund - Class A
Mutual Discovery Fund - Class B
Mutual Discovery Fund - Class C
Mutual Discovery Fund - Class Z
Mutual Financial Services Fund - Class A
Mutual Financial Services Fund - Class B
Mutual Financial Services Fund - Class C
Mutual Financial Services Fund - Class Z

Shares of each class represent proportionate interests in each fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of Mutual Series for matters that affect Mutual Series as a whole. Additional series may be offered in the future.

Mutual Series has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

Mutual Series does not intend to hold annual shareholder meetings. Mutual Series or a series of Mutual Series may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of February 5, 1999, the principal shareholders of the funds, beneficial or of record, were:

                                                     PERCENTAGE
NAME AND ADDRESS                   SHARE CLASS          (%)
------------------------------------------------------------------------------
EUROPEAN
Michael F. Price
51 John F. Kennedy Pkwy,
Short Hills, NJ 07078               Class Z           23.66

Franklin Resources, Inc. 1
Corporate Accounting
555 Airport Blvd. 4th Floor
Burlingame, CA 94010                Class B           30.01

Wachovia Securities Inc.
FBO 7006257914
301 N. Main St. MC-32002
Winston-Salem, NC 27150             Class B           14.76

PaineWebber
FBO Joseph Xuereb CF
Allison Kelly Xuereb
Unif. Transfer to Minor Act NY
164 East 90th St.
New York, NY 10128-2603             Class B           15.15

PaineWebber
FBO Annunziata Xuereb CF
Jason Noel Xuereb
Unif. Transfer to Minor Act NY
164 East 90th St.
New York, NY 10128-2603             Class B           15.15

Krzysztop Pabis
and Anna Pabis
JTWROS
5195 Valley Tarn
Acworth, GA 30102                   Class B            7.55

MUTUAL SHARES
NFSC FEBO OKS-880310
Benjamin J. Carlson
767 Moenkopi Trail
Flagstaff, AZ 86001                 Class B           14.87

QUALIFIED
Franklin Resources, Inc.
Corporate Accounting
555 Airport Blvd. 4th Fl.
Burlingame, CA 94010                Class B           12.36

Juliet Holland
640 Broadway 4 WR
New York, NY 10012                  Class B            6.06

Susan R. Smith
6075 Fireside Drive
Rockford, IL 61114                  Class B            6.14

                                                  PERCENTAGE
NAME AND ADDRESS                   SHARE CLASS       (%)
------------------------------------------------------------------------------
BEACON
Dean Witter Reynolds Cust. for
Joe H. Howard
3700 N. Keele
Chicago, IL 60641-3041              Class B            8.33

Fahnestock Co. Inc. Cust.
A878401361
Jane G. Bennett
125 Broad Street
New York, NY 10004                  Class B            6.00

DISCOVERY
AG Edwards Sons Inc. Cust.
for Dr. Clare Ann Gnecco
Rollover IRA Account
23 May Drive Apt 10A
Morristown, NJ 07960                Class B            7.02

Dain Rauscher Inc. FBO
John Scully
John Scully Char Rem Trust
427 Upper French Creek Road
Buffalo, WY 82834                   Class B           10.02

FINANCIAL SERVICES
Franklin Resources, Inc. 1
Corporate Accounting
555 Airport Blvd. 4th Floor
Burlingame, CA 94010                Class B           39.66

Summit Financial Services Group FBO
Keith Baczkowski
One Bethlehem Plaza
Bethlehem, PA 18018                 Class B           19.98

1. Franklin Resources, Inc. is a Delaware corporation.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of February 5, 1999, the officers and board members, as a group, owned of record and beneficially 24.12% of Mutual European Fund - Class Z and less than 1% of the outstanding shares of the other funds and classes. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the funds should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to a fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the funds, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

DEALER COMPENSATION Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, a fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The funds may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND In the case of redemption requests, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The funds calculate the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, each fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each fund values them according to the broadest and most representative market as determined by the manager.

Each fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the fund's NAV is not calculated. Thus, the calculation of the fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the funds may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the funds' shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the funds for acting as underwriter of the funds' Class Z shares.

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the funds are based on the standardized methods of computing performance mandated by the SEC.

An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns for the indicated periods ended December 31, 1998, were:

                                    1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------
CLASS Z
Beacon                               2.37%      15.20%      14.55%
Financial Services 1                 7.08%         N/A         N/A
Mutual Shares                        0.45%      15.65%      14.31%
Qualified                            0.50%      15.28%      14.34%
Discovery 2                         -1.90%      14.96%         N/A
European 3                           4.74%         N/A         N/A

1. Financial Services commenced operations on August 19, 1997. The average annual total return from inception was 23.06%.
2. Discovery commenced operations on December 31, 1992. The average annual total return from inception was 18.21%.
3. European commenced operations on July 3, 1996. The average annual total return from inception was 16.96%.

These figures were calculated according to the SEC formula:

                   n
            P(1+T)  = ERV

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended December 31, 1998, were:

                                          1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------
CLASS Z
Beacon                                     2.37%      102.86%     288.86%
Financial Services 1                       7.08%          N/A         N/A
Mutual Shares                              0.45%      106.91%     280.84%
Qualified                                  0.50%      103.64%     282.01%
Discovery 2                               -1.90%      100.82%         N/A
European 3                                 4.74%          N/A         N/A

1. Financial Services commenced operations on August 19, 1997. The cumulative total return from inception was 32.81%.
2. Discovery commenced operations on December 31, 1992. The cumulative total return from inception was 172.82%.
3. European commenced operations on July 3, 1996. The cumulative total return from inception was 47.83%.

VOLATILITY Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the funds may satisfy your investment goal, advertisements and other materials about the funds may discuss certain measures of fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow
    Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: The Wall Street Journal, and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

From time to time, advertisements or information for the funds may include a discussion of certain attributes or benefits to be derived from an investment in the funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the funds' performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the funds' portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the funds to calculate their figures. In addition, there can be no assurance that the funds will continue their performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a fund cannot guarantee that these goals will be met.

Each fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $216 billion in assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 114 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.